Exhibit 10(B)

CONFIDENTIAL TREATMENT REQUESTED.

CONFIDENTIAL PORTIONS OF THIS DOCUMENT

HAVE BEEN REDACTED AND HAVE BEEN FILED

WITH THE COMMISSION.

TXU STANDARD PLANT

PROJECT

PURCHASE ORDER

TXU GENERATION DEVELOPMENT COMPANY LLC		PURCHASE ORDER NUMBER:
1601 BRYAN		25270-000-POA-MUSG-00001
DALLAS, TEXAS 75201

Attention:	Steve Kopenitz
Telephone:	(214) 812-4600	DATE: June 21, 2006
Email:	skopeni1@txu.com
PROMISED SHIP DATE:
See Section 5
TO:	General Electric Company
	1 River Road	AGREEMENT PRICE: $77,230,000 USD
Schenectady, NY 12345
Attention:	John D. Tumy
Telephone:	518-385-4694	All prices shown herein are firm.
Email:	john.tumy@ge.com

Product:	Steam Turbine, Generator and Auxiliaries

PURCHASE ORDER SECTIONS:

Section 1: Scope of Work, Pricing, and Notes

Section 2: Technical Specifications

Section 3: Drawing and Data Requirements

Section 4: General Conditions Section

5: Special Conditions Section

6: Supplier Quality Surveillance

Section 7: Expediting Instructions

Section 8: Shipping and Packing Instructions

Section 9: Invoicing Instructions

Payment Terms: (See Section 5)

Shipping Terms: (See Section 5)

CORRESPONDENCE: Send copies of all correspondence relating to this Purchase Order to the attention of the Buyer named below at the address shown above. Purchase Order, item, tag, and stock code numbers must be referenced on correspondence.

INSPECTION: Is Required

(See Section 6 – Supplier Quality Surveillance)

Do not ship any products prior to release by Buyer’s Supplier Quality Representative.

SHIP AND CONSIGN TO:

(See Section 8 - Shipping Instructions)

INVOICING:

(See Section 9 - Invoicing Instructions)

THIS PURCHASE ORDER AND THE EQUIPMENT DELIVERY DATES CONTAINED THEREIN ARE ONLY VALID IF THE EFFECTIVE DATE , AS DEFINED IN SECTION 5, SPECIAL CONDITIONS, SC-1 “DEFINITIONS” OCCURS ON OR BEFORE JUNE 26, 2006.

By Seller:	By Buyer:

Agreement Form

«PROJECT_ENTITY»	PURCHASE ORDER
«PROJECT_NAME»	COMMERCIAL NOTES

BUYER’S AUTHORIZED REPRESENTATIVE:		SELLER’S ACCEPTANCE:

Signature:		Signature:
Print Name:	Michael P. Childers	Print Name:
Title:	Chief Executive Officer	Title:
Date:		Date:

PURCHASE ORDER NO: «PO_NUMBER» Rev. «R»

TXU STANDARD PLANT

PROJECT

PO SECTION 1, PRICING

1.0 GENERAL

Firm, fixed price to design, manufacture, shop test and deliver DDP Jobsite (per Incoterms 2000), in accordance with Clause SC-1, defintion of “Delivery” and Section 5, Appendix 5, Steam Turbine, Generator and Accessories in accordance with the terms, conditions, specifications and other attachments of this Purchase Order, the Equipment further described hereinafter.

Item No.	Qty.	Description	USD
A	Lot	Drawings and data in accordance with Drawings and data Requirements, Section 3.	Included in 1.1
B	Lot	Expediting and scheduling reports in accordance with Expediting Requirements, Section 7.	Included in 1.1
C	Lot	Operating/Maintenance Instruction Manuals in accordance with the requirements specified in Section 2 and detailed in Section 1, Attachment 1.	Included in 1.1
1.1	Lot	Price for one (1) Steam Turbine, Generator and associated accessories (per Technical Specifications listed in Section 2) and this Agreement.	$77,230,000
1.2	Lot	Allowance for services of erection representative(s) for one-hundred and thirty (130) man-weeks duration during erection, excluding international transportation, accommodation, meals and transportation in the United States, which are to be billed at per diem rates, working ten (10) hour days, six (6) working days per week, Monday to Saturday.	Included in 1.1
To the extent the total number of man-weeks of technical representative services rendered is more or less than the number of man-weeks included herein, the Parties agree that the Agreement Price shall be adjusted in accordance with the rates included in Item 2.5 to this Section 1 .
1.3	Lot	Allowance for services of commissioning engineer(s) for fifty (50) man-weeks duration during start-up, excluding international transportation, accommodation, meals and transportation in the United States, which are to be billed at per diem rates; working 10 hour days, six (6) working days or nights per week, Monday to Friday and Saturday or Sunday.	Included in 1.1
To the extent the total number of man-weeks of technical representative services rendered is more or less than the number of man-weeks included herein, the Parties agree that the Agreement Price shall be adjusted in accordance with the rates included in Item 2.5 to this Section 1 .
1.4	Lot	Price for Seller recommended on-site training per Technical Specification.	LATER
1.5	Lot	Lump Sum Price for spare parts and consumables for initial startup and through commissioning as indicated in the Technical Specification	Included in 1.1
1.6	Lot	Special Tools as per Section 1, Attachment 2.	Included in 1.1

By Seller:	By Buyer:

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PO SECTION 1, PRICING

Item No.	Qty.	Description	USD
		AGREEMENT PRICE	$77,230,000

2.0 OPTIONAL PRICES
2.1	Lot	Adder for 64 additional manweeks of Start-up technical services in accordance with item 1.3 above.	$1,563,000
2.2

Unit price for Technical Assistance:

    Daily Rates:             8 hrs Day             10 hrs / Day

    Mon - Fri                     $2768                     $3806

    Sat & Sun                    $4152                    $5190

Published Rates (firm through 2010). To be used for calculating costs for more or less Technical Assistance time from the allowances provided for in Line Items 1.2 and 1.3 above.

2.3	Month	Adder per month to extend the warranty sunset date from 38 months up to a maximum of 45 months in accordance with Section 5, Clause 6.2, provided, however, to the extent Seller is the cause of the delay, the extension shall be provided at no cost. This Option may be elected up to 30 Days after the Guaranteed Substantial Completion Date.	$36,000/month
2.4	Lot	Adder to provide non-return valves in accordance with Section 2, Technical Specification	Later
2.5	Lot	Adder to provide fixators in accordance with Section 2, Technical Specification	Later
2.6	Lot	Adder to provide Training in accordance with Scope and Content to be agreed to by the Parties.	Later
2.7	Lot	Adder to provide transportation from the nearest accessible rail siding to the Jobsite, per Section 5, Clause 17.8	Later

By Seller:	By Buyer:

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SECTION 2

TECHNICAL SPECIFICATIONS

The following listed documents are attached or enclosed herewith and made part of this Agreement. All documents listed in the Material Requisition as appendices and attachments are considered to be part of the Technical Specifications as this term is used throughout this Agreement.

Material Requisition No.	Revision
****	****

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

By Seller:	By Buyer:

Section 2 - Technical Specifications

TXU STANDARD PROJECT

PROJECTS

SECTION 3

DRAWINGS AND DATA REQUIREMENTS

Drawing and Data Requirements

Drawings, instructions and data shall be submitted in accordance with the Document Submittal Requirements form (DSR) included in this Agreement.

The DSR identifies the following critical information relative to the Suppliers submittal of the required drawings, information, and data:

1. Description of each document to be submitted

2. Submittal schedule for each document (1)

3. Information to be included with each document

4. Reason for document submittal to Buyer (for information, for review, etc)

5. Whether Liquidated Damages apply to late submittal of each document

6. Definition of Buyer’s document review status

(1)	Submittal dates are provided as duration of calendar days from the appropriate milestone (award, shipment, etc. as noted). The indicated durations represent the date that documents are required to be actually received by Buyer.

The initial submittal of each document shall be transmitted to Buyer’s representatives designated below, in accordance with the DSR submittal schedule beginning on the effective date of this Agreement.

Drawing turnaround time shall be as specified in Section 5, Special Conditions, SC-9, titled “Document Turnaround”.

Other information relative to document submittals that the Seller shall comply with is also included in the DSR.

Seller shall provide Final As-Built drawings showing all changes to Seller documents necessary to reflect the final configuration of Seller’s equipment. Seller shall maintain complete and accurate records of all differences between work as per the final installed and accepted configuration, as actually shipped, and as designed (as indicated on reviewed engineering drawings). All final piping isometric drawings must show each field weld location and each piping spool or piece number.

All documents shall be submitted in accordance with this Agreement. Seller shall forward a copy of the Document Transmittal form or provide electronic notification of transmittal, to the following individuals:

Hard copies shall be sent to:

Bechtel Power Corporation
5275 Westview Drive
Frederick, MD 21703

Attention:	Project Administrator
Project Name:	TXU Standard Plant Project
Purchase Order No.:	Seller to insert correct Purchase Order Number

By Seller:	By Buyer:

Section 3, Drawing and Data Requirements

TXU STANDARD PROJECT

PROJECTS

SECTION 3

DRAWINGS AND DATA REQUIREMENTS

Electronic notification shall be sent to:

Project Administrator	{To be notified later}
Project Expediter	{To be notified later}
Project Engineering Representative(s)	{To be notified later}

Electronic File Format

All documents as required by the Document Submittal Requirement form shall be forwarded to the Buyer via an FTP Site or other previously agreed upon server connection. Files submitted by the Seller shall preferably be in a native format, previously approved by the Buyer. If Buyer agrees to accept files in other formats, the priority would be:

1. PDF

2. TIFF

3. JPG

4. HTML

5. HPGL

Seller must obtain prior written approval from Buyer if Seller wants to submit documents using a file format other than those listed above.

Quality Requirements for Scanned Files:

Scanned files shall be in a PDF format for text, multi-sheet documents and a TIFF format for documents that are considered image files. Documents must be scanned at a minimum of 200 dpi. Seller shall perform necessary quality checks to ensure the files are de-speckled. All scanned files must be named with the document number and an extension of PDF or TIFF to indicate the format used.]

Document Security

Seller acknowledges that the FTP server is not a password protected site, and that any alternate security provisions for transfer files, such as encryption, should be implemented by the Seller as appropriate to his company’s procedures

By Seller:	By Buyer:

Section 3, Drawing and Data Requirements

TXU STANDARD PROJECT

PROJECTS

SECTION 4

GENERAL CONDITIONS

TABLE OF CONTENTS

Clause	Title	Page No.
GC-1	ENTIRE AGREEMENT	2

GC-2	CHANGES	2

GC-3	DELIVERY	3

GC-4	TITLE AND RISK OF LOSS	3

GC-5	INFRINGEMENT	4

GC-6	COMPLIANCE	6

GC-7	SUSPENSION	7

GC-8	TERMINATION FOR CONVENIENCE	7

GC-9	TERMINATION FOR DEFAULT	8

GC-10	NON-WAIVER	9

GC-11	APPLICABLE LAW	9

By Seller:	By Buyer:

Section 4, General Conditions

TXU STANDARD PROJECT

PROJECTS

SECTION 4

GENERAL CONDITIONS

GENERAL CONDITIONS

GC-1 ENTIRE AGREEMENT

1.1	This Agreement embodies the entire agreement between Buyer and Seller. The Parties shall not be bound by or liable for any statement, representation, promise or understanding not set forth herein. Nothing contained in proposals, correspondence, discussions, order acknowledgements or other of Seller’s forms has any effect on this Agreement unless specifically incorporated herein.

1.2	No modifications to this Agreement shall be valid unless reduced to writing and signed by both Parties pursuant to Clause GC-2 (Changes).

GC-2 CHANGES

2.1	Buyer, through its authorized procurement representative, may at any time direct, in writing, changes, including but not limited to changes in any one or more of the following: (1) drawings or specifications; (2) additions to or deletions from quantities ordered; (3) Delivery schedule; (4) method of shipment or packing; (5) place of Delivery. If any such change causes an increase or decrease in the cost or timing required to provide the Equipment, or otherwise affects Seller’s ability to meet its obligation, an equitable adjustment shall be made in the Agreement Price or Delivery schedule and/or other relevant terms and the Agreement shall be modified by written amendments or revisions executed by authorized representatives. Any request by the Seller for adjustment under this Clause GC-2 (Changes) must be asserted promptly by written notice to Buyer’s authorized representative and in no case later than within twenty (20) Days from the date of receipt by Seller of the notification of a change, unless the Parties mutually agree to extend the time required to assess and determine the resulting impact. Buyer shall respond to Seller’s request for adjustment within thirty (30) days of receipt of Seller’s notice. However, nothing in this clause shall excuse Seller from proceeding with the order as changed. Failure by Seller to timely give the required notice hereunder will preclude Seller’s right to request any adjustment. In the event that Buyer and Seller are not able to reach agreement on a firm price for a Buyer directed change after good faith negotiations by the Parties or in case of an emergency endangering life or property or the Facility has ceased operation or is materially and adversely affected in its operation requiring immediate corrective action, Seller will proceed with implementation of the change on a time and materials basis, including a reasonable profit. In such event, Seller agrees to provide in a timely manner such documentation as is reasonably sufficient for Buyer to determine the accuracy of impact of jobsite changes on a time and material basis.

2.2	If this Agreement requires Buyer to review and comment on Seller’s technical documents, Seller shall submit, within twenty five (25) Days from the date of Seller’s receipt of such comments, any request for adjustment resulting from implementation of Buyer’s comments. No adjustment will be made hereunder unless Buyer, through its authorized procurement representative, confirms the change in writing.

2.3	A Change in Law affecting Seller’s Work under this Agreement (except for changes relating to taxes to be paid by Seller) and occurring after the Effective Date shall be considered a change and will be handled in accordance with Clause GC-2.1 above, provided that Seller gives notice to Buyer of such Change in Law no later than ten (10)

By Seller:	By Buyer:

Section 4, General Conditions

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GENERAL CONDITIONS

days after (i) Seller becomes aware of such Change in Law or (ii) the earlier time at which it would be commercially reasonable to expect that Seller should have become aware of such Change in Law, together with details as to the impact of such Change in Law on performance of the Work.

2.4	Suspension instructed by Buyer pursuant to Clause GC-7 (Suspension) will also be treated as a change and will be handled in accordance with Clause GC-2.1 above, unless such suspension arises as a result of any fault, defect or other failure to perform which is attributable to Seller.

GC-3 DELIVERY

Performance and Delivery of the Seller’s obligations shall be in accordance with the Guaranteed Milestone Dates. However, to the extent the Buyer’s failure to fulfill any of its material obligations under this Agreement, (except payment obligations), actually and demonstrably delays Seller in the performance of its critical path activities, Seller shall be entitled to an equitable adjustment to the affected Guaranteed Milestone Date(s), except to the extent that Seller fails to exercise good faith efforts to mitigate the impact of such Buyer delay and provided in any event that Seller must give notice to Buyer within ten (10) days after (i) Seller becomes aware of the occurrence of such Buyer delay or (ii) the earlier time at which it would be commercially reasonable to expect that Seller should have become aware of such occurrence. Such notice will specify the nature of the occurrence and the reason(s) why Seller believes additional time should be granted and the length of the delay occasioned by reason of such Buyer delay. Strict compliance with this Clause GC-3 (Delivery) is a condition precedent to any entitlement to an extension of the affected Guaranteed Milestone Date(s). Failure by Seller to timely give the required notice hereunder will preclude Seller’s right to invoke the protection of this Clause GC-3 (Delivery) to the extent the Buyer is prejudiced by such failure. Seller shall use its reasonable best efforts to minimize or avoid the delay caused by the Buyer delay and the initial notice provided by Seller shall describe in detail the efforts of Seller that have been or are going to be made in this regard. Upon mutual agreement of the Parties to Seller’s entitlement for an equitable adjustment to the affected Guaranteed Milestone Date(s), this Agreement shall be modified by written amendment or revision executed by the Parties’ authorized representatives.

GC-4 TITLE AND RISK OF LOSS

4.1	Title to Equipment or materials to be shipped from within the United States shall pass to Buyer when available for shipment from the manufacturer’s factory. Title to Equipment or materials to be shipped from a country other than the United States shall pass to Buyer at the port of export immediately after the Equipment or materials have been cleared for export. Title to services provided by Seller shall pass as such services are performed and accepted by Buyer. In order to protect Buyer or Owner’s interest in Equipment with respect to which title has passed to Buyer or Owner but which remains in the possession of Seller, Seller shall take or cause to be taken all steps necessary under the applicable laws and regulations to maintain Buyer’s or Owner’s title and to protect Buyer or Owner against claims by other parties with respect thereto.

4.2	Shipment to Storage. If the Equipment cannot be shipped to Buyer, as specified in this Agreement, due to any cause attributable to Buyer, Seller may ship such Equipment to storage. If such Equipment is placed in storage, including storage at the facility where

By Seller:	By Buyer:

Section 4, General Conditions

TXU STANDARD PROJECT

PROJECTS

SECTION 4

GENERAL CONDITIONS

manufactured, the following conditions shall apply: (a) title shall thereupon pass to Buyer if it had not already passed; (b) any amounts otherwise payable to Seller upon delivery or shipment shall be payable upon presentation of Seller’s appropriately supported invoices and certification of cause for storage; (c) all expenses incurred by Seller, such as for preparation for and placement into storage, handling, inspection, preservation, insurance, storage, removal charges and any taxes shall be payable by Buyer upon submission of Seller’s appropriately supported invoices; and (d) Upon Buyer’s notification, Seller shall resume delivery of the Equipment to the originally agreed point of delivery. Seller shall submit invoices under this Clause GC-4.2 on a monthly basis, and Buyer shall pay those invoices within thirty (30) Days of receipt.

4.3	Notwithstanding the foregoing, Seller shall be responsible for and shall bear any and all risk of loss or damage to the Equipment until Delivery in accordance with the delivery provisions of this Agreement. Upon such delivery, risk of loss or damage shall pass from Seller: provided however, that any loss or damage, whenever occurring, which results from Seller’s non-conforming packaging or crating or from any defect in the Equipment shall be borne by Seller.

Notwithstanding the foregoing, Seller warrants that upon passage of title to the Equipment in accordance with this Clause GC-4 (Title and Risk of Loss), Buyer or Owner will have good and indefeasible title to such Equipment, and such Equipment will not be subject to any lien, privilege, security interest or other defect in title. IN THE EVENT OF ANY NONCONFORMITY WITH THE FOREGOING WARRANTY, SELLER, AT ITS OWN EXPENSE, UPON WRITTEN NOTICE OF SUCH FAILURE, SHALL INDEMNIFY OWNER AND BUYER FROM THE CONSEQUENCES OF AND DEFEND THE TITLE TO SUCH EQUIPMENT AND IF NECESSARY, SHALL PROMPTLY REPLACE SUCH EQUIPMENT AND ANY OTHER AFFECTED PORTION OF THE WORK, AND SUCH OBLIGATION SHALL SURVIVE THE EXPIRATION, CANCELLATION OR TERMINATION OF THIS AGREEMENT, INCLUDING THE WARRANTY PERIOD.

GC-5 INFRINGEMENT

5.1	SELLER SHALL, AT ITS OWN EXPENSE, FULLY HOLD HARMLESS, INDEMNIFY AND DEFEND INDEMNIFIED PARTIES UNDER THIS AGREEMENT AGAINST ANY CLAIM, SUIT, ACTION, PROCEEDING OR INVESTIGATION WHICH IS BASED UPON A CLAIM, WHETHER RIGHTFUL OR OTHERWISE, THAT ANY EQUIPMENT, OR ANY PART THEREOF, OR AN OTHER ITEMS OR SERVICES FURNISHED BY SELLER UNDER THIS AGREEMENT CONSTITUTES AN INFRINGEMENT OF ANY DOMESTIC OR FOREIGN PATENT, COPYRIGHTS OR OTHER INTELLECTUAL PROPERTY, TRADEMARK, PROPRIETARY OR CONFIDENTIAL RIGHTS, OR UNAUTHORIZED DISCLOSURE OR USE OF ANY TRADE SECRET AND SELLER SHALL PAY ALL RESULTING DAMAGES INCLUDING LEGAL EXPENSES AS PROVIDED IN CLAUSE SC-5.3 BELOW. IF, IN ANY SUCH CLAIM, SUIT, ACTION, PROCEEDING OR INVESTIGATION, A TEMPORARY RESTRAINING ORDER OR PRELIMINARY INJUNCTION IS GRANTED, SELLER SHALL MAKE EVERY REASONABLE EFFORT, BY GIVING A SATISFACTORY BOND OR OTHERWISE TO SECURE THE SUSPENSION OF THE INJUNCTION OR RESTRAINING ORDER. In case said Equipment, or any part thereof, are in such suit or action held to constitute infringement and/or use is permanently enjoined, the Seller shall, at its own expense, subject to the following provisions, either procure for the Buyer and Owner an irrevocable, royalty-free license to continue using such Equipment, or with Buyer’s prior written approval which

By Seller:	By Buyer:

Section 4, General Conditions

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GENERAL CONDITIONS

shall not be unreasonably withheld, replace same with substantially equal but noninfringing Equipment or modify them so they become noninfringing, provided that no such replacement or modification shall in any way amend or relieve Seller of its Equipment Performance Guarantees, warranties, guarantees or other obligations set forth in this Agreement. Further, Seller agrees that it shall not settle any suit for which it is providing indemnity under this Clause GC-5 (Infringement) without the prior consent of the Indemnified Parties, such consent not to be unreasonably withheld so long as such settlement completely discharges or releases the indemnifiable claims against the Indemnified Parties and does not impose by way of consent decree, injunction or otherwise any restraint or limitations on such parties; operations or upon the operation or other use of the Facility. Buyer acknowledges it may be required to enter into certain license agreements, which shall be provided by Seller at no additional cost to Buyer or Owner, with regard to the use of Seller proprietary computer software.

5.2	The preceding paragraph shall not apply to any Equipment, or any part thereof, manufactured to Buyer’s or Owner’s detailed design or modifications to any Equipment or part thereof made by Buyer or Owner. As to such Equipment or part, the Seller assumes no liability whatsoever for infringement.

5.3	Seller’s obligation to hold Indemnified Parties harmless under this Clause GC-5 (Infringement) includes responsibility for paying reasonable legal expenses and other direct costs incurred by Indemnified Parties in connection with the defense and settlement of any claim or suit within the scope of this clause. In connection with this indemnity: (a) Indemnified Parties shall promptly notify Seller of any claim or suit or proceeding involving Indemnified Parties in which such infringement is alleged, and Indemnified Parties shall permit Seller to control completely the defense or compromise of any such allegation of infringement in which case Seller may select counsel after consultation with Indemnified Parties, provided that (i) Buyer is consulted and kept reasonably informed of the claims, litigation, and negotiations, (ii) Indemnified Parties shall be entitled at Indemnified Parties’ expense to participate in such defense, and (iii) no compromise shall be adverse to Indemnified Parties without such party’s consent and (b) Buyer shall render such reasonable assistance at Seller’s cost in the defense thereof as Seller may require. If the defendants in any such action include both Seller and an Indemnified Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are in conflict with those available to the Seller, and that such conflict materially prejudices the ability of the counsel selected by the Seller to represent both Parties, such Indemnified Party shall have the right to select separate counsel reasonably acceptable to the Seller to participate in the defense of such action on its own behalf at Seller’s expense.

5.4	If any claim, suit, action, proceeding or investigation arises as to which the indemnity provided for under this Clause GC-5 (Infringement) hereof may apply and Seller, after being given written notice by the Indemnified Party promptly upon becoming aware of such claim, suit, action, proceeding or investigation, fails to assume the defense of, or to diligently defend, such claim, action, proceeding or investigation, then the Indemnified Party may, upon giving prior notice thereof to Seller, at the expense of Seller, contest (or, with the prior written consent of Seller, settle) such claim.

5.5	Notwithstanding any proprietary legends or copyright notices to the contrary, Indemnified Parties may copy or reproduce documents and information furnished by Seller in connection with Seller’s proposal and with this Agreement and distribute such copies or

By Seller:	By Buyer:

Section 4, General Conditions

TXU STANDARD PROJECT

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GENERAL CONDITIONS

reproductions to others for the limited purposes of designing, financing, constructing, altering, operating, maintaining or licensing the Project. SELLER IS RESPONSIBLE FOR OBTAINING NECESSARY PERMISSION AND RELEASES FROM ANY THIRD PARTIES PLACING PROPRIETARY RIGHTS OR COPYRIGHTS ON SUCH DOCUMENTS OR INFORMATION AND SHALL, AT ITS OWN EXPENSE, HOLD HARMLESS AND DEFEND INDEMNIFIED PARTIES AGAINST ANY AND ALL CLAIMS, SUITS, ACTION, PROCEEDINGS OR INVESTIGATIONS BASED UPON A CLAIM WHETHER RIGHTFUL OR OTHERWISE THAT A PROPRIETARY RIGHT OR COPYRIGHT HAS BEEN INFRINGED BY COPYING, REPRODUCTION, DISTRIBUTION OR USE BY INDEMNIFIED PARTY.

5.6	Seller agrees that all documents prepared by Seller which are delivered to Buyer in the performance of the Agreement shall be the sole and exclusive property of Buyer, except that (a) Seller shall retain the right to utilize such documents for reference in its general practice And (b) to the extent that Seller has a pre-existing patent, copyright, trade secret, or other proprietary interest in any documents to be provided under the Agreement, Seller hereby grants Buyer and Owner and their respective Affiliates an irrevocable, nonexclusive, royalty-free, license to internally reproduce, distribute, and use such proprietary documents, including the preparation of derivative works for internal use but without the right to disclose such proprietary documents to any third parties (other than to its Affiliates and its and their respective employees, directors, officers, managers, partners, accountants, attorneys, Financing parties, agents and consultants) unless (i) such third party is subject to written confidentiality commitments to Buyer ; or (ii) such disclosure is required for purposes of designing, financing, constructing, altering, operating, maintaining or licensing the Project. Such license shall be freely assignable (x) to any Financing Party and (y) any Person to which the Project is sold or otherwise transferred. Seller agrees that all documents, as well as any drawings, tracings, specifications, calculations, memoranda, data, notes and other materials which are supplied by Buyer and come into the possession of Seller, shall be used solely with respect to this Project and shall, except for Seller’s file copies, be delivered to Buyer upon Final Completion. Nothing in the foregoing gives Buyer or Owner or any third party the right to manufacture or remanufacture any Equipment or parts of any Equipment provided by Seller including vendor items. Buyer acknowledges it may be required to enter into certain license agreements, which shall be provided by Seller at no additional cost to Buyer or Owner, with regard to the use of Seller proprietary computer software provided during the execution of this Agreement.

GC-6 COMPLIANCE

6.1	Seller warrants that all Equipment shall have been produced, sold, delivered and furnished in strict compliance with all Applicable Laws to which the Equipment is subject. Seller shall execute and deliver to Buyer any documents as may be required to effect or to evidence such compliance.

6.2	SELLER HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD INDEMNIFIED PARTIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LEGAL ACTIONS, FINAL JUDGMENTS, REASONABLE ATTORNEYS' FEES, CIVIL FINES AND ANY OTHER LOSSES WHICH ANY OF THEM MAY INCUR AS A RESULT OF THE SALE OR DELIVERY TO BUYER HEREUNDER OF EQUIPMENT WHICH DOES NOT MEET ALL REQUIREMENTS OF SUCH LAWS AND REGULATIONS.

By Seller:	By Buyer:

Section 4, General Conditions

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GENERAL CONDITIONS

6.3	Seller shall comply with all applicable export or import rules and regulations. When required by the Agreement shipping/delivery terms, Seller is to obtain any necessary export license in a timely manner to avoid shipment delays. When Buyer is required by the Agreement shipping/delivery terms to obtain any necessary export license, or to meet the import rules and regulations of the destination country, Seller is to timely provide all necessary assistance to Buyer and its agents. SELLER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS INDEMNIFIED PARTIES FROM ANY PENALTIES, SUITS, LIABILITIES OR COSTS (INCLUDING ATTORNEY FEES) CAUSED BY SELLER’S FAILURE TO COMPLY WITH APPLICABLE EXPORT AND IMPORT RULES AND REGULATIONS OR TO COMPLY WITH ITS EXPORT AND IMPORT OBLIGATIONS SET FORTH IN THIS AGREEMENT.

6.4	Seller shall comply, and shall cause its Subsellers to comply, with all Applicable Laws in effect from time to time relating to the Work, the Equipment and/or the Project, and shall give all applicable notices pertaining thereto. Seller shall ensure that the Equipment, as designed, engineered and, manufactured, complies and when fully operated is capable of complying with all Applicable Laws.

6.5	Seller agrees to comply with all Applicable Laws regarding the import or export of technical data or information or any product based thereon and shall not ship or communicate or allow to be shipped or communicated, either directly or indirectly, any technical data or information or any product based thereon in connection with the Work to any country or from any country to or from which such shipment or communications is prohibited by Applicable Law.

GC-7 SUSPENSION

7.1	Notwithstanding any other provisions of this Agreement, Buyer may not suspend Seller’s performance prior to shipment of the Equipment. . Buyer will have the right to (a) defer Delivery in accordance with Clause SC-40, and (b) suspend the performance of the on-site services. In the event of such suspension , Seller shall be entitled to reimbursement for additional costs reasonably and necessarily incurred by Seller in effectuating such suspension (provided Seller shall use all reasonable efforts to minimize such suspension costs), to the extent that such additional costs are actually incurred, if claimed within thirty (30) days after resumption of performance.

GC-8 TERMINATION FOR CONVENIENCE

8.1	Seller’s performance under this Agreement may be terminated by Buyer for its convenience in accordance with this clause in whole, or, from time to time in part whenever Buyer shall elect. Any such termination shall be effected by delivery to Seller of a notice of termination specifying the extent to which performance under the Agreement is terminated, and the date upon which such termination becomes effective. Upon receipt of any such notice, Seller shall, unless the notice requires otherwise: (1) immediately discontinue work on the date and to the extent specified in the notice; (2) place no further orders for materials or services other than as may be necessarily required for completion of any portion of the Work that is not terminated; (3) assist Buyer upon request in the maintenance, protection, and disposition of property acquired by Buyer under this Agreement. For the elimination of doubt, only the Buyer may terminate for convenience.

By Seller:	By Buyer:

Section 4, General Conditions

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8.2	If requested in writing within a mutually agreeable time frame after notice of termination (Buyer and Seller shall use their best efforts to mutually agree within thirty (30) days), the Buyer will pay to Seller, as full compensation the amounts identified in Clause SC-19) (Termination Payment Schedule):

8.3	The total sum to be paid to Seller under this Clause GC-8 (Termination for Convenience) shall not exceed the Agreement Price as reduced by the amount of payments previously made by Buyer under the Agreement and as further reduced by the portion of the Agreement Price attributable to Work not terminated, and will not include any consideration for loss of anticipated profits on terminated Work, all claims for which Seller agrees to waive.

GC-9 TERMINATION FOR DEFAULT

9.1	Buyer may terminate the whole or any part of Seller's performance under this Agreement in any one of the following circumstances: (1) if Seller delivers materially nonconforming Equipment; or (2) Seller materially breaches any of the other material provisions of this Agreement in accordance with its terms; or (3) if Seller abandons the Work; or (4) if Seller becomes insolvent, does not pay its debts as they become due or makes an assignment for the benefit of creditors, or if Seller commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or if insolvency, receivership, reorganization, or bankruptcy or similar proceedings are commenced against Seller and such proceedings remain undismissed or unstayed for a period of thirty (30) Days. In the event of any such failure or occurrence, Buyer will provide Seller with written notice of the nature of the failure or occurrence and Buyer's intention to terminate for default. Except for (3) and (4) above for which no further notice shall be required and for which no cure period shall be allowed, if Seller does not commence action to cure such failure within ten (10) Days of such written notice or if, having commenced such action, Seller does not diligently pursue such action to completion within ninety (90) Days of such notice, Buyer may, after such periods terminate this Agreement upon three (3) Business Days prior written notice. Notwithstanding the foregoing, if and so long as Seller is liable to pay and does pay Equipment Delivery LDs under this Agreement, Buyer shall not be entitled to terminate this Agreement for late Delivery of Equipment, provided that if Seller’s progress in performing the Work is delayed such that Delivery of the Equipment by the Guaranteed Milestone Delivery Dates is endangered, Seller must submit a plan to Buyer demonstrating how Seller will minimize such delay. If (i) Seller fails to submit a plan or (ii) Seller fails to make progress such that, in the case of (i) or (ii), there is a reasonable basis for concluding that the Equipment Delivery LDs payable by Seller will exceed the amount of the applicable subcap set forth in Clause SC-30.3, then Buyer shall be entitled to terminate this Agreement by notice to Seller pursuant to this Clause GC-9 without any further notice being required and without Seller being entitled to any further cure period with respect to such failure.

9.2	In the event Buyer terminates this Agreement in whole or in part as provided in this Clause GC-9 (Termination for Default), Buyer may procure, under such terms and in such manner as Buyer may deem appropriate, items of equipment which are similar to the items so terminated and Seller shall be liable to Buyer for the difference between that portion of the Contract Price that is allocable to the terminated scope and the actual documented and reasonable costs for such similar equipment and related services or complete the Work with respect to the terminated items of Equipment and the remaining

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scope of Work ; provided, that Seller shall continue the performance of this Agreement to the extent not terminated under the provisions of this Clause GC-9 (Termination for Default).

9.3	Seller agrees to assist Buyer in the event that re-procurement action is necessary or Buyer elects to complete the remaining Work as a result of default, by co-operation in the transfer of information, in the disposition of Work in progress or residual material, and in the performance of other reasonable requests made by Buyer.

9.4	If, after notice of termination of this Agreement, it is determined for any reason that Seller was not in default under the provisions of this clause, or that the default was excusable under the provisions of this Agreement, the rights and obligations of the Parties shall be the same as if the notice of termination had been issued pursuant to Clause GC-8 (Termination for Convenience).

GC-10 NON WAIVER

10.1	Failure by either Party to insist upon strict performance of any of the terms and conditions hereof, or failure or delay in exercising any rights or remedies provided herein or by law, or the acceptance of or payment for any Equipment hereunder, shall not be deemed a waiver of any right of either Party to insist upon strict performance hereof or a waiver of any of its rights or remedies as to any such Equipment regardless when shipped, received or accepted, or as to any prior or subsequent default hereunder, nor shall any termination of this Agreement by Buyer operate as a waiver of any of the terms hereof. A requirement that a Seller-furnished document is to be submitted for or subject to “Authorization to Proceed”, “Approval”, “Acceptance “, “Review”. “Comment” or any combination of such words or words of like import shall mean, unless the Agreement clearly indicates otherwise, that the Seller shall, before implementing the information in the document, submit the document, obtain resolution of any comments and Buyer’s authorization to proceed. Such review shall not mean that a complete check will be performed. Authorization to proceed shall not constitute acceptance or approval of design details, calculations, analysis, tests, or construction methods or materials developed or selected by Seller and shall not relieve Seller from full compliance with requirements of this Agreement.

GC-11 APPLICABLE LAW

11.1	The rights and obligations of the Parties to this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without reference to conflicts of laws rules thereof.

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TABLE OF CONTENTS

CLAUSE	TITLE	PAGE NO.
SC-1	DEFINITIONS	4

SC-2	EQUAL OPPORTUNITY	9

SC-3	INDEPENDENT SELLER	10

SC-4	EXPEDITING	11

SC-5	QUALITY STANDARDS	11

SC-6	WARRANTIES	12

SC-7	PROGRESS	14

SC-8	PROGRESS REPORTS	14

SC-9	DOCUMENT TURNAROUND	15

SC-10	BUYER'S USE OF SELLER'S SUPPLIED DESIGN DATA	15

SC-11	BACKCHARGES	15

SC-12	AUTHORIZED REPRESENTATIVES	16

SC-13	ASSIGNMENT	16

SC-14	ON-SITE SERVICES OF SELLER'S REPRESENTATIVES	17

SC-15	HAZARDOUS MATERIAL DISCLOSURE REQUIREMENTS	19

SC-16	SALES AND USE TAX REQUIREMENTS	20

SC-17	PRICE AND PAYMENT	21

SC-18	PAYMENT SCHEDULE	21

SC-19	TERMINATION PAYMENT SCHEDULE	22

SC-20	RELEASE AGAINST LIENS AND CLAIMS	22

SC-21	INDEMNITY	23

SC-22	NONDISCLOSURE	24

SC-23	NOT USED	24

SC-24	NOT USED	24

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SC-25	LABOR DISPUTES AND LOCAL CONDITIONS	24

SC-26	COMPANY GUARANTEE	25

SC-27	RECORDS	25

SC-28	SCHEDULE AND PERFORMANCE GUARANTEES AND TESTING	25

SC-29	EFFECTIVE DATE	25

SC-30	LIMITATION OF LIABILITY	25

SC-31	BUYER DEFAULT	27

SC-32	BUYER FURNISHED INSURANCE	28

SC-33	MARINE CARGO INSURANCE	28

SC-34	SURVIVAL	30

SC-35	DISPUTE RESOLUTION	30

SC-36	FORCE MAJEURE	31

SC-37	SAFETY FOR BUYER REPRESENTATIVES	32

SC-38	OFFICIALS NOT TO BENEFIT	33

SC-39	NOTICES	33

SC-40	DEFERRED DELIVERY	33

SC-41	ORDER OF PRECEDENCE	34

SC-42	SHOP ASSEMBLY	35

SC-43	RULES OF INTERPRETATION	35

SC-44	PUBLICITY	36

SC-45	CO-OPERATION IN FINANCING	36

SC-46	BUYER’S APPROVAL OF SELLER’S MAJOR SUBCONTRACTORS	37

SC-47	TRAINING	37

SC-48	APPENDICES	37

SC-49	STANDARD PLANT PROGRAM	38

SC-50	DRAWBACK RIGHTS	39

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APPENDIX 1 – NOT USED

APPENDIX 2 – CONDITIONAL FINAL LIEN WAIVER AND RELEASE

APPENDIX 3 – UNCONDITIONAL FINAL LIEN WAIVER AND RELEASE

APPENDIX 4 – PERFORMANCE GUARANTEES AND TESTING

APPENDIX 4 – ATTACHMENT 5,

APPENDIX 5 – SCHEDULE

APPENDIX 5 – ATTACHMENT 1, MILESTONE DELIVERY SCHEDULE

APPENDIX 6 – PAYMENT SCHEDULE

APPENDIX 7 – TERMINATION PAYMENT SCHEDULE

APPENDIX 8 – NOT USED

APPENDIX 9 – NOT USED

APPENDIX 10 – LIST OF ACCEPTABLE EQUIPMENT SUPPLIERS

APPENDIX 11 – ASSIGNMENT AGREEMENT

APPENDIX 12 – TXU GUARANTEE

APPENDIX 13 – NARRATIVE ON DELIVERY AND FABRICATION

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SC-1 DEFINITIONS

Where the following terms appear in this Agreement with initial capitalization, they shall have the meaning set forth below.

“Abnormally Severe Weather Conditions” means storms and other climatic and weather conditions that are abnormally severe or extreme, taking into consideration the period of time when, and the area where, such storms or conditions occur.

“Affiliate” means with respect to any Person, another Person that is controlled by, that controls, or is under common control with, such Person. For purposes of this definition, “control” with respect to any Person shall mean the ability to effectively control, directly or indirectly, the operations and business decisions of such Person whether by voting of securities or partnership interests or any other method. Without limiting the foregoing, an Affiliate of a Person shall include any other Person in which such Person holds twenty percent (20%) or more of the outstanding equity or ownership interests.

“Agreement” or “Purchase Order” means this Agreement, or Purchase Order, Section 1 through Section 9 in their entirety, including the General Conditions, Special Conditions, all exhibits, appendices, schedules and supplements hereto (each of which is hereby incorporated herein by reference), as amended from time to time in accordance with the provisions of this Agreement.

“Agreement Price” means total sum of the amounts payable to Seller pursuant to Section 1 of this Agreement, as adjusted pursuant to the terms of this Agreement.

“Applicable Laws” means and includes any applicable statute, license, law, rule, regulation, code, ordinance, judgment, decree, writ, legal requirement, order or the like, of any national, federal, provincial, state or local court or other Governmental Authority, and all rules and regulations promulgated thereunder, as any of the same may be amended, modified, codified, replaced or reenacted, and the written interpretations thereof, including any statute, law, rule, regulation, code, ordinance, judgment, decree, writ, order or the like, regulating, relating to or imposing liability or standards of conduct concerning: (i) Seller, the Equipment, the Site or the performance of any portion of the Work or the Work taken as a whole, or the operation of the Project; or (ii) safety and the prevention of injury to persons and the damage to property on, about or adjacent to the Site or any other location where any other portion of the Work shall be performed; or (iii) protection of human health or the environment or emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, hazardous materials or other industrial, toxic materials or wastes, as now or may at any time hereafter be in effect.

“Business Day” means a day, other than a Saturday or Sunday or a public holiday, on which banks are generally open for business in Dallas, Texas and New York, New York.

“Buyer” means TXU Generation Development Company LLC, a Delaware limited liability company, and its permitted assigns and successors.

“Change In Law” means the enactment, adoption, promulgation, modification or repeal after the Effective Date of any Applicable Law, that establishes requirements that materially and adversely affect Seller’s costs or schedule for performing the Work; provided, however it shall not be a Change In Law pursuant to this Agreement if there is a change in any national, federal, provincial

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or any other income tax law or any other law imposing a tax, duty, levy, impost, fee, royalty, or similar charge based on the importation or exportation of any item or service for which Seller is responsible hereunder.

“Confidential Information” means information, ideas or materials now or hereafter owned by or otherwise in the possession or control of, or otherwise relating to, one Party or any of its Affiliates or the Owner or any of its Affiliates, including proprietary or non-public information concerning the Project and such Person’s business, operations, financial condition, projections, or assets, historical information inventions, business or trade secrets, know-how, techniques, data, reports, drawings, specifications, blueprints, flow sheets, designs, or engineering, construction, environmental, operations, marketing or other information, together with all copies, summaries, analyses, or extracts thereof, based thereon or derived therefrom. Confidential Information shall not include any information that: (i) is already in the public knowledge or which becomes public knowledge absent any violation of the terms of this Agreement; (ii) was already in the possession of a Party prior to disclosure by the other Party and was not previously received from the Buyer, the Owner or any of their respective Affiliates; (iii) a Party obtains from another Person which such Party reasonably believes was not under an obligation of confidentiality; or (iv) is independently developed by any Party or any of its Affiliates without reference to the Confidential Information.

“Day” or “day” means calendar day; any twenty-four hour period or fraction thereof beginning and ending at midnight.

“Delivery” or “delivery” means delivery of the Equipment to the Site i.e. at Buyer’s designated location at the Site (DDP Site, according to Incoterms 2000). As at the date of this Agreement, with respect to Equipment which is to be shipped via rail (“Shipped Equipment”) Seller has guaranteed the dates of arrival of such Shipped Equipment to the nearest rail siding to the Site in accordance with Attachment 1 to this Appendix 5. Within two months from the date of this Agreement, Seller shall use its best efforts to (a) complete a traffics and logistics study with respect to Delivery of the Shipped Equipment to the Site in a commercially reasonable and expeditious manner and (b) provide to Buyer the following: (i) the proposed dates for the Guaranteed Milestone Delivery Dates for the Shipped Equipment (as adjusted to reflect the delivery of such Shipped Equipment from the nearest rail siding to the Site); and (ii) the cost of transportation of the Shipped Equipment from the nearest rail siding to the Site. During the preparation of the plan described in (a) above, the Parties shall cooperate in developing, and share information regarding, the study. If Buyer accepts Seller’s plan developed in accordance with (a) above, Seller shall arrange transportation of the Shipped Equipment to the Site in accordance with such plan. If Seller does not provide the proposals required by this Clause SC-17.8 within the two month period described above or Buyer rejects Seller’s plan developed in accordance with (a) above, then Buyer shall be entitled to direct Seller to deliver the Shipped Equipment in accordance with Buyer’s traffic and logistic plan and, in such event, Seller shall arrange transportation of the Shipped Equipment to the Site in accordance with such plan, which will be implemented on a time and material basis as provided in GC-2. With respect to Equipment which is not to be shipped via rail, the Guaranteed Milestone Delivery Dates shall be as set forth in Attachment 1 to this Appendix 5.

“Dollars” or “dollars” or “$” means the legal currency of the United States.

“Effective Date” means the date when the Agreement is last signed by the Parties and Seller is in receipt of Buyer’s initial payment.

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“Equipment” means the steam turbine, generator and auxiliaries including associated scope as described in this Agreement.

“Equipment Delivery LDs” means liquidated damages amounts set forth in Appendix 5 of Section 5 that are payable by Seller to Buyer for failure to meet Guaranteed Milestone Dates.

“Facility” or “Plant” for the purposes of this agreement means the Project, which includes the Equipment, to be constructed by the Buyer for Owner at the Site location under the terms of the Prime Contract. For testing purposes as described in Section 5, Appendix 4, Facility refers to all the equipment at the Site operating together.

“Financial Instrument” means a financial instrument, in lieu of retention, in favor of Buyer, in a mutually acceptable form, issued by a company acceptable to Buyer.

“Final Completion” means the satisfaction of all the conditions for the achievement of final completion, including: Substantial Completion has been achieved; acceptance tests have been successfully completed; Facility Performance Guarantees have been satisfied or performance liquidated damages have been paid; the Facility Reliability Guarantee has been satisfied or related liquidated damages have been paid; demonstration tests have been satisfactorily completed; punch list items have been completed; final equipment manuals, final lien waivers, and all other documents pursuant to the Agreement have been turned over to Owner.

“Financing Party” means a Person that holds, or the agent(s) or trustee(s) representing such Person, any debt, lease, or equity financing for, of or secured by the Project, including any Person(s) that owns the Project or any portion thereof and leases the Project or such portion to Owner or an Affiliate of Owner, as applicable, under a lease, sale leaseback, synthetic lease or other similar structure, or the Person(s) providing a letter or letters of credit or other guarantees or insurance in support of any such debt, lease or equity financing or providing any other letter of credit in connection with the construction or development of the Project.

“Force Majeure” means any event, matter, or thing that materially and adversely prevents or delays the performance of any obligation arising under this Agreement, but only to the extent such event, matter or thing is demonstrably beyond the reasonable control or expectation of the Person claiming the same and the effect of such event, matter or thing would not have been avoided had such Person used reasonable care or acted in compliance with Industry Standards. Subject to the foregoing, such events, matters or things may include occurrences such as: war, blockade, revolution, insurrection, riot, act of terrorism, or public disorder or acts of emergency; expropriation, requisition, confiscation, or nationalization; export or import restrictions (but not to the extent due to an increase in export or import duties or taxes) by any Governmental Authority; embargoes or sanctions; fire; flood; earthquake; volcano; tide, tidal wave, or perils of the sea; Abnormally Severe Weather Conditions; an epidemic or quarantine; and acts of God; provided, further, that the following events, matters or things shall not constitute an event of Force Majeure: (i) the absence of sufficient financial means to perform obligations, or the absence of sufficient financial means of Seller or any Subcontractor to perform any of the Work, including the insolvency or bankruptcy of any Subcontractor; (ii) any labor disturbance, strike or dispute involving Seller’s or its Affiliates’ workers or personnel; (iii) mechanical failures unless caused by an event of Force Majeure; (iv) storms and other climatic or weather conditions other than Abnormally Severe Weather Conditions; and (v) the unavailability or shortages of labor or equipment or materials.

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“Governmental Authorities” means applicable national, federal, state, provincial, and local governments and all agencies, authorities, departments, instrumentalities, courts, corporations, other authorities lawfully exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or other subdivisions of any of the foregoing having or claiming a regulatory interest in or jurisdiction over the Site, the Project, the Work, the Equipment or the Parties.

“Guaranteed Substantial Completion Date” means the date which is to be set forth in the Prime Contract, as such date may be modified in accordance with the terms of the Prime Contract.

“Guaranteed Final Completion Date” means the date that is 365 Days after the Substantial Completion Date, which date may be adjusted pursuant to the terms and conditions of the Prime Contract.

“Guaranteed Milestone Dates” means the Seller’s Guaranteed Document Milestone Dates and Seller’s Guaranteed Milestone Delivery Dates as set forth in Section 5, Appendix 5.

“Hazardous Materials” means any substance or material regulated or governed by any applicable permit, or any substance, emission or material now or hereafter deemed by any Governmental Authority to be a “regulated substance,” “hazardous material,” “hazardous waste,” “hazardous constituent,” “hazardous substance,” “toxic substance,” “radioactive substance,” “pesticide” or any similar classification, including by reason of deleterious properties, ignitability, corrosivity, reactivity, carcinogenicity or reproductive toxicity.

"Independent Engineer" means, if Owner shall elect to finance the development of the Project, an independent engineer of recognized expertise, selected by the Financing Parties, and such independent engineer's successors and permitted assigns.

“Indemnified Parties” means Buyer, Owner, Owner’s Engineer, Independent Engineer, the Financing Parties, and their respective Affiliates, directors, managers, partners, officers, agents, owners, employees, authorized representatives, successors and assigns of each of them.

“Industry Standards” means those standards of design, engineering, fabrication, Equipment and materials, and components specified in this Agreement; provided, however, if the relevant standard is not so specified or is ambiguous therein, “Industry Standards” shall mean those standards of care and diligence normally practiced by suppliers of a similar nature for similar power projects in the United States, or that conform in all material respects to the manufacturer’s operation and maintenance guidelines, in each case as applicable to the equipment in question, taking into account such equipment’s size, service and type.

“Jobsite” or “Site” means the geographic location at which Buyer for Owner will construct the Facility. Buyer shall notify Seller of the specific location of the Site under this Agreement from the potential sites under the Owner’s Standard Plant Program within six (6) months after the Effective Date.

“Major Subcontractor” means a Subcontractor whose contract or contracts (in the aggregate) with Seller, or any of its Subcontractors require payments by Seller (or Subcontractor) of at least Two Million Dollars ($2,000,000).

“Material Requisition” or “Technical Specifications” means the specifications including appendices or attachments defining the technical requirements that are included in Section 2 of the Agreement.

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“Mechanical Completion” means the satisfaction of all the conditions for the achievement of mechanical completion of the Facility, including: (a) all components and systems have been properly checked out, adjusted or tested, as appropriate, in preparation for start-up and commissioning; and (b) all features and equipment including Seller’s Equipment are (i) mechanically and electrically complete and in accordance with the applicable requirements, (ii) ready for initial operations, adjustment and testing, and (iii) capable of operating simultaneously to the extent necessary for the start-up of the Facility as an integrated power plant.

“Minimum Performance Criteria” means ****% of the Seller’s Guaranteed Turbine Gross Electrical Output and ****% of the Seller’s Guaranteed Turbine Cycle Net Heat Rate.

“Owner” means any Person(s) which owns the Facility.

“Owner’s Engineer” means any engineering firm or firms or other engineer or engineers (which may be employees of Owner) selected and designated by Owner and who shall have authority to act on behalf of Owner.

“Owner’s Standard Plant Program” means the program of building standardized, pulverized coal power generation facilities at a number of sites which may include the following sites in the State of Texas: Monticello, Martin Lake, Big Brown, Trading House, Lake Creek, Valley, and Morgan Creek.

“Party” or “Parties” means Buyer or Seller or both.

“Equipment Performance Guarantees” mean the Seller’s performance guarantees for the Equipment as set forth in Section 5, Appendix 4 of this Agreement.

“Person” means any individual, corporation, company, voluntary association, partnership, incorporated organization, trust, limited liability company, or any other entity or organization, including any Governmental Authority.

“Performance LDs” means liquidated damage amounts set forth in Section 5, Appendix 4 that are payable by Seller to Buyer for failure to meet certain of Seller’s Equipment Performance Guarantees set forth in Section 5, Appendix 4.

“Prime Contract” or “EPC Contract” means a contract to be entered into for the engineering, procurement and construction of the Facility.

“Project” means the Facility, the Site location, and all work, equipment, labor, services and materials to be provided and performed by Buyer under the Prime Contract with the Owner.

“Proprietary Operating Information” means Confidential Information containing elements of Owner’s or its Affiliates’ proprietary operating system that has been identified in writing as “Proprietary Operating Information.”

“Reliability LDs” means liquidated damages amounts set forth in Section 5, Appendix 4 that are payable by Seller to Buyer for failure to meet guaranteed EEAF.

“Seller” means General Electric Company.

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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“Seller Lien” shall have the meaning set forth in Clause SC-20.

“SP Project” means a power generation project in connection with the Owner’s Standard Plant Program.

“SP Purchase Orders” means this Agreement and all other purchase orders with Seller in connection with Owner’s Standard Plant Program.

“Subcontractor” or “Subseller” or “Subvendor” means any Person (of any tier), including any vendor, that performs any portion of the Work in furtherance of Seller’s obligations under this Agreement.

“Substantial Completion” means satisfaction of all of the conditions for the achievement of substantial completion of the Facility including: delivery of all Equipment manuals required for operation; all training required to be conducted by Seller has been completed in accordance with the Agreement; the punchlist has been compiled; Mechanical Completion has been achieved; the Work has been completed and all known defects have been corrected (other than defects identified on the punchlist); acceptance tests have been performed; the Facility has achieved at least the Minimum Facility Performance Criteria; and licenses have been turned over to Owner.

“Substantial Completion Date” means the day on which the Substantial Completion under the Prime Contract has occurred.

“Substantial Completion LDs” means the liquidated damages to be paid by Seller to Buyer subject to the provisions of Section 5, Appendix 4.

“Turbine Roll” means the first time the steam turbine is rolled using steam as the motive force i.e. steam piping has been appropriately cleaned to the standards specified in the Technical Specification Section 2, to allow admission of steam to the steam turbine.

“Under the Hook” means that the Equipment can be lifted from the delivering conveyance without use of cutting torches or extensive removal of shipping braces.

“Warranty Period” shall have the meaning set forth in Clause SC-6.2.

“Work” means all of the obligations to be performed by Seller pursuant to this Agreement, including the supply and delivery of the Equipment.

SC-2 EQUAL OPPORTUNITY

2.1	Seller is aware of, and is fully informed of Seller's obligations under Executive Order 11246 and, where applicable, shall comply with the requirements of such Order and all orders, rules and regulations promulgated thereunder unless exempted therefrom.

2.2	Without limitation of the foregoing, Seller's attention is directed to 41 CFR Section 60-1.4 and the clause entitled “Equal Opportunity” which, by this reference, is incorporated herein.

2.3	Seller is aware of and is fully informed of Seller's responsibilities under Executive Order No. 11701 “List of Job Openings for Veterans” and, where applicable, shall comply with the requirements of such Order and all orders, rules and regulations promulgated thereunder unless exempted therefrom.

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2.4	Without limitation of the foregoing, Seller's attention is directed to 41 CFR Section 60-250 et seq. and the clause therein entitled “Affirmative Action Obligations of Contractors and Subcontractors for Disabled Veterans and Veterans of the Vietnam Era” which by this reference, is incorporated herein.

2.5	Seller certifies that segregated facilities, including but not limited to washrooms, work areas and locker rooms, are not and will not be maintained or provided for Seller's employees. Where applicable, Seller shall obtain a similar certification from any of its suppliers performing work for Seller in connection with this Agreement.

2.6	Seller is aware of and is fully informed of Seller's responsibilities under the Rehabilitation Act of 1973 and, where applicable, shall comply with the provisions of the Act and the regulations promulgated thereunder unless exempted therefrom.

2.7	Without limitation of the foregoing, Seller's attention is directed to 41 CFR Section 60-741 and the clause therein entitled “Affirmative Action Obligations of Contractors and Subcontractors for Handicapped Workers” which, by this reference, is incorporated herein.

2.8	Seller shall assist minority business enterprises to obtain business opportunities by identifying and encouraging minority suppliers, contractors and subcontractors to participate to the extent possible consistent with their qualifications, quality of Work and obligations of the Seller to Buyer and Owner.

2.9	The foregoing provisions of this clause shall only apply to the extent that United States manufacturing facilities are utilized for the purposes of this Agreement.

2.10	Seller acknowledges that Owner and its Affiliates are committed to the development, utilization and inclusion of certified women and minority owned businesses, as well as small businesses, businesses owned by veterans and service-disabled veterans, and businesses located in historically underutilized business zones, in Owner’s and its Affiliates’ sourcing and procurement processes. Seller shall provide Buyer and Owner with reasonably satisfactory evidence that Seller considered such businesses for inclusion in Seller’s subcontractors and vendors. Seller agrees that Seller’s invoices shall include information regarding the amount of such invoices reflecting utilization of and amounts spent with such businesses and Seller agrees to provide such additional information regarding utilization of such businesses as Buyer or Owner reasonably requests. Seller shall further provide Buyer with reasonably satisfactory evidence that its subcontractors and vendors were selected in a non-discriminatory manner and, at least in part, on the basis of their qualifications and capabilities.

SC-3 INDEPENDENT SELLER

3.1	Seller represents that it is fully experienced, properly qualified, registered, licensed, equipped, organized and financed to perform the Work under this Agreement. Seller shall act as an independent contractor and not as an agent of Buyer or Owner in performing this Agreement, maintaining complete control over its employees and all of its Subcontractors. Nothing contained in this Agreement or any lower-tier subcontract awarded by Seller shall create any contractual relationship between any such Subcontractor and either Buyer or Owner. Seller shall perform its Work hereunder in accordance with its own methods subject to compliance with the Agreement.

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SC-4 EXPEDITING

4.1	The Equipment, including all warranty Work, shall be subject to expediting by Buyer. Buyer's representatives shall be afforded escorted access during working hours to Seller's plants, subject to Seller’s customary security procedures, and Seller agrees to make reasonable efforts to procure a similar right for Buyer, for expediting purposes with respect to Seller's Major Subcontractors. Seller shall promptly notify Buyer in writing upon discovery of any actual or anticipated delays. Such notice shall include an estimate as to the period of delay, cause, and corrective actions being taken. Slippage in Seller's schedule may be deemed to be reasonable grounds for insecurity in which event Buyer may demand in writing that Seller provide adequate written assurances that Seller will perform on time.

4.2	Notwithstanding the foregoing, Seller shall be solely responsible for the expediting activities covering its operations and that of its suppliers of any tier.

4.3	Buyer’s rights with respect to escorted access, and to expedite, shall be extended to Owner, Owner’s Engineer, the Independent Engineer, and such other entities as Owner may reasonably designate provided, however, Buyer accompanies such representatives.

SC-5 QUALITY STANDARDS

5.1	Seller shall ensure that the Equipment complies with the standards of quality specified by this Agreement or those customary in the industry if no requirement is specified. Buyer's and/or Owner's representative shall be afforded reasonable escorted access during working hours to plants of Seller, subject to Seller’s customary security procedures, for the purpose of quality surveillance, observation, examination, inspection and witness of testing and Seller agrees to make reasonable efforts to procure a similar right for Buyer and/or Owner with respect to Seller's suppliers. Buyer's and/or Owner's right to inspect, observe, examine, and test the Equipment shall extend through the manufacturing process, the time of shipment and a reasonable time after arrival at the final destination. Seller's failure to adhere to the standards of quality required under this Agreement shall be deemed to be reasonable grounds for insecurity. Buyer may demand in writing, that Seller provide adequate written assurances of Seller's ability to meet said standards.

5.2	Notwithstanding the foregoing, Seller shall be solely responsible for the quality standards activities covering its operations and that of its suppliers of any tier, and the activities performed by Buyer and/or Owner shall not result in any additional charges to Buyer and shall not affect Seller's obligation to perform in accordance with the requirements established by this Agreement. Furthermore, if Buyer is required to re-inspect an agreed upon witness point at Seller’s manufacturing facilities (including Seller’s suppliers) due to Seller delays in conducting such inspection or testing at the mutually agreed upon time or due to Seller’s Equipment failing to conform to the applicable requirements of the Agreement with respect to the witness point in the Buyer’s scheduled inspection visit, costs incurred by Buyer for such re-inspection(s) shall be charged to Seller in accordance with the Special Conditions Clause SC-11 titled “Backcharges”.

5.3	The making or failure to make an inspection, examination or test of, or payment for, or Delivery of the Equipment shall in no way relieve the Seller from its obligation to conform to all of the requirements of this Agreement and shall in no way impair Buyer's right to reject or revoke nonconforming Equipment, or to avail itself of any other remedies to which Buyer may be entitled under this Agreement, notwithstanding Buyer's knowledge of the nonconformity, its substantiality or the ease of its discovery.

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5.4	If at any time prior to achievement of Substantial Completion a problem in the Equipment develops that could potentially delay Substantial Completion or give rise to a claim of non-conformance, due to any cause, whether originating from the Seller's failure to comply with its obligations regarding Seller's scope of Work or Equipment, or improper maintenance, misuse, or abuse by Buyer or third parties or other circumstances beyond Seller's reasonable control, and provided that Buyer gives Seller written notice of the problem within a reasonable time after discovery of same, Seller shall promptly remedy or fix Seller's Equipment without regard to the origin of the problem. Subsequent to the remedy or fix of the problem, an investigation will be conducted by Buyer with Seller to determine the actual origin of the problem and the Party or Parties responsible shall bear the cost of the repairs including, without limitation, the repair, replacement, removal, disassembly of any Equipment supplied by Seller (including disassembly as required to gain access to the Equipment), transportation, reinstallation, reconstruction, retesting (except for plant operators, electricity, water and fuel) and reinspection as may be necessary to correct the nonconformity or defect or demonstrate that the previously defective Equipment conforms to the requirements of the Agreement (including all labor costs associated therewith). Notwithstanding the foregoing, this obligation, however, is limited to the Equipment supplied and does not include any responsibility or obligation with respect to removal, replacement of structures or other parts of the Facility necessary in order to perform the repair. Any repairs or work performed by Seller, which is performed for reasons other than for problems attributable to Seller, shall be considered extra Work to this Agreement and Seller shall be reimbursed and entitled to an equitable extension of time accordingly.

5.5	Buyer’s rights with respect to escorted access, and to inspect, observe, examine and test, shall be extended to Owner, Owner’s Engineer, the Independent Engineer, and such other entities as Owner may reasonably designate provided, however, such representatives are accompanied by Buyer.

SC-6 WARRANTIES

6.1	Seller warrants that Work performed and Equipment furnished under this Agreement shall:

(a)	shall be new and of good and suitable quality and in good conditions;

(b)	shall conform in all respects to the requirements of this Agreement, the then current drawings and specifications as approved or accepted by Buyer, all Applicable Laws, all applicable codes, standards and permits;

(c)	shall be free from any defect in title and free from any charge, lien, security interest or other encumbrance; and

(d)	shall be free of any defects including defects in materials or fabrication.

6.2	The Warranty Period is defined as the period extending for twelve (12) calendar months from date of achievement of Substantial Completion, provided that any re-performance, repair, or replacement Work shall be re-warranted for twelve (12) calendar months after the completion of such Work and the Warranty Period shall be extended accordingly for the repaired or replaced component only. The Warranty Period shall not however extend beyond the earlier of (i) twenty-four (24) calendar months from the actual date of Substantial Completion or (ii) 38 months from delivery to Site of the last major centerline component of the Equipment, provided that the repaired or replaced component shall continue to be subject to the re-warranty set forth in the preceding sentence notwithstanding (ii) above. Buyer may assign Seller’s obligations under this warranty to Owner, for which assignment notice is required in accordance with Clause SC-39.

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6.3	If at any time prior to the expiration of the Warranty Period, Seller, Buyer or Owner discovers any defect or nonconformity in Seller's Equipment or Work resulting from Seller's Equipment or services failing to conform to the standards under this Agreement, Seller shall, upon written notice from Buyer or Owner, promptly correct such defects, in accordance with the requirements of this Agreement, by redesigning, repairing or replacing the defective Equipment at a reasonable time acceptable to Buyer or Owner, without any additional compensation. In case of an emergency endangering life or property or in a situation where the Facility has ceased operation or is materially and adversely affected in its operation, Seller shall take immediate corrective action. If Seller does not commence the corrective action immediately as aforesaid, or otherwise within five (5) Days after its receipt of a warranty notice, or if, having commenced corrective action, Seller does not thereafter continue to diligently pursue completion of the corrective action or if Seller fails to complete any such corrective action within such time as may be reasonable and appropriate given the circumstances in question (which shall be thirty (30) Days from the date of the original warranty notice or such longer period as may reasonably be necessary, provided that Seller diligently pursues corrective action, or as soon as practicable in the case of emergency conditions), Buyer may take such steps as Buyer determines are necessary to correct the defect or nonconformity, and Seller shall be liable to Buyer for all the costs of Buyer's remedial action. Buyer, at Buyer's option, may charge such costs against any monies owed to Seller under this Agreement. All reasonable costs incidental to any corrective action or nonconformity incurred by Owner, Buyer or Seller, including without limitation the engineering, design, repair, replacement, removal, transportation to the Site, disassembly (including without limitation disassembly as required to gain access to the defective or nonconforming equipment), reinstallation, reconstruction, retesting (except for plant operators, electricity, water and fuel), and reinspection as may be necessary to correct the defect or nonconformity or to demonstrate that previously defective or nonconforming Work conforms to the requirements of this Agreement, and including all labor costs associated therewith, shall be borne by Seller and shall be charged to Seller as appropriate. Notwithstanding the foregoing, this obligation, however, is limited to the Equipment supplied and does not include any responsibility or obligation with respect to removal, replacement of structures or other parts of the Facility necessary in order to perform the repair. Additionally, Seller shall be responsible for and reimburse Buyer for Buyer’s other costs associated with the investigation of the defect or non-conformity and the necessary corrective action, including costs of reviewing and inspecting Seller’s remedial Work and otherwise administering and enforcing the provisions of this Clause SC-6. Seller shall pay or reimburse Buyer for any customs duties or clearance fees payable on parts or components replaced under warranty. Failure of Buyer to discover defects or nonconformities shall in no way relieve Seller of its responsibility during the term of this Agreement and for the Warranty Period described herein to promptly make such modifications as are required to minimize delay and/or damage to the Equipment and other Work.

6.4	Seller’s warranty obligations shall in no event extend to damage to the Equipment to the extent such damage is caused by:

(a)	a material failure by Buyer or Owner to operate and maintain such Equipment in accordance with Industry Standards or in accordance with the recommendations set forth in the manuals provided by Seller to Buyer; or

(b)	operation of such Equipment by Buyer or Owner materially in excess of operating specifications for such Equipment as set forth in the manuals provided by Seller to Buyer.

(c)	normal wear and tear.

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6.5	Notwithstanding the foregoing, Seller agrees to use its commercially reasonable efforts, at Buyer’s expense (provided Seller will make reasonable efforts to minimize these expenses), consistent with the requirements of Clause SC-6.2, to replace or to repair any defect or non-conformity resulting from Buyer’s failure to install, operate or maintain the Equipment in accordance with Seller’s operating and maintenance manuals furnished by Seller to Buyer in accordance with this Agreement.

6.6	Should any defect in any Equipment, items or parts occur more than twice during the Warranty Period with respect to the same or similar items or parts, Seller shall prepare a root cause analysis, reasonably acceptable to Buyer, that defines the changes, repairs or replacements to the Equipment, item or part necessary to avoid further failures of such Equipment, item or part, and shall perform and complete all changes, repairs or replacements indicated in such root cause analysis, regardless of whether the Warranty Period , shall have expired. In each case, Seller shall repeat such process on an iterative basis until the defect is corrected.

6.7	SELLER AND BUYER AGREE THAT, IN CONSIDERATION OF THE EXPRESS WARRANTIES WITH RESPECT TO THE EQUIPMENT AS SET OUT IN THIS CLAUSE SC-6, SUCH WARRANTIES ARE EXCLUSIVE AND ALL OTHER WARRANTIES RELATED TO THE EQUIPMENT, WHETHER STATUTORY, ORAL, WRITTEN, EXPRESS OR IMPLIED OR ARISING UNDER LAW OR EQUITY OR CUSTOM OF THE TRADE, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY DISCLAIMED.

6.8	Pursuant to the provisions of Clause SC-40, if Equipment is shipped to storage by Seller, such Equipment shall be stored in accordance with Seller’s recommendations; and the Warranty Period shall be extended for the period such Equipment is in storage.

SC-7 PROGRESS

7.1	Seller shall give Buyer full information in advance as to its plans for performing each part of its Work as required in SC-8, (Progress Reports). Neither such notice by Buyer nor Buyer’s failure to issue such notice shall relieve Seller of its obligations to achieve the quality of Work and meet other obligations set forth under this Agreement.

SC-8 PROGRESS REPORTS

8.1	On a monthly basis, by the 25th of each month, or as otherwise agreed to by Buyer and Seller, Seller shall prepare and submit a written progress report in a form acceptable to Buyer, which report shall include information on Seller's activities with respect to: (i) a description of Seller’s activities including engineering submittals, material purchases, manufacturing and testing progress to meet the Guaranteed Milestone Dates as set forth in this Agreement, (ii) an identification and evaluation of problems including but not limited to an explanation and evaluation, in reasonably sufficient detail, of any factors which have had or are anticipated to have a material effect on meeting the Guaranteed Milestone Dates as set forth in this Agreement , (iii) fabrication, assembly, testing, Buyer-witnessed inspection, and Delivery schedule including monthly updates (iv) a description of the progress payments which have been received from Buyer as compared with the achievement of progress payment milestones set forth in Clause SC-18, (v) quality assurance reports pertaining to Equipment and (vi) all other information reasonably requested by Buyer.

8.2	Seller shall promptly give notice to Buyer of any change to its manufacturing, testing, or Delivery schedules to the extent such change may impact Buyer’s activities.

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SC-9 DOCUMENT TURNAROUND

9.1	Seller shall meet the respective Guaranteed Document Milestone Dates defined in Section 2, Material Requisition, Appendix B.

9.2	Documents, which are identified in Section 2, Material Requisition, Appendix B, as subject to Buyer’s review, shall be returned to Seller by Buyer stating the review status and details of any necessary amendments. Such documents shall be returned to Seller within [thirty (30) Days] of Buyer’s receipt. All documents not accepted (returned Status 2 or 3 as defined in Section 2, Material Requisition, Appendix B) must be corrected by Seller and resubmitted within fourteen (14) Days. The Guaranteed Milestone Date for engineering submittals shall be extended to reflect any delay in final submittal due to changes ordered by Buyer in accordance with Clause GC-2 provided such changes were not ordered due to Seller’s failure to comply with its obligations under this Agreement. For the purpose of assessing Liquidated Damages for late delivery of drawings, only drawings assigned Code three (Code 3) will be subject to liquidated damages and the calculation for the degree of lateness will be assessed as of the first day of the notification of Code 3 assignment.

SC-10 BUYER’S USE OF SELLER’S SUPPLIED DESIGN DATA

10.1	Excluding changes solely requested in writing by Buyer for Buyer’s convenience, Seller’s changes of critical engineering submittals such as loads, locations, interfaces, ratings, or spare part recommendation lists that cause redesign, rework and/or changes to Buyer-supplied materials shall be backchargeable to the Seller. The backcharges shall be administered in accordance with Special Conditions Clause SC-11, entitled “Backcharges”.

SC-11 BACKCHARGES

11.1	In the event the Seller’s Work or Equipment is found to be defective as to workmanship or materials or not to be in conformance with this Agreement or any rework of the Equipment is required by Buyer as a result of deficient technical advisory services rendered by Seller, it is the responsibility of Seller to promptly correct any deficiency when so directed. Buyer will take reasonable measures to discover such noncompliance as quickly as practical; however, failure to do so shall in no way relieve Seller of its responsibility during the term of this Agreement and during the Warranty Period to promptly make such modifications as are required.

11.2	If upon being notified in writing by Buyer of Seller’s deficient Work or Equipment, and having been directed to correct the deficient Work or Equipment by a specific date or another time period agreed to by Buyer depending on the effect of such deficiency, Seller states or by its actions indicates its inability or unwillingness to comply, then Buyer shall proceed to accomplish the corrective work by the most expeditious means available to it and shall be entitled to backcharge Seller for the cost of the required work. The cost categories for which Seller is liable hereunder are the same as those prescribed in Special Conditions Clause SC-6 entitled “Warranties”.

11.3	The cost of such backcharge work provided for herein or elsewhere in this Agreement shall be computed as follows:

A.	Engineering and other Home office nonmanual labor and field nonmanual labor shall be charged at $100/hr.

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B.	Manual labor shall be charged at $ 65/hr valid until the end of 2007 and thereafter escalated at 5% per year.

C.	Material and subcontracts shall be charged at net delivered cost plus 10%.

D.	Equipment and Tool Rentals shall be charged at prevailing rates in the area plus 10%.

E.	Fifteen percent (15%) shall be added to items A, and B for Buyer's indirect costs, overhead and administration.

11.4	Provided the Project schedule permits, before proceeding on such backcharge work and, if available, Buyer shall endeavor to furnish the Seller with a written estimate of the cost of performing the work, and solicit Seller's signed authorization to proceed. Regardless of Seller's willingness to provide such written authorization, the Buyer, when forced to proceed with the work, upon completion of the work will invoice the Seller for actual costs incurred, computed as shown above, or withholds such sum from funds still due the Seller under this Agreement.

11.5	In the event the Buyer or Owner have to expend additional time performing expediting, inspection or engineering activities because Seller states (or by its actions indicates) its inability or unwillingness to complete the Work in accordance with the terms of this Agreement, Buyer or Owner shall proceed to perform additional expediting, inspection or engineering to facilitate completion. This action will be taken using Buyer’s or Owner’s personnel or agents and Buyer will back charge Seller for the cost of the work at a rate of US 150 Dollars ($150) per hour (valid until the end of 2007 and thereafter escalated at 5% per year ) plus actual and reasonable expenses.

SC-12 AUTHORIZED REPRESENTATIVES

12.1	Before starting Work, Seller shall designate in writing an authorized representative, project manager and project engineer acceptable to Buyer and Owner to represent and act for Seller and shall specify any and all limitations of such representative’s authority. During periods when Work is suspended, arrangements shall be made for an authorized representative acceptable to Buyer for any emergency Work that may be required. All written communications given to the authorized representative by Buyer shall be binding on Seller in accordance with this Agreement. Buyer shall designate in writing one or more representatives to represent and act for Buyer and to receive communications from Seller. Notification of changes of authorized representatives for either Seller or Buyer shall be provided in advance, in writing, to the other Party.

SC-13 ASSIGNMENT

13.1	Neither this Agreement nor any rights, duties or obligations hereunder may be assigned in whole or in part by any Party without the express written consent of the other Party and any such assignment without such written consent shall be null and void.

13.2	Notwithstanding Clause SC 13.1, upon written notice to Buyer, Seller may, without such express written consent, assign compensation due or to become due under this Agreement, provided that any assignment of compensation shall be subject to proper set-offs under this Agreement in favor of Buyer, any deductions provided for in this Agreement, and any assurances requested by Buyer.

13.3	Notwithstanding Clause SC 13.1, upon written notice to Seller, Buyer may, without such express written consent, (i) assign all or any part of this Agreement to a subsidiary or Affiliate of Buyer, (ii) following the execution of the Prime Contract, assign all or any part of this Agreement to Bechtel

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Power Corporation, (iii) assign all or any part of this Agreement to any nationally recognized engineering, procurement and construction contractor with a credit rating of BBB- or better as determined by Standard & Poor's (or equivalent rating determined by an alternative credit rating agency reasonably acceptable to Seller) or (iv) collaterally assign this Agreement to any Financing Party with a credit rating of BBB- or better.

13.4	Upon the assignment of a Party’s obligations hereunder to any permitted assignee, and such permitted assignee’s assumption in writing of such obligations, such Party shall be deemed released from and shall have no further rights, obligations, responsibilities or liabilities under this Agreement; provided, however, for the avoidance of doubt, that Seller’s right to assign contained in Clause 13.2 shall in no event release Seller from any obligation under this Agreement.

13.5	All of the rights, benefits, duties, liabilities and obligations of the Parties hereto shall inure to the benefit of and be binding upon their respective permitted successors and permitted assigns.

13.6	On request by Buyer, Seller shall execute a form of assignment agreement in substantially the form set forth in Appendix 11 in the event that Buyer gives notice that it wishes to assign this Agreement pursuant to SC-13.3(ii) or (iii).

SC-14 ON-SITE SERVICES OF SELLER’S REPRESENTATIVES

14.1	For the services provided by Seller’s Representative at the Site, the following conditions shall apply:

A.	Scope of Services

Seller’s representative(s) shall provide technical assistance, expert guidance and advice to Buyer during installation, start-up, commissioning and testing of Seller’s Equipment, so as to ensure the Equipment becomes fully operational in accordance with the requirements of this Agreement. Seller’s representative(s) will immediately notify Buyer’s representative if Seller’s representative(s) becomes aware, that Buyer‘s installation, start-up, commissioning and testing activities of Seller’s Equipment are not in accordance with Seller’s recommendations and the requirements of this Agreement. Technical assistance will also include “hands on” assistance, testing, adjustment, programming and other similar services.

B.	Description of Services and Compensation

Seller’s representative(s) shall:

B.1	Attend meetings held at the Site, when requested by Buyer;

B.2	Confer with construction and start-up personnel regarding Buyer’s plans, schedules, technical advice, expert guidance, and counsel, and provide for Buyer’s consideration Seller’s recommendations for work process improvements;

B.3	Provide an interpretation of Seller and/or sub-supplier-supplied documents as necessary;

B.4	Assist in the process of receiving, handling and storage of Seller supplied Equipment;

B.5	Coordinate with Seller’s design and manufacturing organizations, and that of its sub-suppliers, to resolve any issues involving unclear documents, missing information, missing and/or damaged components;

B.6	Inspect Equipment as it is being installed, checking on clearances, alignments, and cleanliness, and advise Buyer of any observed errors and/or omissions;

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B.7	Coordinate the resolution of any defective, non-compliant Equipment, and perform in- process inspection of the corrective action; (for the purposes of clarity, if Seller’s representative(s) engages in a substantial period of technical assistance to resolve any defective or non-compliant Equipment, Seller shall not invoice Buyer for such services of technical assistance)

B.8	Observe the work performed by installation and/or start-up personnel while Seller’s representative is working on the Equipment and advise Buyer of any practice or activity which needs to be modified to ensure that Seller’s recommended installation procedures are followed;

B.9	As required by Seller, arrange and schedule sub-supplier personnel to perform advisory services for systems within its scope of supply;

B.10	Inspect Equipment during Equipment start-up, verifying pre-operational checkout activities have been completed and report to Buyer of any observed errors and/or omissions; and

B.11	If witnessed, advise Buyer of any potentially unsafe working condition as it relates to the Equipment;

C.	Responsibility

The Seller’s representative(s) shall be fully experienced and properly qualified to advise and give direction for the services provided in this Agreement and shall act for and on behalf of the Seller. Seller certifies that it is properly licensed, equipped, organized and financed to provide such advice and direction. Seller shall act independently and not as an agent of the Buyer or Owner in performing this Work and maintaining complete control and responsibility over its employees.

D.	Insurance

Without in any way limiting Seller’s liability under this Agreement, Seller including Seller’s Subcontractors shall, during the performance of Work by their personnel at the Site, maintain the following insurance in types and amounts shown below with insurers reasonably satisfactory to Buyer. Insurance coverage including the limits to be finalized will be based on specific Project requirements; provided that additional coverage and/or higher limits shall be the subject of a change under GC-2 - Changes.

D.1	Workers’ Compensation	Statutory requirements at the location of work and in accordance with the statutory requirements applicable to Seller's Equipment and services under this Agreement.

(Seller shall not utilize occupational accident or health insurance policies, or the equivalent, in lieu of mandatory Workers’ Compensation Insurance or otherwise attempt to opt out of the statutory Workers’ Compensation System).

D.2	Employer’s Liability:

$1,000,000 each accident bodily injury by accident

$1,000,000 each employee bodily injury by disease

$1,000,000 annual policy limit bodily injury by disease

D.3	Commercial or Comprehensive General Liability

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Including coverage for premises operations, coverage equivalent to broad form property damage, contractual liability, and products and completed operations coverage up to 2 years after Final Completion.

$1,000,000 each occurrence bodily injury and property damage:

$2,000,000 annual general aggregate

$2.000,000 products and completed operations annual aggregate

D.4	Automobile Liability

$1,000,000 each accident combined single limit

Bodily Injury and Property Damage

D.5	Excess or Umbrella Liability: Seller shall purchase and maintain excess or umbrella liability protection over and above the employer’s liability, commercial general liability, and automobile liability insurance coverage with a limit of $9,000,000 (nine million) per occurrence and annual aggregate.

The commercial or comprehensive general liability, excess or umbrella liability insurance and automobile liability policies shall name Owner, Buyer and Financing Parties as additional insured to the extent of Seller’s indemnity obligations under this Agreement and such policies shall be primary as respects the coverages afforded the additional insured. The workers’ compensation insurance and any property insurance maintained by Seller shall have an insurer’s waiver of subrogation in favor of Owner and Buyer.

Prior to performance of any service at the Site, Seller shall furnish Buyer with an original certificate of insurance and one (1) copy of the certificates of insurance as evidence of the above required insurance for such Project and such certificates shall provide for thirty (30) Days written notice to Buyer prior to cancellation or non-renewal.

The certificates must identify and show the Purchase Order Number and Project Name.

E.	Visas, Clearances, Site Rules, Facilities:

1.	Visas, work permits, medical clearances and evacuation shall be the responsibility of Seller, at no cost to Buyer.

2.	Buyer will provide at no cost to Seller, an office including furniture located at the Site, electricity, toilet trailers, telephone and fax line up to Seller’s Site office, potable water, heating/ventilation,/ air conditioning and cleaning for Seller’s Site offices. Seller shall be responsible for all other office expenses including telephone service, supplies, etc.

3.	Seller’s representative shall abide by the Site safety and security procedures and perform its services per the Site’s work day/work week schedule. Seller’s representative shall be familiar with and observe local customs and laws so as to not endanger Buyer’s ability to perform its work.

4.	Seller shall obtain the authorization of Buyer’s construction manager before leaving the Site.

SC-15 HAZARDOUS MATERIAL DISCLOSURE REQUIREMENTS

15.1	In the performance of this Agreement, Seller shall comply with all Applicable Laws, including, but not limited to, those relating to environmental law, Hazardous Material, and occupational health and safety; provided, however, that Seller shall not be responsible for obtaining any

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environmental and construction permits required under the Applicable Laws at the Site. If this Agreement calls for the transfer to Buyer and/or Owner by Seller of any chemical substance or mixture, or any material which may generate or release a chemical substance or any hazardous agents, Seller shall provide before or with said transfer a Material Safety Data Sheet (Federal OSHA Hazard Communication Standard, 29 CFR 1910.1200) (or equivalent form for non-U.S. Sellers) and label which are current, accurate and complete, which include but are not limited to a statement of product hazards and precautions for safe use. Copies of the Material Safety Data Sheet (or equivalent form) shall include the Agreement number, shipping location, and shall be sent to the shipping location identified in this Agreement.

15.2	If, during the course of the performance of the Seller’s Work, Seller or any Subcontractor discovers in any part of the Site any Hazardous Materials not arising as a result of the performance of the Seller’s Work, Seller shall promptly advise Buyer.

15.3	In Clause SC-15.1, the word “OSHA” applies only to that Equipment manufactured in the United States.

15.4	Seller and its Subcontractors shall label Hazardous Material and train their employees in the safe usage and handling of such substances and materials, including any training that is required by Applicable Law.

SC-16 SALES AND USE TAX REQUIREMENTS

16.1	This Agreement shall be viewed as a “Separated Contract” within the meaning of Texas Comptroller’s Sales Tax Rule 34 Tex. Admin. Code § 3.291(a). Seller prices shall not include any Texas sales, excise, use, value add or similar transfer taxes with respect to the sale of the Equipment and related services to be sold to the Buyer at the Site, levied by governmental authorities in the United States and Buyer shall be responsible for such taxes (Buyer’s taxes). Seller shall invoice the Buyer in accordance with the provisions of SC 17.4 below. In addition to the invoices for the Agreement Price, Seller shall invoice such “Buyer's taxes” to Buyer as required by state law. Buyer shall remit such sales tax or produce an appropriate valid exemption certificate. Buyer will provide, or will cause to be provided to, the Seller with any exemption certificates and other relevant documents in sufficient time to claim any tax exemptions associated with this Agreement, but in all events will be supplied prior to shipment of Equipment. Additional taxes along with associated interest and penalties assessed to Seller by Governmental Authorities for denied exemption shall be the Buyer’s responsibility. The Parties agree to mutually work together in good faith to implement a tax strategy to minimize the taxes payable by both Parties in connection with the performance of this Agreement.

16.2	Seller is responsible for and the prices specified herein include: taxes arising out of its performance of the Work including import duties, customs duties and harbor and other taxes for imported items as specified by Incoterms 2000 (in an amount based upon Delivery in the United States); taxes based on Seller’s presence in any taxing jurisdiction; and franchise, income and corporate taxes.

16.3	SELLER SHALL PAY ALL OTHER TAXES, LEVIES, DUTIES AND ASSESSMENTS OF EVERY NATURE, OTHER THAN THOSE EXCLUDED HEREIN, DUE IN CONNECTION WITH WORK UNDER THIS AGREEMENT; SHALL MAKE ANY AND ALL PAYROLL DEDUCTIONS REQUIRED BY APPLICABLE LAW; AND HEREBY INDEMNIFIES AND HOLDS HARMLESS THE INDEMNIFIED PARTIES FROM ANY LIABILITY ON ACCOUNT OF ANY AND ALL SUCH TAXES, LEVIES, DUTIES, ASSESSMENTS, AND DEDUCTIONS.

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SC-17 PRICE AND PAYMENT

17.1	Provided that no payment will be due earlier than as provided in Clause SC-18, Seller shall be paid, except as otherwise stated in this Agreement, thirty (30) Days after submittal of proper invoices, the prices stipulated herein for Equipment, technical advisory services and training, however, payments in dispute may be withheld or portions thereof may be deducted if, in Buyer's reasonable opinion, Seller has not achieved the agreed to milestone in accordance with SC-18 of this Agreement.

17.2	Payment terms shall be in accordance with this Clause SC-17 and Clause SC-18 provided proper invoices are received in a timely manner, and subject to any limitations as provided elsewhere in this Agreement. Any cash discount period offered by Seller shall be computed from the date the proper invoice is received, by Buyer along with required certification documents. The foregoing payment and cash discount periods shall be extended by the period of any delay caused by an error in the invoice requiring correction.

17.3	NOT USED

17.4	Buyer shall make all payments to Seller by wire transfer. Upon assignment to the EPC Contractor, the remaining payments may be made by the EPC Contractor’s electronic disbursement system (EDS). Seller shall advise Buyer prior to due date of first invoice of the bank and account number to which the wire transfer payments may be made to Seller.

17.5	As a condition to the validity of Seller’s final invoice and as a condition of the final payment to Seller, Seller shall provide with such invoice a final lien waiver and release from itself in the form as provided in Section 5, Appendix 2, and within two (2) Business Days of receipt of payment, Seller shall deliver to Buyer an unconditional final lien waiver and release from itself in the form as provided in Section 5, Appendix 3.

17.6	Acceptance by Seller of the final payment shall constitute a release by Seller of Buyer, Owner, their respective Affiliates, the Financing Parties, if any, and every officer, director, manager partner, employee and agent thereof from all liens (whether statutory or otherwise and including mechanics’ or suppliers’ liens), claims and liability hereunder with respect to any Work performed or furnished in connection with this Agreement, or for any act or omission of Buyer or of any Person relating to or affecting this Agreement, except claims for which Seller has delivered a notice of dispute to Buyer.

SC-18 PAYMENT SCHEDULE

18.1	Invoices for furnishing and Delivery of Equipment, Section 1, Item No. 1.1

Each invoice shall be in the percentage amount set forth in Section 5, Appendix 6 and submitted upon achievement of respective milestone but not earlier than the time period set forth in Section 5, Appendix 6. Invoices submitted prior to the last Day of the month will be deemed to have been submitted on the last Day of the month.

18.2	Invoices for Services of Technical Representatives

Invoices shall be submitted on a monthly basis for 100% of the value of the services rendered.

18.3	Not used.

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18.4	Invoice for Training Services – Section 1, Item No. 1.5

Invoice for 100% of amount for the Training Services covered under Section 1, Item No. 1.5 shall be submitted upon completion of Training Services.

18.5	Buyer and Seller will exert their best efforts to reach mutual agreement within ninety (90) Days of the Effective Date on the from of a Financial Instrument to be provided to Buyer by Seller. The Financial Instrument will be issued to Buyer with the final invoice associated with Delivery of the Equipment and, notwithstanding anything to the contrary, Buyer shall not be obliged to make payment of the last five percent (5%) of the Agreement Price unless and until such Financial Instrument is provided. The value of such Financial Instrument will be ten percent (10%) of the Agreement Price until the date when Substantial Completion is achieved at which time it will be reduced to five percent (5%) of the Agreement Price through to the expiration of the Warranty Period when such Financial Instrument will expire. If, when the aforesaid Financial Instrument is reduced in amount, an unpaid potential liability for Performance LDs exists, based on a Completed Performance Test, which is greater than five percent (5%) of the Agreement Price, Seller shall provide an additional Financial Instrument in an amount equal to the lesser of (i) five percent (5%) of the Agreement Price or (ii) the difference between such potential liability for Performance LDs and five percent (5%) of the Agreement Price; such additional Financial Instrument will expire on payment of Performance LDs, or a determination that no such liquidated damages will become due.

SC-19 TERMINATION PAYMENT SCHEDULE

19.1	Payments to the Seller for termination by the Buyer for its convenience shall be in accordance with the Termination Payment Schedule in Section 5 Appendix 7.

SC-20 RELEASE AGAINST LIENS AND CLAIMS

20.1	Seller shall not directly or indirectly create, incur, assume or suffer to be created by it or any Subcontractor, employee, laborer, materialman or other supplier of goods or services to Seller any right of retention, mortgage, pledge, assessment, security interest, lease, advance claim, levy, claim, lien, charge or encumbrance on the Work, the Equipment, the Site, the Project or any part thereof or interest therein (each a “Seller Lien”). Seller shall keep the Site, the Work, the Equipment, and all Subcontractor equipment and materials free of Seller Liens. Seller shall promptly pay or discharge, and discharge of record, any such Seller Lien or other charges which, if unpaid, might be or become a Seller Lien. Seller shall immediately notify Buyer of the assertion of any Seller Lien.

20.2	If any Indemnified Party becomes aware of any Seller Lien, such Indemnified Party may so notify Seller in writing with a copy to Buyer, and Seller shall then: (a) satisfy and obtain the release of such Seller Lien; or (b) provide to Buyer a bond in the amount of such lien. If Seller does not promptly, and in any event within five (5) days after such notice, satisfy such Seller Lien or provide such a bond, then Buyer shall have the right, at its option, after written notification to Seller, and subject to Applicable Law, to cause the release of, pay, or settle such Seller Lien, and Buyer at its sole option may: (x) draw on the Financial Instrument in an amount equal to all costs and expenses incurred by Buyer in causing the release of, paying, or settling such Seller Lien, including administrative costs, attorneys’ fees, and other expenses, or (y) withhold from any payment otherwise due to Seller hereunder an amount equal to all costs and expenses incurred by Buyer in causing the release of, paying, or settling such Seller Lien, including administrative costs, attorneys’ fees, and other expenses.

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SC-21 INDEMNITY

21.1	SELLER HEREBY INDEMNIFIES AND SHALL DEFEND AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL SUITS, ACTIONS, LEGAL OR ADMINISTRATIVE PROCEEDINGS, CLAIMS, DEMANDS, DAMAGES, LIABILITIES, INTEREST, ATTORNEY'S FEES, COSTS, EXPENSES, AND LOSSES OF WHATSOEVER KIND OR NATURE IN CONNECTION WITH OR ARISING OUT OF INJURY OR DEATH TO PERSONS (INCLUDING INJURY OR DEATH OF SELLER’S EMPLOYEES) OR DAMAGE TO THIRD PARTY TANGIBLE PROPERTY, WHETHER ARISING BEFORE OR AFTER COMPLETION OF THE WORK HEREUNDER AND IN ANY MANNER DIRECTLY OR INDIRECTLY CAUSED, OCCASIONED, OR CONTRIBUTED TO IN WHOLE OR IN PART, OR CLAIMED TO BE CAUSED, OCCASIONED OR CONTRIBUTED TO IN WHOLE OR IN PART, BY REASON OF ANY NEGLIGENT OR OTHERWISE TORTIOUS OR WRONGFUL ACT OR OMISSION, WHETHER ACTIVE OR PASSIVE OF SELLER, OR OF ITS SUBSELLERS OR OF ANYONE ACTING UNDER ITS DIRECTION OR CONTROL OR ON ITS BEHALF, IN CONNECTION WITH THE PERFORMANCE OF THIS AGREEMENT. SELLER’S AFORESAID INDEMNITY AND HOLD HARMLESS OBLIGATIONS, OR PORTIONS OR APPLICATIONS THEREOF SHALL NOT APPLY TO THE EXTENT THAT THE LIABILITY IS CAUSED BY THE NEGLIGENCE OF THE INDEMNIFIED PARTY CLAIMING SUCH INDEMNIFICATION.

FOR ALL WORK IN THE UNITED STATES, SELLER SPECIFICALLY WAIVES ANY IMMUNITY PROVIDED AGAINST THIS INDEMNITY BY AN INDUSTRIAL INSURANCE OR WORKERS’ COMPENSATION STATUTE.

21.2	SELLER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL FINES, PENALTIES AND ASSESSMENTS IMPOSED BY ANY GOVERNMENTAL AUTHORITY INCLUDING REASONABLE LEGAL FEES INCURRED IN CONNECTION THEREWITH FROM OR RELATED TO ANY FAILURE OF SELLER, OR ANYONE ACTING ON SELLER’S BEHALF, TO COMPLY WITH (I) ALL APPLICABLE LAWS, INCLUDING PAYMENT OF TAXES AND DUTIES TO BE PAID BY SELLER AND (II) APPLICABLE PERMITS.

21.3	SELLER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL FINES, PENALTIES, SUITS, ACTIONS, CLAIMS, DAMAGES, DEMANDS FEES, COSTS, EXPENSES AND LIABILITIES INCLUDING REASONABLE LEGAL FEES INCURRED IN CONNECTION THEREWITH, TO THE EXTENT (I) ARISING OUT OF ANY HAZARDOUS MATERIAL BROUGHT, GENERATED, PRODUCED OR RELEASED ONTO THE SITE BY SELLER OR ITS SUBCONTRACTORS OR (II) ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLER OR ITS SUBCONTRACTORS.

21.4	The Indemnified Parties shall promptly notify Seller of any claim or suit and provide Seller a reasonable opportunity to control the defense and settlement of any claim or suit tendered to Seller under this Clause SC-21 (an “Indemnified Claim”). If Seller assumes the defense of Indemnified Parties in accordance with the provisions of this Clause SC-21, Seller shall keep Indemnified Parties consulted and reasonably informed of the claims, litigation and negotiations of the Indemnified Claim, and shall pay reasonable direct costs (excluding attorney fees) incurred by the Indemnified Parties in connection with the Indemnified Claim. Subject to Clause SC 21.5, the Indemnified Parties shall be entitled to participate in the defense of any Indemnified Claim at their own expense, and shall provide Seller with all assistance reasonably requested by Seller at Seller’s expense. Seller agrees that it shall only settle an Indemnified Claim if such settlement completely discharges or releases the Indemnified Claim against the applicable Indemnified Parties and does not impose by way of consent decree, injunction or otherwise any restraint or

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limitations on the applicable Indemnified Parties’ operations or upon the operation or other use of the Equipment or the Facility.

21.5	If Seller fails to assume the defense or to diligently defend any Indemnified Claim, then the Indemnified Party may, upon giving fourteen (14) days’ prior notice to Seller, and at Seller’s expense, contest (or with the prior consent of Seller (such consent not to be unreasonably withheld) settle) such Indemnified Claim, and Seller shall be liable for paying the reasonable legal expenses and other direct costs incurred by Indemnified Parties in connection with the Indemnified Claim as such expenses and costs accrue.

21.6	If the defendants in an action on an Indemnified Claim include both Seller and an Indemnified Party, and the Indemnified Party reasonably concludes that there may be legal defenses available to it which are in conflict with those available to the Seller, and that such conflict materially prejudices the ability of the counsel selected by the Seller to represent both Parties, such Indemnified Party shall have the right to select separate counsel reasonably acceptable to the Seller to participate in the defense of such action on its own behalf at Seller’s expense.

SC-22 NONDISCLOSURE

22.1	Except as required by Applicable Law or applicable stock exchange rules or regulation, Seller and Buyer agree not to divulge to third parties (other than its and its Affiliates, and their respective employees, directors, officers, managers, accountants, attorneys, Financing Parties or authorized representatives), without the prior written consent of the other, any Confidential Information, obtained from or through each other in connection with the performance of this Agreement and Seller and Buyer agree to restrict the use of such Confidential Information solely to uses related to the Project. Seller furthers agree that it will not, without the prior written consent of Buyer and Owner, disclose to any third party any information developed by it or its Subcontractors in the performance of this Agreement and that such information will only be used for purposes related to the Project. If so requested by Buyer, Seller further agrees to require its employees and its Subcontractors and their employees to execute an appropriate nondisclosure agreement prior to performing any Work under this Agreement. This non-disclosure obligation shall remain in full force and effect for five (5) years from the date of Final Completion. Notwithstanding anything to the contrary in this Agreement, Buyer may divulge Confidential Information to Owner and its Affiliates and their respective employees, directors, officers, managers, accountants, attorneys, Financing Parties and authorized representatives.

22.2	Seller shall, on request by Buyer or Owner, execute a separate confidentiality agreement with Owner under which Seller shall agree to keep the Proprietary Operating Information confidential and Seller shall procure that its Subcontractors similarly execute confidentiality agreements with Owner under which they shall agree to keep the Proprietary Operating Information confidential. In addition, on request by Buyer, Seller shall procure that its employees and the employees of its Subcontractors execute individual confidentiality acknowledgements under which they will agree to keep the Proprietary Operating Information confidential.

SC-23 NOT USED

SC-24 NOT USED

SC-25 LABOR DISPUTES AND LOCAL CONDITIONS

25.1	Whenever Seller has knowledge that any actual or potential labor dispute is materially delaying or threatening to materially delay its performance of the Work, Seller shall promptly give written

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notice thereof, including all relevant information with respect thereto, to Buyer.

25.2	Seller acknowledges that it has taken steps necessary to examine and ascertain the nature and location of and all conditions relevant to the Work, the Site and its surroundings and that it has satisfied itself as to the general and local conditions that can affect the performance of its obligations.

SC-26 COMPANY GUARANTEE

Owner shall cause TXU US Holdings Company to execute a Guarantee in the format as set forth in Section 5, Appendix 12 – “TXU Guarantee”, which shall: (i) be established by Owner, at Owner’s expense (including any confirmation charges), (ii) be executed and become operative at the time of execution of the Agreement, and (iii) be valid until released pursuant to its terms.

SC-27 RECORDS

27.1	Seller agrees to retain for a period of five (5) years from the date of Final Completion all records relating to its performance of the Work including Seller’s warranty obligations herein or for such longer period of time as may be required pursuant to any applicable order or decree of any Governmental Authority, and to cause all Subcontractors engaged in connection with the Work including the performance by Seller of its warranty obligations herein to retain for the same period all their records relating to the Work, all at no additional cost to Buyer. Seller shall provide and procure reasonable access to such records by Owner and Buyer.

27.2	Additionally, Seller agrees to keep and maintain full, complete and detailed records of all of its costs and allowances as may be claimed by Seller under this Agreement, including costs incurred in connection with changes priced on a time and material basis as set forth in Clause GC-2. Seller authorizes independent third parties designated by and paid by Buyer and subject to Seller’s approval (not to be unreasonably withheld or delayed) to inspect and audit, during business hours, such records to the extent required to verify the amounts claimed, including time and material charges. Agreed billing rates, overhead rates and mark-ups are not subject to audit.

SC-28 SCHEDULE AND PERFORMANCE GUARANTEES AND TESTING

The requirements for Schedule and Equipment Performance Guarantees and Testing are described in Appendix 4 and Appendix 5.

SC-29 EFFECTIVE DATE

29.1	This Agreement shall come into full force and effect as of the Effective Date.

SC-30 LIMITATION OF LIABILITY

30.1	Seller’s cumulative aggregate liability to Buyer under this Agreement for any claim of any kind, including claims based on fault, tort (including negligence, in whole or in part), warranty, contract, strict liability or other basis of liability arising out of or in connection with this Agreement (including liquidated damages) or breach thereof shall in no case exceed ****; provided, however, that such limitation of liability shall not apply to, and no credit shall be issued against such limitation for, liabilities arising out of Seller’s indemnification obligations contained in Clauses SC-16.3 (Taxes), SC-20 (Release Against Liens and Claims), SC-21 (Indemnity), of these Special Conditions and in Clauses GC-4 (Title and Risk of Loss), GC-5 (Infringement) and GC-6 (Compliance) of the General Conditions and such limitation shall not apply in the case of fraud,

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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willful misconduct or gross negligence of Seller or any of its Subcontractors. Seller’s liability under this Agreement shall terminate upon expiration of the Warranty Period, provided that this shall not affect Seller’s liability for (i) claims, including warranty claims, which may have previously arisen, and (ii) its obligations and liabilities with respect to those provisions of this Agreement which expressly or by implication continue in force and effect after the expiration or termination of this Agreement, including but not limited to Clauses GC-5 (Infringement), GC-6 (Compliance), SC-16.3 (Taxes), SC-21(Indemnity), and SC-22 (Nondisclosure).

30.2	Except to the extent of damages claimed by third-parties for which Seller has a duty to indemnify under the indemnification obligations contained in Clauses SC-16.3 (Taxes), SC-20 (Release Against Liens and Claims), SC-21 (Indemnity), of these Special Conditions and in Clauses GC-4 (Title and Risk of Loss), GC-5 (Infringement) and GC-6 (Compliance) of the General Conditions and except to the extent that express liquidated damages arising under Appendix 4 hereto or Appendix 5 hereto are shown to be consequential in nature, notwithstanding anything else in this Agreement to the contrary, no Party (nor that Party’s Subcontractors) shall be liable to any other Party hereto for any loss of profits, loss of revenue, or loss of use of the Project, losses or costs based on third party contracts, losses, costs or expenses of obtaining, maintaining or repaying finance or capital, or downtime costs, loss of opportunity or goodwill, cost of purchased or replacement power, claims of customers for such damages, or any loss, damage or other liability otherwise equivalent to any indirect consequential, exemplary, incidental or special damages arising from performing or a failure to perform any obligation under this Agreement, whether such liability arises in contract, tort (including negligence), warranty, strict liability or otherwise. Buyer represents that the Prime Contract will contain an equivalent exclusion of liability in favor of Seller and its Affiliates with respect to any of the foregoing types of losses and damages incurred by Owner and that the Prime Contract will state that Seller and its Affiliates shall be entitled to enforce such provision for their own benefit.

30.3	Seller’s aggregate liability for payment of liquidated damages under Appendix 4 and Appendix 5, shall not exceed the following:

•	Seller’s aggregate liability for Document Delivery LDs shall not exceed *** percent (***%) of the Agreement Price.

•	Seller’s aggregate liability for Equipment Delivery LDs and Substantial Completion LDs shall not exceed *** percent (***%) of the Agreement Price.

•	Seller’s aggregate liability for Performance LDs and Reliability LDs shall not exceed *** percent (***%) of the Agreement Price, provided however that such limitation shall only apply if Seller has met Minimum Performance Criteria and Substantial Completion has been achieved by the Guaranteed Final Completion Date. In addition to receiving the foregoing damages, Buyer shall also have the right to either (1) require Seller to carry out such modifications as may be required to achieve the Minimum Performance Criteria or (2) any other mutually acceptable settlement satisfactory to both Parties, but shall not be limited to the above sub-cap of *** percent (***%) of the Agreement Price.

•	Seller’s aggregate liability for all liquidated damages due under the Agreement shall not exceed *** percent (***%) of the Agreement Price.

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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30.4	It is the intent of Buyer and Seller that if any provision of this Agreement expressly states that the rights and remedies stated therein are the sole or exclusive (or words of similar import) rights or remedies for the failure to satisfy the applicable obligation arising thereunder, that such rights and remedies shall be the sole and exclusive remedies of the Parties for failure to satisfy such obligations, notwithstanding any remedy otherwise available at law or in equity. To the extent the terms of this Agreement do not provide a remedy for the failure to satisfy an applicable obligation or do not otherwise state that an applicable remedy is a sole or exclusive (or words of similar import) remedy, then the Parties may avail themselves of any right or remedy available at law or in equity for such failure. This Clause SC-30 shall prevail over any provisions of this Agreement which may be in conflict with or inconsistent with this Clause SC-30.

30.5	To the extent that Seller or its personnel give any advice or assistance with respect to aspects of the Project, other than matters relating to the Equipment, then Seller shall not be liable under this Agreement for such advice or assistance.

30.6	The limitations on liability expressed in this Clause SC-30 shall extend to Seller’s Affiliates, subcontractors and suppliers of any tier and to their agents and employees.

SC-31 BUYER DEFAULT

31.1	If Buyer fails to make any payment of an amount properly invoiced by Seller and due Seller under this Agreement in a case where Buyer has not disputed the payment of such amount, Seller may immediately notify Buyer of such failure allowing a five (5) Day cure period. If such failure continues for five (5) Days after written notice by Seller to Buyer, Seller may terminate this Agreement. In connection with any termination pursuant to this Clause SC-31.1, Buyer shall make termination payment as set forth in Clause SC-19, Termination Payment Schedule, of this Agreement

31.2	Following assignment of this Agreement to Bechtel Power Corporation pursuant to Clause, SC-13, Assignment, the following shall apply in lieu of Clause SC-31.1 above. If Buyer fails to make any payment of an amount properly invoiced by Seller and due Seller under this Agreement in a case where Buyer has not disputed the payment of such amount, Seller may, if such failure continues for thirty (30) Days give written notice to Buyer of such non-payment and of its intent to suspend performance and delivery of the Equipment, and if such failure continues for five (5) Days after Buyer’s receipt of such written notice, Seller shall be entitled to suspend performance and delivery of the Equipment. Any cost incurred by Seller in accordance with such suspension (including storage costs) shall be payable by Buyer upon submission of Seller’s invoices. In connection with any such suspension, performance of Seller’s obligations shall be extended for the additional time as may be reasonably necessary in the circumstances taking into consideration, among other things, Seller’s current factory production schedule. In the event that such failure continues for sixty (30) Days after Buyer’s Receipt of Seller’s written notice above, Seller may provide written notice to Buyer and Financing Party of Seller’s intent to terminate this Agreement. If Buyer does not correct such failure within five (5) Days of its receipt of such written notice, then Seller may, at its option, terminate this Agreement. In connection with any such termination, Buyer shall make the termination payment as set forth in Clause SC-19, Termination Payment Schedule.

31.3	Notwithstanding anything in this Agreement or at common law or in equity to the contrary, Seller shall not have any right to suspend performance of or terminate all or any portion of Seller's obligations under this Agreement for any Buyer default except as provided in Clause SC-31.2 and the following Clause SC-31.4. In addition to the foregoing, if one Party is past due in paying the other Party any sums owed such Party under this Agreement, such late Party shall pay interest to

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the other Party, at the rate of one and one-half percent (1 1/2%) per month (or any fraction thereof), not to exceed the lesser of eighteen percent (18%) per annum or the maximum amount permitted by applicable law, on all amounts not timely paid in accordance with this Agreement.

31.4	If (a) the Buyer becomes bankrupt or insolvent, or in the event any proceeding is brought against the Buyer, voluntarily or involuntarily, under the bankruptcy laws or any insolvency laws which is not dismissed within ninety (90) Days of filing, and (b) in either such case either the Buyer or Owner or Financing Party does not provide financial support for the Buyer’s remaining obligations to the Seller as reasonably determined by the Seller, the Seller shall be entitled to terminate this Agreement and receive the termination payments as set forth in Clause SC-19.

SC-32 BUYER FURNISHED INSURANCE

32.1	Buyer or Owner shall maintain or cause to be maintained “all risk” builder’s risk insurance insuring physical loss or damage to the Work until Substantial Completion including coverage for, but not limited to, flood, earthquake, hurricane, a 50/50 clause, inland transit and temporary on or off-site storage of the Equipment and resultant damage arising out of faulty design, material and workmanship. Seller shall be included as an additional insured as its interest may appear with a waiver of subrogation, but such additional insured status, waiver of subrogation and coverage under the policy shall only be extended to Seller for physical loss or damage caused directly by Seller’s on-site field technical assistance services or for loss or damage resulting from transit or temporary storage of the Equipment. If requested in writing by Seller and to the extent commercially available, coverage shall include Seller as an additional insured for physical loss or damage not covered by Seller’s warranty and subject to Seller paying any additional premium for such coverage. Deductibles for such policy shall be in amounts customary for this type of facility, not to exceed two hundred fifty thousand Dollars ($250,000) during construction and five hundred thousand Dollars ($500,000) during testing, and, to the extent loss or damage is caused by Seller, are for Seller’s account. For periods after the risk of loss has transferred to Owner under the Prime Contract, Seller’s liability for physical loss or damage to the Facility shall be limited to five million Dollars ($5,000,000). For purposes of clarity, the foregoing shall not in any way limit, release or alter Seller’s warranty obligations under this Agreement.

32.2	Seller will be provided a certificate of insurance evidencing this coverage, prior to its arrival on-site, and thirty (30) Days written notice of cancellation of such insurance.

32.3	In the event of a loss, Seller shall cooperate with Buyer and Buyer’s insurer on the loss adjustment.

32.4	Seller’s and each sub-supplier’s respective temporary buildings, tools, equipment and supplies are not covered under the Buyer’s builder’s all risk insurance policy.

32.5	Except as provided above, nothing in this Special Condition Clause SC-32 shall relieve Seller of any liability or obligation to Buyer under this Agreement including Special Condition Clause SC-6.

SC-33 MARINE CARGO INSURANCE

33.1	Buyer or Owner will provide or cause to be provided, at its cost, marine cargo insurance on a “warehouse-to-warehouse” basis, insuring Equipment to be installed in the Facility against loss or damage arising from customary “all risk” marine perils including but not limited to war and strikes while in transit, temporary and off site storage and 50/50 clause. Seller (including Seller’s subcontractors) shall be included as an additional insured as its interests may appear on such

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policy, which shall also include a waiver of subrogation in favor of Seller and each insured. The deductible on such policy shall not exceed twenty-five thousand Dollars ($25,000) per occurrence.

33.2	Seller shall abide by the following requirements, instructions and conditions of Buyer’s marine cargo insurers and risk management department including the following:

33.2.1	Seller shall not be permitted to utilize ”bulk vessels” as defined in ”Lloyd’s Registry” for transportation of Equipment.

33.2.2	All critical path material must be stowed under deck unless written permission is received from Buyer stating otherwise, provided however, that the ship’s master may order otherwise for safety reason of the vessel and the cargo.

33.2.3	In the event that Seller wants to utilize a vessel which is twenty (20) years old, or older, Seller shall 1) provided that the vessel is deemed insurable by Buyers insurer, be required to pay Buyer for any required additional insurance premiums and obtain a written waiver from Buyer authorizing use of subject vessel or 2) if subject vessel is deemed uninsurable by Buyers insurer, Seller shall obtain, at Seller’s expense, a different vessel which fully meets all requirements of insurability. Seller’s acceptance of this requirement is based upon Buyer’s undertaking to provide notice to Seller within five (5) Days of its rejection of any vessel nominated by Seller, provided Seller shall provide Buyer at least fourteen (14) Days prior written notice of its request to utilize a nominated vessel which exceeds the vessel age limits noted above.

33.2.4	Lashing and securing of Equipment will be performed by Seller or Seller’s authorized representative at the carrier’s berth. Seller must request permission from Buyer, in writing, and Seller must receive permission from Buyer, in writing, prior to deviating from the requirement except as otherwise ordered by the ship’s master related to the safety of the vessel or cargo. Seller will notify shipping agent of the presence of Buyer’s marine insurance surveyor in order to facilitate access to the vessel at the time of loading and securing of the freight, the Parties understand, however, that access to a vessel is dependent upon the consent of the ship’s master.

33.2.5	Vessels furnished by Seller, or Seller’s authorized representative, must provide any and all special equipment (such as spreaders and tackle) to handle on-load and off-load of Equipment at port(s) of export, trans-shipment port(s) of import and at the Site construction wharf, if applicable.

33.2.7	Seller will provide at least thirty (30) Days Notice of shipping from port of export of any Equipment including all requested details and arrangements as per Section 8 of this Agreement known to Seller at that time. Seller shall also provide all reasonable assistance to Buyer or the insurers or their authorized representatives in any survey of loading and discharge and shall comply with any reasonable requirements or recommendations or conditions made provided the ship’s master accepts these requirements or recommendations or conditions. Discrepancies may result in extra expenses as a result of these requirements or recommendations or conditions. Buyer shall pay such expenses.

33.2.8	When Seller is to utilize a barge for transportation of material; Seller must adhere to the following requirements.

A.	Barge must have a gas free certificate/hot works permit.

B.	Freight / material must be surveyed both at origin and destination points for any damage prior to or after the barging operation.

C.	Barge must be at loading facility twenty four (24) hours prior to the commencement of loading operations and available for survey.

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D.	Tugs and other units providing power to the barge must be surveyed prior to departure when barging operations will include an ocean transit.

E.	Tugs must adhere to Buyer’s trip in tow requirement letter when barging operations will include an ocean transit.

33.2.9	Buyer shall provide Seller certificate of insurance evidencing the marine cargo insurance and any specific requirements Seller must comply with in accordance with such insurance. Buyer shall provide a copy of the final certificate of insurance not later than ninety (90) Days prior to Seller’s first Equipment shipment to the Site.

SC-34	SURVIVAL

34.1	All provisions of this Agreement which are expressly or by implication to come into or continue in force and effect after the expiration or termination of this Agreement, including but not limited to Clauses GC-5 (Infringement), GC-6 (Compliance), SC-6 (Warranties and Guarantees), SC-16.3 (Taxes), SC-21(Indemnity), SC-22 (Nondisclosure), SC-30 (Limitation of Liability) and SC-35 (Dispute Resolution) hereof, shall remain in effect and be enforceable following such expiration or termination.

34.2	The provisions of this Agreement are intended for the sole benefit of Buyer and Seller and there are no third-party beneficiaries hereof, except Indemnified Parties where expressly provided and as contemplated by the terms of this Agreement, including Clauses GC-5, Infringement; GC-6 (Compliance); SC-6, Warranties and Guarantees; SC-16.3 Taxes and SC-21, Indemnity.

SC-35	DISPUTE RESOLUTION

35.1	Any and all controversies, disputes or claims between Buyer and Seller arising out of or in any way relating to this Agreement (“dispute”) shall be resolved pursuant to the procedures of this Clause SC-35.

35.2	Prior to the initiation of any legal action or proceeding permitted by this Agreement to resolve disputes arising between Buyer and Seller, the aggrieved Party shall promptly give notice of the dispute to the other Party (“Notice of Dispute”) including notification of its intent to invoke this dispute resolution procedure. If the Parties shall have failed to resolve the dispute within ten (10) Days of such Notice of Dispute, each Party shall, within five (5) Days thereafter, nominate an officer of its management to meet at the Site, or at any other mutually agreed location, to resolve the dispute. If the dispute is not resolved within thirty (30) Days after the date of delivery of the Notice of Dispute, either Party shall be entitled to initiate legal proceedings pursuant to Clause SC-35.3 below.

35.3	TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS. THE PARTIES, TO THE EXTENT THEY MAY LEGALLY DO SO, IRREVOCABLY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS (OR ANY SIMILAR LEGAL DOCTRINE) OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION IN THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS, AND IRREVOCABLY STIPULATE THAT THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS SHALL HAVE

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IN PERSONAM JURISDICTION AND VENUE OVER SUCH PARTY FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF RELATED TO THIS AGREEMENT. THE PARTIES EACH AGREE, TO THE FULLEST EXTENT PERMITTED BY FEDERAL LAW, NOT TO RAISE ANY OBJECTION TO THE REMOVAL OR TRANSFER TO THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS OF ANY SUCH PROCEEDING THAT IS INITIALLY BROUGHT IN ANY OTHER COURT. THE PARTIES ALSO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE PARTIES EACH AGREE THAT IT WILL NOT FILE ANY MOTION OR ASSERT ANY DEFENSE IN ANY SUCH PROCEEDING THAT IS INCONSISTENT WITH THE FOREGOING AGREEMENTS, WAIVERS, CONSENTS OR STIPULATIONS. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT. AS OF THE EFFECTIVE DATE OF THIS AGREEMENT, EACH PARTY BELIEVES THAT THE REQUIREMENT OF DIVERSITY OF CITIZENSHIP OF THE PARTIES (ONE OF THE REQUIREMENTS NEEDED FOR A FEDERAL COURT TO HAVE SUBJECT MATTER JURISDICTION OVER A DISPUTE BETWEEN THE PARTIES) IS MET.

35.4	Pending final resolution of any dispute, Seller shall proceed diligently with performance of the Work in accordance with this Agreement and any Buyer’s decision or instruction.

SC-36 FORCE MAJEURE

36.1	Excuse of Performance

(a)	Notwithstanding any other provisions of this Agreement (excepting Clause SC-36.2(b), GC-2, GC-3, and GC-7), any obligation of either Party under this Agreement shall be excused only to the extent that the Party’s inability to perform is caused by Force Majeure. Each Party shall use all reasonable efforts to cure, minimize, mitigate or remedy the effects of Force Majeure.

(b)	Notwithstanding that Force Majeure may otherwise exist, the provisions of this Clause 36 shall not excuse the payment of money due by any Party.

36.2	Notification Obligation

If either Party’s ability to perform its obligations under this Agreement is affected by an event of Force Majeure, such Party shall, to the extent possible within one (1) Business Day, however no later than five (5) Business Days, after the occurrence of such event of Force Majeure, give written notice to the other Party of the occurrence of such event. Within three (3) days after delivery of such notice, the Party claiming an event of Force Majeure shall provide reasonable initial evidence to the other Party of the nature of the event, its anticipated duration and effect upon the performance of such Party’s obligations, and any action being taken to avoid or minimize its effect. The Party claiming an event of Force Majeure shall have a continuing obligation to deliver to the other Party additional documentation and analysis supporting its claim regarding an event of Force Majeure promptly after such information is available to the Party claiming such event of Force Majeure. The burden of proof shall be on the Party claiming to be affected. To the extent possible, within one (1) day, however no later than five (5) Business Days, after an event of Force Majeure has ended, the Party that was affected by such event of Force Majeure shall give written notice to the other Party of: (i) the length of time such event of Force Majeure was in effect and such Party was affected by the impact of such event; and (ii) the effect, if any, such Party claims

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such event of Force Majeure had on the applicable Guaranteed Milestone Delivery Dates. If Seller fails to provide written notice of an event of Force Majeure within the time specified in this Clause SC-36.2, Seller’s entitlement to adjustments to the Guaranteed Milestone Delivery Dates shall be reduced to the extent Buyer has suffered any material adverse impact as a result of Seller’s delay in providing such written notice.

36.3	Scope of Suspension; Duty to Mitigate.

The suspension of or impact on performance due to an event of Force Majeure shall be of no greater scope and no longer duration than is required by such event. The excused Party shall use its reasonable efforts:

(a)	to mitigate the duration of any suspension or delay in, or other impact to the performance of its obligations under this Agreement;

(b)	to continue to perform its obligations hereunder; and

(c)	to remedy its inability to perform, as applicable.

36.4	Seller’s Remedy.

As Seller’s only remedy for the occurrence of an event of Force Majeure, and provided that Seller has strictly complied with the provisions of this Article SC-36, if an event of Force Majeure occurs the affected Guaranteed Milestone Delivery Dates shall be adjusted by the period of time, if any, that Seller is actually and demonstrably delayed in the performance of its critical path activities as a result of the impact of such an event of Force Majeure.

36.5	Buyer Self-Help

If Seller claims that Force Majeure has caused it to suspend or delay performance of the Work, and Buyer has given Seller reasonable notice of action Seller could lawfully and reasonably take to remove or relieve the Force Majeure but Seller has failed to take such action, Buyer may, at its sole discretion, but without prejudice to its rights against Seller under this Agreement, take such action itself to remove or relieve the Force Majeure and thereafter require Seller to resume full or partial performance of the Work.

SC-37 SAFETY FOR BUYER REPRESENTATIVES

37.1	Seller shall ensure the safety of Buyer representatives while present at or in Seller’s plants and the plants of Seller’s Subcontractors for any purpose in connection with the Equipment or any part thereof, being furnished by Seller under this Agreement. If, at any time, a Buyer representative deems that the conditions at Seller’s plants or the plants of Seller’s Subcontractor are unsafe and promptly notifies Seller accordingly, Buyer’s representative(s) shall be entitled to suspend their activities (including, but not limited to, any activities relating to expediting, quality surveillance and delivery) at such plants until such time as the unsafe conditions are resolved by Seller’s to Buyer’s reasonable satisfaction.

37.2	If any Buyer activities are suspended under this clause, Seller shall promptly reschedule any Work required to be conducted in the presence of a Buyer representative and Seller shall be fully liable for any resulting delay(s). Seller shall also be liable for all costs (including, but not limited to, costs for labor, transportation and lodging) incurred by Buyer due to any such suspension and

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subsequent resumption of Buyer activities at Seller’s plants or the plants of Seller’s Subcontractors under this Agreement.

SC-38 OFFICIALS NOT TO BENEFIT

38.1	Each Party agrees to comply (and to cause its Affiliates to comply) with all applicable national, federal, state and local laws, ordinances and regulations of the United States of America regarding bribery of public officials, including without limitation, all provisions of the United States Foreign Corrupt Practices Act and any amendments thereto (the “Act”). Each Party agrees to advise all of its Affiliates’ officers, directors, members, partners, employees, agents and representatives who are engaged in implementing this Agreement regarding the purposes and provisions of the Act. Each Party agrees to take appropriate steps to ensure that it and its Affiliates and their respective officers, directors, members, partners, employees, agents and representatives will comply with the Act and will not take any actions that would cause the other Party to be in violation of the Act, including without limitation obtaining the agreement of each consultant, Subcontractor or Affiliate it employs in conducting activities for or on behalf of the Project to comply with the Act. Seller shall promptly notify Buyer of any violation of this covenant.

SC-39 NOTICES

39.1	Any notice or requirement to notify pursuant to the terms and conditions of this Agreement shall be in writing, shall be effective upon receipt and shall be either (a) delivered personally; (b) sent by first class recorded delivery post; or (c) sent by a recognized overnight post or courier service with delivery receipt requested:

IF TO BUYER:

TXU GENERATION DEVELOPMENT COMPANY LLC

1601 Bryan Street

Dallas, Texas 75201

Attn.: General Counsel

AND, IF TO SELLER:

General Electric Company

    1 River Road

    Schenectady, NY 12345

    Attn.: Project Manager TBD

SC-40 DEFERRED DELIVERY

40.1	Should the Buyer elect to delay Delivery to the Site of some or all of the Equipment at least seventy five (75) Days prior to Seller’s planned ex-works date if Equipment has not already been shipped, Seller accepts deferred Delivery provided that:

i.	Seller’s storage and handling costs for delays at Seller’s places of manufacture in excess of sixty (60) Days shall be paid by Buyer; and for all cost assessed for storage by Seller’s vendors and subcontractors to accommodate Buyer request for deferred delivery. Seller agrees to take no mark up on such costs.

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ii.	Seller shall be entitled to payment from the Buyer as if shipment had been effected; and

iii.	Buyer shall notify Seller at least seventy five (75) Days prior to Seller’s planned ex-works date or when transport has been mobilized whichever is the earlier;

iv.	Seller shall pay for the storage and handling costs for the first sixty (60) Days of such storage; and

v.	Such Equipment shall be stored in accordance with the Seller's recommended procedures up to a maximum period of one year unless extended by Force Majeure events.

40.2	If the Equipment cannot be delivered to Buyer, as specified in this Agreement, due to any cause not attributable to Seller, or if Buyer elects in writing not to receive such Equipment when ready for shipment, Seller shall deliver such Equipment to storage. If such Equipment is placed in storage, including storage at the facility where manufactured, the following conditions shall apply: (a) title shall thereupon pass to Buyer or Owner if it had not already passed; (b) any amounts otherwise payable to Seller upon Delivery or shipment shall be payable upon presentation of Seller’s invoices and certification of cause for storage; (c) other than as provided in the provisions of Clause SC-40.1, all expenses incurred by Seller, such as for preparation for and placement into storage, handling, inspection, preservation, insurance, storage, removal charges, additional costs for Seller retaining risk of loss and any incremental taxes, including sales and use, shall be payable by Buyer upon submission of Seller’s invoices; and (d) when conditions permit, Seller shall resume Delivery of the Equipment to the originally agreed point of Delivery. Seller shall continue to be liable under this Agreement for the timely Delivery of the Equipment, as such guaranteed Delivery dates shall be adjusted as a result of such shipment to storage. Seller shall provide reasonable written notice to Buyer of its intent to ship to storage any Equipment under this Agreement.

Notwithstanding the foregoing or any transfer of title to Owner, Seller shall be responsible for and shall bear any and all risk of loss or damage to the Equipment during transportation until Delivery thereof in accordance with the Delivery provisions of this Agreement. Furthermore, while the Equipment is in such storage, Seller shall be responsible, until Delivery or the first anniversary of storage whichever is the earlier unless extended by Force Majeure events, for maintaining the Equipment in accordance with its own recommendations and, except as provided above, no other provisions of this Agreement shall be changed or modified as a result of such storage.

SC-41 ORDER OF PRECEDENCE

41.1	This Agreement shall be interpreted as a consistent and compatible whole. If however, an unintentional ambiguity or conflict is discovered to exist between or among separate provisions contained herein, Buyer and Seller agree to resolve such conflicts by application of the following order of precedence:

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A.	Purchase Order Form
B.	Section 5 - Special Conditions
C.	Section 4 - General Conditions
D.	Section 1 - Pricing
E.	Section 2 - Technical Specifications
F.	Section 3 - Drawings and Data
G.	Section 6 - Supplier Quality Surveillance
H.	Section 7 - Expediting
I.	Section 8 - Shipping Instructions
J.	Section 9 - Invoicing Instructions

SC-42 SHOP ASSEMBLY

Seller shall shop assemble major components and/or major subassemblies to the degree defined in Section 5, Appendix 13, Narrative On Delivery And Fabrication. Buyer and Seller agree that to the extent Seller delivers Equipment components or subassemblies to the Jobsite that are not modularized as required by this Agreement, Buyer may backcharge the Seller for any additional costs incurred by Buyer to correct such deficiencies in accordance with Clause SC-11 (Backcharges).

SC-43 RULES OF INTERPRETATION

43.1	Except as otherwise provided herein, the following rules of interpretation shall apply to this Agreement:

(a)	Terms defined in a given number, tense, or form shall have the corresponding meaning when used in this Agreement with initial capitals in another number, tense, or form. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(b)	The terms such as “hereof,” “herein,” “hereto,” “hereinafter,” and other terms of like import are not limited in applicability to the specific provision within which such references are set forth but instead refer to this Agreement taken as a whole.

(c)	When a reference is made in this Agreement to a Section, Appendix, Attachment or Clause, such reference is to a Section, Appendix, Attachment or Clause of this Agreement unless otherwise specified.

(d)	The word “include,” “includes,” and “including” when used in this Agreement shall be deemed to be followed by the words “without limitation,” unless otherwise specified shall not be deemed limited by the specific enumeration of items, but shall be deemed without limitation. The term “or” is not exclusive.

(e)	A reference to any Party to this Agreement or any other agreement or document shall include such Party’s predecessors, successors and permitted assigns.

(f)	The Parties have participated jointly in the negotiation and drafting of this Agreement. Any rule of construction or interpretation otherwise requiring this Agreement to be construed or

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interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.

SC-44 PUBLICITY

Seller shall not make any announcement or publication concerning the Work or the Project, without Buyer’s and Owner’s prior written consent.

SC-45 CO-OPERATION IN FINANCING

45.1	Seller understands that Owner may obtain financing for the Project consisting of: (a) one or more construction or permanent loans, to be secured by all or a portion of the Project and Buyer’s rights under this Agreement; (b) lease financing pursuant to which Buyer may assign this Agreement to one or more Financing Parties that may then collaterally assign this Agreement to other Financing Parties or sub-assign all or any portion of Buyer’s rights and obligations hereunder to Owner or an Affiliate of Owner; or (c) a combination thereof. In connection therewith, notwithstanding anything contrary in this Agreement, Seller shall: (x) execute any assignments, any amendments and modifications hereto reasonably requested by the Financing Parties; (y) promptly execute or consent to other documents to the extent reasonably required by the Financing Parties, which consents may, among other things, include provisions whereby Seller agrees to: (i) provide such Financing Parties reasonable notice of and opportunity to cure any Buyer’s defaults hereunder; (ii) allow such Financing Parties (as security for Owner’s financing) to be assigned all of Buyer’s rights hereunder and in such assets in the event of a default of Buyer; provided, however, that Buyer and/or Owner shall keep Seller currently informed of such assignment or reassignment; and (iii) provide for other customary investor or lender protection provisions that are not in violation of Applicable Law, and (z) deliver customary legal opinions of counsel to Owner. Seller shall respond promptly to reasonable requests for existing information regarding the qualifications, experience, past performance and financial condition of Seller and other matters pertaining to Seller’s obligations hereunder. Notwithstanding the foregoing, under no circumstances shall Seller be obligated to enter into any amendment and modification of this Agreement, or any other agreement with Buyer or the Financing Parties, that materially (i) reduces Seller’s rights as set forth in this Agreement; (ii) increases Seller’s cost or risk to perform the Work, or (iii) reallocates to Seller any risks or obligations that are allocated to Buyer under this Agreement.

45.2	Seller shall provide such data, reports, certifications and other documents, up to a maximum of ten (10) copies each, or assistance related to the Work or this Agreement as may be reasonably requested by the Financing Entities with respect to the financing of the Project; provided, however, that the provision of this information shall not in any manner modify Seller’s rights or obligations under any other provision of this Agreement.

45.3	Seller shall to the extent reasonably requested by Owner or Buyer, assist Owner and Buyer in dealing with Governmental Authorities and Financing Entities in any and all matters relating to the Work (including any interconnection facilities).

45.4	Seller will each use its reasonable efforts to implement the provisions of this Agreement, and for such purpose, at the reasonable request of the Owner or Buyer, will, without further consideration, promptly execute and deliver or cause to be executed and delivered such assistance, or assignments, consents or other instruments in addition to those required by this Agreement, in form and substance satisfactory to the Parties, that may reasonably deem necessary or desirable to implement any provision of this Agreement.

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SC-46 BUYER’S APPROVAL OF SELLER’S MAJOR SUBCONTRACTORS

46.1	To the extent Seller purchases equipment identified in Section 5, Appendix 10 hereto, List of Acceptable Equipment Suppliers, it will purchase such equipment from Subcontractors included on the list or notify Buyer for review of proposed new suppliers not currently identified, provided such new vendor’s meet Seller’s quality standards.

46.2	Seller shall ensure that each Subcontractor is licensed or qualified to do business and is in good standing under the laws of the jurisdiction where the Work is to be performed.

46.3	All of the contracts with Subcontractors shall conform to the requirements of this Agreement, insofar as applicable. All Work performed for Seller by a Subcontractor shall be pursuant to an appropriate written agreement between Seller and Subcontractor which shall contain provisions that:

(a)	Seller shall reasonably preserve and protect all the rights of Owner or Buyer under this Agreement and to the Work to be performed under the Subcontract, so that the subcontracting thereof will not prejudice such rights;

(b)	Seller shall require that the Work to be performed under the Subcontract shall be in accordance with the applicable requirements of this Agreement;

(c)	Seller shall require each Subcontractor to abide by Seller’s obligations hereunder and to otherwise hold in strict confidence all of Buyer’s and Owner’s Confidential Information; and

46.4	In addition to the above provisions, Seller shall:

(a)	notify Buyer and Owner in the event it intends to discontinue supplying any functional spare parts at any time within two (2) years after completion of its Work and permit Owner to order any quantity of any of such parts at the prices therefor prevailing prior to such discontinuance of supply;

(b)	remove from the Site any of its employees or independent contractors used in the Work including its warranty obligations within one (1) Business Day after receiving notice from Buyer that Owner requires removal of such employee or independent contractor; and

(c)	deliver to Buyer and Owner any “stop-work” notice or termination notice delivered to Seller pursuant to Applicable Law.

SC-47 TRAINING

To the extent specified herein, Seller shall develop and implement a program to adequately instruct and train personnel made available by Owner. Seller grants Buyer and Owner the right to record all training sessions and replay such recordings for retraining or training of others.

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SC-48 APPENDICES

The Appendices listed herein in the Table of Contents and attached hereto are incorporated into and are a part of this Agreement.

SC-49 STANDARD PLANT PROGRAM

49.1	It is recognized that this Agreement is being signed in conjunction with a number of other purchase orders signed with Seller (or to be signed with Seller in the future) in connection with Owner’s Standard Plant Program, under which purchase orders Seller will supply (or has supplied) equipment which is identical in all material respects to the Equipment.

49.2	It is further recognized that the overall objectives of the Owner’s Standard Plant Program (“SP Objectives”) are as set out below:

(i)	standardization of equipment supply across all SP Projects;

(ii)	maximization of the benefits of bulk supply and global sourcing;

(iii)	standardization of operation and maintenance practices across all SP Projects; and

(iv)	maximum enhancement of the schedule for engineering, procurement, construction, commissioning, start-up, testing and completion of each SP Project.

49.3	In the course of performance of the Work under this Agreement, Seller shall use commercially reasonable efforts to assist Buyer in the realization of the SP Objectives and shall plan and execute its Work so as to ensure the realization of the SP Objectives to the maximum practical extent.

49.4	Without limiting Clause 49.3 above;

(a)	Seller shall select manufacturing and assembly locations for the Equipment which are consistent with the SP Objectives;

(b)	All similar components provided by Seller under each SP Purchase Order shall be equivalent in all material respects so as to ensure interchangeability and availability of common spares across all SP Projects; and

(c)	Promptly on Buyer’s request, Seller shall establish a combined spare parts program across all SP Projects, which shall be reasonably acceptable to Buyer and which shall ensure ready access to spare parts as needed for each SP Project.

49.5	Seller shall provide prompt notice to Buyer as to any enhancements Seller is proposing to make to the standard production components for its equipment (together with supporting information as reasonably requested by Buyer) and Seller shall, if requested in writing by Buyer, modify and improve the equipment under each SP Purchase Order in order to incorporate such enhancements, provided that any such enhancements shall be made at no additional cost to Buyer and with no adverse impact to the schedule under any SP Purchase Order.

49.6	Seller shall comply with any written direction from Buyer requiring that equipment (or components therefor) planned to be supplied to one SP Project shall be diverted to a different SP Project. Any

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such written direction by Buyer shall be treated as a directed change under the SP Purchase Order for the SP Project from which the equipment (or component) was diverted.

49.7	From the Effective Date of this Agreement through the end of the Warranty Period, should Buyer identify any defect or other deficiency in the equipment provided under any SP Purchase Order (or under multiple SP Purchase Orders) which gives Buyer reasonable cause for concern as to the same or similar defects occurring with respect to other SP Purchase Orders, Seller shall submit to Buyer, for Buyer’s approval, a plan for correcting and eliminating such defects. Upon Buyer’s approval of such plan, Seller shall promptly implement such plan and shall provide regular written reports to Buyer as to the implementation of such plan.

49.8	Seller shall negotiate in good faith with Buyer a long term parts and service agreement to be signed with Buyer or Owner with respect to the Equipment.

SC-50 DRAWBACK RIGHTS

This Agreement includes all related US customs duty and import drawback rights if any (including rights developed by substitution and rights which may be acquired from Seller’s suppliers) which Seller can transfer to Buyer. Seller agrees to provide Buyer timely notice of the existence of any such rights and upon request to supply such documents as required to obtain drawback.

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SECTION 5, APPENDIX 2

FORM OF CONDITIONAL WAIVER AND RELEASE UPON FINAL PAYMENT

Reference is made to that certain [            ] Agreement dated as of June     , 2006 (the “Agreement”), between (i)                                     ., and (ii) TXU Generation Development Company LLC (“Buyer”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

[or with respect to Major Subcontractors:

The undersigned, being duly sworn, states and affirms to Buyer that (i) he/she is a [insert title of person signing] of [insert name of subcontractor] (“Subcontractor”), (ii) Subcontractor has been retained by Buyer to assist Buyer with its Work under the Agreement (the “Project”), (iii) he/she is duly authorized on behalf of Subcontractor to execute and deliver this Conditional Waiver and Release Upon Final Payment on behalf of Subcontractor, and (iv) he/she is familiar with the facts herein stated.

1. Subcontractor has performed all Work and has furnished all materials, labor, tools and equipment required from Subcontractor under its subcontract with Buyer through the Effective Date hereof as set forth below.

2. Subcontractor hereby certifies and represents that it has made full payment of costs, charges and expenses incurred by it or on its behalf on account of Work performed through the Effective Date (defined below), including labor, services, materials and equipments supplied to the Project or used in connection with the Work.

3. Subcontractor further certifies and represents that it has submitted an invoice for final payment to Buyer for an amount equal to $ and, to the extent Subcontractor receives payment therefor, Subcontractor hereby waives, releases, acquits and forever discharges all of its claims for payment and liens, including without limitation any and all mechanic’s or materialman’s liens, against Owner, Buyer, the Project, the Site, and all of Owner’s other property, which have arisen out of or in connection with its performance of the Work under the Agreement and any amendments thereto or with respect to equipment and materials supplied to or incorporated in the Project and labor performed through the Effective Date.

4. As additional consideration for such payment, the undersigned hereby unconditionally agrees to indemnify and hold harmless each of Owner and Buyer from and against any and all costs, loses, damages, claims, liens, causes of action, judgments and expenses, including but not limited to attorneys fees and costs arising out of or in connection with any claims, demands, rights, liens or causes of action against Owner or Buyer, arising out of the subcontract with Buyer and asserted by the undersigned or any of its vendors, suppliers or subcontractors of any tier or any of their respective representatives, officers, agents or employees.

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FORM OF CONDITIONAL WAIVER AND RELEASE UPON FINAL PAYMENT

Nothing in this Conditional Waiver and Release Upon Final Payment shall be deemed or construed to abrogate, amend or release any contractual obligation of Subcontractor that either explicitly or by its nature survives occurrence of final completion under such Subcontractor’s purchase order or other agreement with Buyer or any of its Subcontractors.

Dated this      day of                     , 200     (the “Effective Date”).

[INSERT NAME OF CONTRACTOR OR SUBCONTRACTOR, as applicable]

By:
Name:
Title:

By Seller:	By Buyer:

Section 5, Appendix 2 – Form of Conditional Waiver and Release Upon Final Payment

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FORM OF UNCONDITIONAL WAIVER AND RELEASE UPON FINAL PAYMENT

Reference is made to that certain [            ] Agreement dated as of June     , 2006 (the “Agreement”), between (i)                                 ., and (ii) TXU Generation Development Company LLC (“Buyer”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

[or with respect to Major Subcontractors:

The undersigned, being duly sworn, states and affirms to Buyer that (i) he/she is a [insert title of person signing] of [insert name of subcontractor] (“Subcontractor”), (ii) Subcontractor has been retained by Buyer to assist Buyer with its Work under the Agreement (the “Project”), (iii) he/she is duly authorized on behalf of Subcontractor to execute and deliver this Unconditional Waiver and Release Upon Final Payment on behalf of Subcontractor, and (iv) he/she is familiar with the facts herein stated.

1. Subcontractor hereby certifies and represents that it has made full payment of costs, charges and expenses incurred by it or on its behalf on account of Work performed through the Effective Date (defined below), including labor, services, materials and equipments supplied to the Project or used in connection with the Work.

2. Subcontractor further certifies and represents that it has received a final payment from Buyer in an amount equal to $ and Subcontractor hereby waives, releases, acquits and forever discharges all of its claims for payment and liens, including without limitation any and all mechanic’s or materialman’s liens, against Owner, Buyer, the Project, the Site, and all of Owner’s other property, which have arisen out of or in connection with its performance of the Work under the Agreement and any amendments thereto or with respect to equipment and materials supplied to or incorporated in the Project and labor performed through the Effective Date.

3. As additional consideration for such payment, the undersigned hereby unconditionally agrees to indemnify and hold harmless each of Owner and Buyer from and against any and all costs, loses, damages, claims, liens, causes of action, judgments and expenses, including but not limited to attorneys fees and costs arising out of or in connection with any claims, demands, rights, liens or causes of action against Owner or Buyer, arising out of the subcontract with Buyer and asserted by the undersigned or any of its vendors, suppliers or subcontractors of any tier or any of their respective representatives, officers, agents or employees.

Nothing in this Unconditional Waiver and Release Upon Final Payment shall be deemed or construed to abrogate, amend or release any contractual obligation of Subcontractor that either explicitly or by its nature survives occurrence of final completion under such Subcontractor’s purchase order or other agreement with Buyer or any of its Subcontractors.

By Seller:	By Buyer:

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FORM OF UNCONDITIONAL WAIVER AND RELEASE UPON FINAL PAYMENT

Dated this      day of                     , 200     (the “Effective Date”).

[INSERT NAME OF CONTRACTOR OR SUBCONTRACTOR, as applicable]

By:
Name:
Title:

By Seller:	By Buyer:

Section 5, Appendix 3 – Form of Unconditional Waiver and Release Upon Final Payment

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FORM OF UNCONDITIONAL WAIVER AND RELEASE UPON FINAL PAYMENT

Acknowledgment

STATE OF	)
) ss.
COUNTY OF	)

Subscribed to and sworn to before me on this      day of                     , 200[    ], by             , as [insert title of person signing] of [insert name of Contractor or Subcontractor, as applicable].

Notary Public

My commission expires:

By Seller:	By Buyer:

Section 5, Appendix 3 – Form of Unconditional Waiver and Release Upon Final Payment

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1.0	DEFINITIONS

In addition to the definitions contained in Article SC-1 of the Special Conditions, the following defined terms are used in this Appendix:

“Air Emissions Test” means the test(s) conducted by Buyer to demonstrate compliance with the Guaranteed Air Emissions.

“Ammonia Consumption Test” means the Performance Guarantee Test conducted by Buyer to determine whether the Facility meets the Performance Guarantee with respect to Ammonia Consumption.

“Completed”, when used to describe any Performance Test, means a Performance Test used by Buyer to demonstrate compliance with Facility Performance Guarantees or the Reliability Guarantee, as the case may be, by Buyer to Owner. To the extent applicable, such Performance Test shall also be used to demonstrate to Buyer Seller’s compliance with the Equipment Performance Guarantees.

“EAF” or “Equivalent Availability Factor” means an availability factor for the Facility that will be calculated in accordance with this Appendix 4.

“EEAF” means the Equipment equivalent availability factor that will be calculated in accordance with this Appendix 4.

“Equipment Performance Guarantees” means Seller’s guarantees respecting the Equipment as set forth in Material Requisition MRC-MUSG-00001, Appendix F.

“Equipment Performance Tests” means the tests performed to demonstrate whether Seller has met the Equipment Performance Guarantees.

“Facility Performance Guarantees” means, collectively, the Guaranteed Air Emissions, the Guaranteed Ammonia Consumption, the Guaranteed Lime Consumption, the Guaranteed Sorbent Consumption, the Guaranteed Net Electrical Output, the Guaranteed Net Heat Rate, and the Guaranteed Noise Emissions.

“Functional Tests” means the tests described in Clause 5.0 of this Appendix 4.

“Guarantee Conditions” means the conditions defined in Material Requisition MRC-MUSG-00001, Appendix F for the Equipment Performance Guarantees, and as agreed between Buyer and Owner for the Facility Performance Guarantees.

“Guaranteed Air Emissions” means the emissions that will be guaranteed in the EPC Contract.

“Guaranteed Ammonia Consumption” means the ammonia consumption that will be guaranteed in the EPC Contract.

“Guaranteed EAF” means the equivalent availability factor for the Facility that will be guaranteed in the EPC Contract.

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“Guaranteed Lime Consumption” means the lime consumption that will be guaranteed in the EPC Contract.

“Guaranteed Net Electrical Output” means the Net Electrical Output that will be guaranteed in the EPC Contract.

“Guaranteed Net Heat Rate” means the Net Heat Rate that will be guaranteed in the EPC Contract.

“Guaranteed Sorbent Consumption” means the sorbent consumption that will be guaranteed in the EPC Contract.

“Guaranteed Noise Emissions” means the noise emissions that will be guaranteed in the EPC Contract.

“Guaranteed Turbine Gross Electrical Output” means the guarantee value for Turbine Gross Electrical Output given in Material Requisition MRC-MUSG-00001, Appendix F.

“Guaranteed Turbine Cycle Net Heat Rate” means the guarantee value for Turbine Cycle Net Heat Rate given in Material Requisition MRC-MUSG-00001, Appendix F.

“Lime Consumption Test” means the Performance Guarantee Test conducted by Buyer to determine whether the Facility meets the Performance Guarantee with respect to lime consumption.

“Make Right” with respect to Seller’s obligation to achieve an Equipment Performance Guarantee or the Minimum Performance Criteria, or to meet Functional Test requirements, means that Seller shall make necessary modifications to the Equipment and perform all other Work, at its sole expense and risk, so that such obligation is fully satisfied and furthermore, Seller’s failure to meet such obligation is not subject to payment of liquidated damages and is not subject to limitations of sub caps included in the Agreement. Seller’s liability for failure to achieve any make right obligation is however subject to the aggregate limitation of liability provision set forth in Section 5, Clause SC-30.1.

“Maximum Net Heat Rate” means a Net Heat Rate equal to ***% of the Guaranteed Net Heat Rate.

“Minimum Net Electrical Output” means a Net Electrical Output equal to ***% of the Guaranteed Net Electrical Output.

“Minimum Facility Performance Criteria” means, as applicable, Maximum Net Heat Rate, the Minimum Net Electrical Output, and the continuously monitored Guaranteed Air Emissions (except ammonia emissions to the extent permitted under Applicable Law).

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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“Minimum Performance Criteria” means, with respect to the Equipment, ***% of the Guaranteed Turbine Gross Electrical Output and ***% of the Guaranteed Turbine Cycle Net Heat Rate.

“Net Electrical Output” or “NEO” means the electric output of the Facility (expressed in kW), measured during the Net Electrical Output Test, as delivered to the high voltage side of the main step-up transformers.

“Net Electrical Output Test” means the Performance Guarantee Test described in Clauses 3.0 and 6.0 of this Appendix 4 conducted by Buyer to demonstrate compliance with the Guaranteed Net Electrical Output.

“Net Heat Rate” with respect to the Facility, has the meaning detailed in Clause 6 of this Appendix 4.

“Net Heat Rate Test” means the Performance Guarantee Test described in Clauses 3.0 and 6.0 of this Appendix 4 conducted by Buyer to demonstrate compliance with the Guaranteed Net Heat Rate.

“Performance Guarantee Tests” means the Thermal Performance Test, the Ammonia Consumption Test, the Lime Consumption Test, the Sorbent Consumption Test, and the Air Emissions Test.

“Performance Liquidated Damages” or “Performance LDs” means liquidated damage amounts set forth in Clause 3.0 of this Appendix 4 that are payable by Seller to Buyer for failure to meet certain Equipment Performance Guarantees.

“Performance Tests” means, collectively, the Performance Guarantee Tests, the Functional Tests, and the Reliability Test.

“Reliability Guarantee” means the guaranteed EAF or EEAF, as the text applies, as defined in Clause 4.0 of this Appendix 4.

“Reliability Liquidated Damages” or “Reliability LDs” means liquidated damages amounts set forth in Clause 4.0 of this Appendix 4 that are payable by Seller to Buyer for failure to meet the Reliability Guarantee.

“Reliability Test” means the Performance Test described in Clauses 4.0 and 5.0 of this Appendix 4 to determine the EAF and EEAF.

“Sorbent Consumption Test” means the Performance Guarantee Test conducted by Buyer to determine whether the Facility meets the Performance Guarantee with respect to sorbent consumption.

“Test Procedures” means the procedures specified for the performance of the Performance Tests or Equipment Performance Tests, and any other tests reasonably required by Buyer.

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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“Thermal Performance Test” means Net Electrical Output Test or Net Heat Rate Test or both, as the context may require.

2.0	GENERAL

A.	Seller’s obligations respecting the performance of its Equipment include:

a.	The obligations to meet the Equipment Performance Guarantees as set forth in Clause 3.0 of this Appendix 4 or to pay Performance Liquidated Damages for acceptable deviations, as stated in that Clause.

b.	The obligations to meet the guarantee respecting Equipment Equivalent Availability Factor (EEAF) as set forth in Clause 4.0 of this Appendix 4 or to pay Reliability Liquidated Damages for acceptable deviations as stated in that Clause.

c.	The obligations to successfully complete the Functional Tests, as required under Clause 5.0 of this Appendix 4.

d.	The obligations to meet any other performance and/or testing requirements stated in the Technical Specifications.

B.	Successful demonstration of each Facility Performance Guarantee and the Reliability Guarantee, requires both that (a) the Facility demonstrates that it meets the guaranteed performance level for the particular guaranteed item under the conditions specified, and (b) Buyer declares and Owner accepts that the particular Performance Test or Reliability Test in which such demonstration occurs is a Completed Performance Test for purposes of Substantial Completion or Final Completion (as applicable) under the Prime Contract.

IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT SELLER SHALL NOT BE CONSIDERED TO HAVE MET ITS OBLIGATIONS UNDER THIS APPENDIX 4 UNLESS THE FACILITY AS A WHOLE HAS MET THE CRITERIA FOR FINAL COMPLETION, EVEN IF SELLER’S EQUIPMENT PERFORMS SATISFACTORILY AND BUYER MUST REPERFORM THE APPLICABLE PERFORMANCE TEST FOR REASONS OUTSIDE SELLER’S CONTROL.

C.	During any Performance Test, the Facility shall comply with all Applicable Laws and permits in order for the Performance Test to be considered valid.

D.	Liquidated damages shall be payable under this Appendix 4 based on the corrected results of the applicable Completed Performance Test. Seller shall pay any liquidated damages due under this Appendix upon demand.

E.	The Completed Performance Tests (including the Reliability Test) selected and designated by Buyer for Substantial Completion or Final Completion or otherwise for the payment of Performance LDs (as applicable) will be the tests selected by Buyer and accepted by Owner.

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F.	The Prime Contract will include an initial cure period beginning on the Substantial Completion Date and ending one hundred eighty (180) days later (“Cure Period”) for the achievement of the Facility Performance Guarantees. During the Cure Period, Seller shall exercise all reasonable efforts to make all refinements, repairs, and modifications that may be necessary or desirable to enhance Equipment performance up to compliance with a 100% level of achievement of all Equipment Performance Guarantees. In the event that the Facility Performance Guarantees have not been achieved on or prior to the expiry of the Cure Period, subject to consultation with Seller, Buyer may either (a) submit to Owner a remedial plan for achievement of the Facility Performance Guarantees, or (b) decline to submit such a remedial plan.

(i)	In the event that Buyer declines to submit a remedial plan then Performance LDs shall be payable by Seller under Section 5, Appendix 4 based on the results of the Completed Performance Test as determined by Buyer and Owner; provided, however, if the performance shortfall is due to Seller, Buyer shall submit a remedial plan as requested by Seller.

(ii)	In the event that Buyer submits a remedial plan (including proposal for extension to the Cure Period (“Cure Period Extension”) but Owner does not approve such remedial plan, then Performance LDs shall be payable by Seller under Section 5, Appendix 4 based on the results of the Completed Performance Test; but, notwithstanding payment of such Performance LDs, Seller shall, if required by Buyer, continue to exercise all reasonable efforts during the Cure Period Extension to make all refinements, repairs, and modifications that may be necessary or desirable to enhance Equipment performance up to compliance with a 100% level of achievement of all Equipment Performance Guarantees and shall, if required by Buyer, support the conduct of further Performance Guarantee Tests during the Cure Period Extension, provided that Seller’s reasonable additional costs incurred in connection with such support will be borne by Buyer so long as all Equipment Performance Guarantees have been met as at the expiry of the initial Cure Period and so long as all Equipment Performance Guarantees continue to be met during the Cure Period Extension.

(iii)	In the event that there is a Cure Period Extension then Seller’s liability for Performance LDs with respect to each Equipment Performance Guarantee shall be reassessed based on the results of the Completed Performance Test conducted during the Cure Period Extension,, and

(x)	to the extent that the Performance LDs as reassessed are less than the amount of Performance LDs previously paid by Seller pursuant to paragraph (ii) above, then the amount of the difference shall be refunded to Seller; and

(y)	to the extent that the Performance LDs as reassessed exceed the amount of Performance LDs previously paid by Seller pursuant to paragraph (ii) above, then the amount of the difference shall be paid by Seller, in addition to the Performance LDs previously paid by Seller.

(iv)	In the event Buyer submits a remedial plan (including proposal for extension to the Cure Period (“Cure Period Extension”) and Owner approves such remedial

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plan, then Seller shall, if required by Buyer, continue to exercise all reasonable efforts during the Cure Period Extension to make all refinements, repairs, and modifications that may be necessary or desirable to enhance Equipment performance up to compliance with a 100% level of achievement of all Equipment Performance Guarantees and shall, if required by Buyer, support the conduct of further Performance Guarantee Tests during the Cure Period Extension, provided that Seller’s reasonable additional costs incurred in connection with such support will be borne by Buyer so long as all Equipment Performance Guarantees have been met as at the expiry of the initial Cure Period and so long as all Equipment Performance Guarantees continue to be met during the Cure Period Extension.

G.	Buyer will, to the extent available, allow Seller access to Seller’s Equipment for tuning; however Buyer does not guarantee any specific allocation of time.

H.	Except as provided in Section F above, upon payment of Performance Liquidated Damages under this Appendix 4, no further repairs and modifications are required to improve performance with regard to the Equipment Performance Guarantees for which the liquidated damages are paid. This provision shall not be construed to limit Seller’s warranty obligations pursuant to Special Conditions Clause SC-6, entitled “Warranties.” In the event that the Facility has achieved Substantial Completion but Seller has not achieved all of the Equipment Performance Guarantees, Seller shall be obliged at request of Buyer, to modify, repair, adjust and re-test the Equipment in order to demonstrate achievement of the Equipment Performance Guarantees. In the event that by the earlier of expiry of the Cure Period (as may be extended) and the Guaranteed Final Completion Date Seller has failed to achieve any or all of the Equipment Performance Guarantees Seller shall be liable to pay Performance Liquidated Damages to Buyer as determined and directed by Buyer in respect of those Equipment Performance Guarantees which Seller has failed to achieve.

I.	EQUIPMENT PERFORMANCE LIQUIDATED DAMAGES PAYABLE BY SELLER SHALL IN NO EVENT BE GREATER THAN THOSE PAYABLE BY BUYER TO OWNER FOR PERFORMANCE SHORTFALLS UNDER THE PRIME CONTRACT. .

J.	Further understandings in respect of the Reliability LDs provided in Article 4.0 are set out in paragraphs (a) through (e) below:

a.	Buyer (acting reasonably, fairly and equitably) shall determine responsibility for shortfalls in the guaranteed Facility EAF as between Buyer, Seller and Buyer’s other contractors or suppliers based upon the calculated EEAF of the Seller’s Equipment. If and to the extent that such shortfalls are in Buyer’s opinion (acting reasonably, fairly and equitably) the responsibility of Seller, Buyer (acting reasonably, fairly and equitably) shall assess and apportion responsibility to the Seller.

b.	Buyer shall give written notice to Seller of any determination of responsibility under this clause, and of any resulting assessment and obligation to pay liquidated damages to Buyer on a weekly basis. Buyer will promptly provide Seller with full details of all relevant calculations and with copies of all relevant correspondence and other documents upon which such determination, assessment and attribution were based.

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c.	With respect to Reliability LDs, if Owner does not recover or seek to recover from Buyer liquidated damages for failure to achieve the guaranteed Facility EAF under the Prime Contract, Buyer shall not be entitled to recover Reliability LDs under this Agreement for Seller’s failure to meet his guaranteed EEAF.

d.	In no event shall the Reliability LDs recoverable from Seller be in excess of the amount of Reliability LDs recovered or sought from Buyer by Owner for failure to achieve the Buyer’s guaranteed Facility EAF under the Prime Contract.

e.	Buyer has the sole right to determine and declare which tests or series of tests will be used to demonstrate the overall Facility performance, provided however, with respect to the 720 hour Reliability Test, in the event that the Guaranteed EAF is not met, Buyer shall select the period in which the Facility achieved the highest EAF.

K.	Performance Tests shall be run in accordance with this Appendix 4. Buyer shall give Seller reasonable notice of the date or dates on which the Performance Tests shall begin.

L.	The Parties agree that it would be extremely difficult and impracticable under the presently known and anticipated facts and circumstances to ascertain and affix the actual damages that Buyer would incur should the Facility meet the Minimum Facility Performance Criteria but fail, due to reasons attributable to Seller’s Equipment, to meet the Facility Performance Guarantees and/or Reliability Guarantee. Accordingly, the Parties agree that the amounts specified herein for Performance Liquidated Damages and Reliability Liquidated Damages are not intended as penalties but rather as reasonable projections of damages that Buyer might incur for failure to meet the Facility Performance Guarantees and Reliability Guarantee, respectively.

M.	Provided the Facility has achieved Final Completion and the Equipment has met the Minimum Performance Criteria, Seller’s maximum aggregate cumulative liability for Performance Liquidated Damages and Reliability Liquidated Damages shall be as set forth in Special Conditions Clause SC-30.3, entitled “Limitation of Liability”.

3.0	EQUIPMENT PERFORMANCE GUARANTEES, PERFORMANCE GUARANTEE TESTS AND PERFORMANCE LIQUIDATED DAMAGES

A.	Equipment Performance Guarantees: Seller guarantees that in the Completed Performance Tests declared by Buyer to demonstrate the requirements of the Facility to achieve Final Completion under the Prime Contract, Seller’s Equipment will achieve the Equipment Performance Guarantees associated with such Completed Performance Tests as indicated in Table 3.0 A. .

The following table details the Facility Performance Tests, and the Equipment Performance Guarantees associated with the Facility Performance Tests:

Table 3.0A Performance Tests and Associated Equipment Performance Guarantees

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	Facility Performance Test	Associated Equipment Performance Guarantees
Performance Guarantee Tests
a.	Thermal Performance Test (Net Electrical Output and Net Heat Rate Tests)	Turbine Gross Electrical Output
b.		Turbine Cycle Net Heat Rate
m.	Ammonia Consumption Test	None
o.	Lime Consumption Test	None
p.	Sorbent Consumption Test	None
q.	Air Emissions Test	None

Reliability Test(s)
r.	Reliability Test	Equipment EEAF (Equipment Equivalent Availability Factor)

Functional Tests
s.	Noise Emissions Test	Noise Guarantee
t.	ERCOT Tests	Seller’s Equipment must support the requirements of the ERCOT Tests

B.	Completion

To achieve Substantial Completion with respect to performance guarantees, the Facility must demonstrate the Minimum Facility Performance Criteria.

To achieve Final Completion with respect to performance guarantees, the Facility must:

a)	Either

i)	meet 100% of all of the Facility Performance Guarantees during the Performance Guarantee Tests while meeting the continuously monitored Guaranteed Air Emissions (as measured by the CEMS); or

ii)	meet the Minimum Facility Performance Criteria during the Performance Guarantee Tests while meeting the continuously monitored Guaranteed Air Emissions (as measured by the CEMS) and the applicable performance liquidated damages must be paid under the Prime Contract; and

b)	successfully pass all of the Functional Tests; and

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c)	Either

i)	achieve at least the Guaranteed Equivalent Availability Factor of ***%, calculated in accordance with this Section 5, Appendix 4, Section 4.0 D during the Reliability Test while meeting the continuously monitored Guaranteed Air Emissions (as measured by the CEMS); or

ii)	the applicable liquidated damages must be paid under the Prime Contract for failure to meet the guaranteed EAF during the Reliability Test while meeting the continuously monitored Guaranteed Air Emissions (as measured by the CEMS); and

d)	meet all of the Guaranteed Air Emissions, (continuous and non-continuous), per the applicable EPA test methods.

The continuously monitored emissions consist of NOx, CO, SO2, Opacity, Mercury, and Ammonia (if applicable). The Performance Guarantee Tests are more particularly described in Clause 6.0 below and will be conducted in accordance with the provisions of Clause 7.0 below.

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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C.	Performance Liquidated Damages:

If in the Completed Performance Test, Seller’s Equipment Performance Guarantees are not met due to a failure of Seller’s Equipment to meet the Equipment Performance Guarantees as defined in Section 2, Appendix “F”, “Steam Turbine Generator Thermal Performance Requirements”, Guarantee Case, for reasons attributable to Seller, Seller shall pay as Performance liquidated damages, and not as a penalty, an amount calculated at the rate shown below for any deficiencies in meeting the Equipment Performance Guarantees.

Table 3.1 Performance Liquidated Damages

PARAMETER	Amount of Deficiency	Performance LD (US $) amount per amount of deficiency
Guaranteed Turbine Cycle Net Heat Rate	1 Btu/kWhr	$	*	**
Guaranteed Turbine Gross Electrical Output	1.0 kW	$	*	**

Notwithstanding the above, Seller’s Noise Guarantee shall be a “Make Right” guarantee.

Seller’s right to liquidate any shortfall in the Equipment Performance Guarantees is contingent upon the Seller achieving the Minimum Performance Criteria. If Seller’s Equipment fails to achieve the Minimum Performance Criteria then the Seller has a Make Right obligation with respect to the Minimum Performance Criteria.

The Equipment must meet each Equipment Performance Guarantee, unless specifically stated otherwise. Excess performance in one Equipment Performance Guarantee shall not be allowed to offset shortfalls in performance of another Equipment Performance Guarantee.

With respect to those Equipment Performance Guarantees for which Performance Liquidated Damages are provided, the payment by Seller to Buyer of such Performance Liquidated Damages in accordance with this Appendix 4 shall be Buyer’s sole and exclusive remedy in full and final satisfaction of Seller’s liability for performance shortfall., subject to the provisions of Clause 6.0, Paragraph C of this Appendix 4 imposing on Seller costs of any retesting to the extent Performance Tests fail for reasons attributable to Seller.

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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4.0 RELIABILITY GUARANTEE, RELIABILITY TEST AND RELIABILITY LIQUIDATED DAMAGES

A.	Reliability Guarantee: Seller guarantees that the EEAF, as measured during the Completed Reliability Test (and calculated in accordance with paragraph (D) below), will not be less than ***%

B.	Reliability Test: The Reliability Test consists of a 720-hour period of operation of the Facility, will be conducted in accordance with the procedures and protocols described in Clause 7.0 below, and is a requirement for achieving Final Completion.

Seller shall participate with Buyer in a Reliability Test to demonstrate to Owner that the Facility can achieve an Equivalent Availability Factor of 92% or better during the 720 hour Reliability Test period.

The period of testing for the Reliability Test shall commence whenever the Facility is ready after the startup of the Facility and continue until the Facility has achieved the guaranteed Equivalent Availability Factor or better over a period of 720 hours, but not beyond the Guaranteed Final Completion Date. Subject to Clause 2.0 J.e, above, Buyer may at any time look back over the test data and designate the time period to be declared as the Reliability Test. Full outage due to Force Majeure events or interruptions because the power purchaser cannot or will not accept power, and the related time required to shut down and restart for these outages, will not be counted as test hours and will extend the 720 hour test period.

a.	The Equipment Equivalent Availability Factor (EEAF) and the Facility Equivalent Availability Factor (EAF) shall be logged from the date of commencement of the Reliability Test.

b.	Buyer will make all reasonable efforts to allow Seller access to the Equipment in order to minimize repair time.

c.	Buyer will advise Seller when any event occurs which affects the EEAF.

d.	Seller may have personnel present to monitor operation until the guarantee period has been completed.

e.	Buyer will determine the EAF using the formula as described in Clause 4.0 below.

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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C.	Reliability Liquidated Damages: If in the Completed Reliability Test, the EEAF is less than the Reliability Guarantee value (EEAF) listed above, Seller shall pay as liquidated damages an amount calculated at the rate shown below. If the EEAF is less than the Reliability Guarantee for reasons that are not solely attributable to Seller, Seller shall pay an amount equal to the proportionate share of Seller’s responsibility.

EEAF Ranges	Reliability Liquidated Damages
Less than 98% but more than 96%	$*** per percentage point shortfall
96% or less	$*** per percentage point shortfall

i.e., a reduction from 98% to 97% is a 1% shortfall

If the Facility failed to meet the Guaranteed Net Electrical Output, respectively, during the Completed Net Electrical Output Test, the EAF and EEAF will be calculated based upon the “bought down” capacity of the Facility (i.e., after payment of the applicable Performance Liquidated Damages) for purposes of this Clause.

For purposes of this Clause the EEAF shall be rounded to the nearest one hundredth of a percentage point.

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

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D.	To determine the EAF, an availability factor (AF) will be calculated for each dispatch level requested by the Owner during the designated test period. The sum of the individual AFs, as calculated at each dispatch level, will be averaged on a time-weighted basis to determine the equivalent availability over the total test period. EAF is defined as follows:

EAF = {[(AF1 x DP1) + (AF2 x DP2) + . + (AFn x DPn)] ÷ TP} x 100%

Where:

AF	=	Availability factor calculated at each individual dispatch level and dispatch period as follows:

AF	=	(NKWHO) ( (DL x DP)

If the dispatch level for any dispatch period is zero, then the corresponding AF for that dispatch period is 1, provided the Facility is available.

NKWHO	=	Net energy output calculated as the sum of kilowatt-hours generated by the Facility over each dispatch period, as measured at the high voltage side of the main transformer using the Facility’s metering devices and as adjusted for the Facility guaranteed conditions.

DL	=	The net electrical dispatch level, in kilowatts, assigned by the dispatch authority. The dispatch level shall not be greater than the guaranteed Net Electrical Output of the Facility. The dispatch level shall be constant over the dispatch period to which it applies. During periods of ramping the Facility load up or down to meet a dispatched load, the dispatch level will be considered the lower of the two dispatch loads assigned by the dispatch authority. The DL cannot exceed the lesser of (1) the NEO or (2) the Net Electrical Capacity test results selected by Buyer to demonstrate the Net Electrical Output guarantee to Owner.

DP	=	The period associated with each individual dispatch level, measured in hours. The sum of the dispatch periods shall equal the total test period duration.

n	=	Total number of DPs in the test period

TP	=	Total test duration, in hours

E.	EEAF Calculation:

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The EEAF will be determined as noted below.

EEAF	= [AH-(EUDH+EPDH)]/PH * 100%

And:

AH	=	PH – (FOH + MOH + POH)

EUDH	=	Unplanned Derated Hours x Size of Reduction / MDC

EPDH	=	Planned Derated Hours x Size of Reduction / MDC

Where:

AH	=	Available Hours

PH	=	Period Hours = 720 Hours declared by Buyer to demonstrate the EAF

FOH	=	Forced Outage Hours attributable to Seller’s Equipment

MOH		= Maintenance Outage Hours attributable to Seller’s Equipment

POH	=	Planed Outage Hours attributable to Seller’s Equipment

EUDH	=	Equivalent Unplanned Derated Hours attributable to Seller’s Equipment

EPDH	=	Equivalent Planned Derated Hours attributable to Seller’s Equipment

MDC	=	Maximum Dependable Capacity = DL (as defined in the EAF equation)

In determining the EUDH and EPDH, the size of the reduction shall be determined based upon the shortfall in kilowatt-hours in the net electrical output from the MDC during the period of derated operation attributable to Seller’s Equipment.

Buyer shall “look back” over the data collected since the declared start of the Reliability Run and declare a 720 period to use as the basis of demonstrating the EAF and the Seller’s EEAF.

When the Facility is required for dispatch and a fault occurs resulting in a total loss of generation, the period of the forced outage shall begin when the Facility has been taken out of service such that it is no longer capable of being dispatched as evidenced by the operation records and shall end when the Facility has been, or was made ready to have

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been, returned to the required operating condition (in accordance with the start-up and ramp-up rates included in station manuals) following completion of the repairs .

A Planned Outage shall begin when the Facility has been taken out of service such that it is no longer capable of being dispatched by Owners as evidenced by the operation records and shall end when the Facility has been returned to the required operating condition (in accordance with the start-up and ramp-up rates included in the station manuals).

Buyer shall have the right at all reasonable times during the Reliability Test to inspect the Facility and all ancillary parts thereof. If as a result of such an inspection, Buyer becomes aware of abnormal operating conditions or an impending failure, and if Owners and Buyer agree (each acting reasonably), the Facility shall be shut down in order to permit the parties to undertake a detailed inspection over such period as the parties shall agree to be reasonable in the circumstances.

5.0 FUNCTIONAL TESTS

Final Completion of the Facility requires successful completion of Functional Tests as further detailed herein:

A.	Noise Emissions Test

The Noise Emissions Test will test the noise emissions of the Facility in accordance with test procedures agreed upon between Buyer and Owner.

B.	ERCOT Tests

The Seller’s obligations to support the Functional Tests, as described in Table 3.0A of this Section 5, Appendix 4 are Make Right obligations.

6.0 PERFORMANCE GURANTEE TESTS

A.	Seller’s Equipment will be tested as part of the Performance Guarantee Tests. Seller is to demonstrate the Equipment Performance Guarantees associated with a particular Performance Guarantee Test in accordance with Table 3.0A of this Section 5.

The Performance Guarantee Tests will consist of the following:

(1)	Thermal Performance Test

(2)	Ammonia Consumption Test.

(3)	Lime Consumption Test.

(4)	Sorbent Consumption Test.

(5)	Air Emissions Tests

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B.	Thermal Performance Test

Net Electrical Output (NEO)

The Net Electrical Output of the Facility shall be determined as the average of the corrected Net Electrical Output measured during two 4-hour periods, after correcting to the Guarantee Conditions of the Facility.

Net Heat Rate Calculation

Net Heat Rate (NHR) is not directly measurable and will be determined analytically based on the average of tests using the NHR calculations described below:

NHR	=	THR
(NEO/GEO) (BEF)

Where

THR	=	Turbine Heat Rate, Btu/kWHr, defined as follows and determined by the average of two tests in accordance with the “Alternative Test” described in paragraph 1.3.3 of ASME PTC 6-2004 “Performance Test Code 6 on Steam Turbines”, with a test period of four (4) hours each, will be conducted to determine the turbine cycle heat rate. Test results will be corrected in accordance with ASME PTC 6 – 2004 “Alternative Test” and Seller’s performance correction curves for deviations from the Guarantee Conditions. All other group 1 and 2 corrections to the as-tested turbine cycle heat rate will not be permitted. The corrected test specific heat rates shall agree within 0.5 percent. Measured/calculated data will be used as inputs in the following formula:

THR= [M1 (H1 - HF) + M2 (HHR - HCR)]*(TAC)
GEO

Where

M1	=	Turbine inlet steam flow, Lb/hr

H1	=	Turbine inlet main steam enthalpy, Btu/Lb

HF	=	Last HP heater outlet feedwater enthalpy, Btu/Lb

M2	=	Reheat steam flow, Lb/hr

HHR	=	Turbine inlet hot reheat steam enthalpy, Btu/Lb

HCR	=	Turbine outlet cold reheat steam enthalpy, Btu/Lb

GEO	=	Gross electrical output at generator terminals adjusted for exciter losses, kW (adjusted)

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NEO	=	Net Electrical Output, kW (adjusted) during the NHR Test

BEF	=	Boiler Efficiency Factor, percent/100

TAC	=	Turbine aging correction factor, determined as described in Clause 7.0, Paragraph A of this Appendix 4.

C.	Each Performance Test shall be performed at a time selected by, and at the discretion of Buyer. Seller shall provide all test personnel and test equipment as required per Section 5, Appendix 4, Attachment 5 to test Seller’s Equipment for the Equipment Performance Guarantees associated with a Performance Test. If, due to failure of Seller’s Equipment, an additional Performance Test is required, Seller shall be responsible for the cost of this retest (excluding fuel and operator costs) based on the scope of testing work allocated to Seller in Section 5, Appendix 4, Attachment 5. With respect to any Performance Test, Buyer may declare a “Completed Performance Test”, which shall establish the time of completion for such test if accepted by Owner.

Buyer shall give reasonable notice to Seller prior to the dates on which any Performance Test will be made, it being understood that Seller may require preliminary tests and final adjustments.

D.	The performance of the Equipment demonstrated in each Completed Performance Test will be determined and calculated in accordance with test procedures consistent with Section 5, Appendix 4, Attachment 5, and as mutually established by Seller, Buyer and Owner, which shall include correction factors and adjustment curves.

E.	All test results obtained from the Performance Tests shall be corrected to the Guarantee Conditions in accordance with the Test Procedures for the Facility.

F.	All Performance Guarantee Tests shall be accomplished with the Facility operating wholly within its design ratings.

7.0 TEST PROTOCOLS AND PROCEDURES

A.	Guarantee Conditions

All Facility Performance Test results will be adjusted analytically for deviations from the Guarantee Conditions as set forth in the Facility Test Procedures. Performance degradation of the steam turbine generator will be considered, as agreed between Buyer and Owner.

Facility and Equipment Performance Tests will be conducted as soon as practical after the initial turbine operation. To account for turbine aging, an adjustment to Turbine Cycle Net Heat Rate and Turbine Gross Power Output will begin to accrue from zero (0) value beginning on the date of initial synchronization. The adjustment methodology will be based on the following method:

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•	Comparing the results of an enthalpy drop efficiency test run on the turbine sections in the superheated region with the startup enthalpy drop test results (enthalpy drop tests performed by the Seller). For the purposes of this adjustment methodology, the LP degradation will be assumed to equal half the IP Turbine percent degradation.

In the event that an initial enthalpy drop test cannot be performed, the following will apply:

•	Reviewing the operating and chemistry test logs, inspecting flow measurement elements in the cycle for deposits, and employing other methods for ascertaining the condition of the unit as described in ASME PTC 6 Report – 1985, Section 3.07 (Refer to Figure 3.3)

B.	Test Interruptions

With the exception of the Reliability Test, any test interruption attributable to Buyer experienced during a Facility Performance Test or Equipment Performance Test will require the re-testing of the applicable Facility or Equipment Performance Guarantees. Test data gathered from the Facility or Equipment Performance Test prior to the interruption shall be discarded. If a test interruption occurs for reasons beyond the control of Buyer, it shall be mutually agreed to either: (a) resume the Facility or Equipment Performance Test after the cause of the test interruption has been rectified, or (b) restart the Facility or Equipment Performance Test.

Upon the occurrence of a Facility or Equipment Performance Test interruption, Buyer shall notify Owner in accordance with the performance test procedure. Upon notification of an interruption, Buyer and/or Seller, with Owner’s assistance will identify the cause, define the procedure for continuing or stopping the Performance Test or Equipment Performance Test, and identify the responsibility for any costs incurred for re-testing.

“Reliability Test Interruption” means any period of time the Facility is out or derated because of Force Majeure, unavailability of fuel, Owner scheduled outages (other than at Buyer’s request), faults of the electrical grid, and failure of Owner to operate the Facility in accordance with the station operating manuals. Reliability Test Interruptions will be excluded from the Performance Test period for test data analysis and the Performance Test shall continue when the interruption is corrected. Reliability Test Interruptions will extend the test period by an amount of time equal to the interruption. Reliability Test data collected before the interruption may be included in the analysis.

Periods of exceedance of emissions limits defined in the Air Permit shall be treated as a Reliability Test Interruption pursuant to the previous paragraph (for the duration of the exceedance period), except for periods during which the emissions exceedance resulted in a Facility derating or shutdown.

Upon a Facility trip caused by the Work, Owner will not be required to return the Facility to service unless the root cause of the trip has been identified and the problem has been corrected.

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Any time period during a test for which a test interruption occurs that is beyond the control of Buyer and Seller will be excluded from the test period for test data analysis. Any interruption that is the consequence of failure of equipment to meet operating requirements shall not be a test interruption and shall not be excluded from the test period for test data analysis. Types of interruptions excluded from the test period shall included interruptions caused by Force Majeure, test instrumentation malfunction, unavailability of design fuel or other materials, problems in disposing of discharge materials, and operating and dispatching decisions and other causes outside Buyer’s and Seller’s control except as otherwise provided with respect to dispatching decisions during the Reliability Test. The Reliability Test periods may, at Buyer’s option, be continuous except for permitted test interruptions per above.

Operator action/inaction, inconsistent with Prudent Utility Practices, or not in accordance with (or inconsistent with) the performance test procedures, causing a failure to meet the Guaranteed Emissions levels will not constitute an emissions violation or test interruption, unless such action or inaction is at the direction of Buyer and Seller. Emissions data from an exceedance period attributable to operator action/inaction will be excluded from analysis. All other data collected during such an exceedance period, at Buyer’s and Seller’s joint option, will be included in the analysis.

The failure of nonessential automatic controls and instrumentation will not preclude initiation of the Reliability Test, or require a Reliability Test interruption if Buyer determines that the failure or unavailability of such instrumentation would not require a Facility shutdown during normal operation.

C.	Test Procedures

Seller shall submit, the later of 75 days after receipt of plant P&IDs or 365 Days before the Guaranteed Substantial Completion Date, procedures for the tests which shall include name of item to be tested, location of measurement points, manufacturer and model number of major instruments to be utilized, any applicable correction curve(s) for off-design conditions, and a verifiable method of calculation (sample calculation) of the test results.

The performance of Seller’s Equipment will be based on acceptance tests in accordance with Section 5, Appendix 4, Attachment 5.

The Performance Tests of the Facility shall be performed using a combination of permanent Facility instrumentation and special test instrumentation for measurements.

Seller shall be required to support the overall Performance Test program. Seller-supplied Equipment will be required to be operated in the normal configuration and be monitored as the Performance Tests are completed.

Seller shall report the results of the each Equipment Performance Test (unless aborted) to Buyer. Buyer will report the results of each Performance Test (reflecting overall Facility performance) to Owner.

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Seller shall submit a summary test report within 48 hours after completion of each test. The report shall be sufficient to demonstrate whether the Equipment Performance Guarantees were met (i.e., including corrections of test data to the Reference Conditions).

Seller shall submit a final test report within 27 Days of test completion. This detailed test report shall include, as a minimum, a description of the equipment tested, the instruments with calibration used for the tests, test uncertainty, test data, results, calculations, laboratory analyses, and application of corrections to Guarantee Conditions.

D.	Test Tolerances

Application of zero test tolerance shall apply for the tests and in determining conformance to guarantees.

No tolerance, margin, or allowance for uncertainties in measurement or instrumentation will be allowed in determining conformance to Equipment Performance Guarantee values.

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The following document is intended to provide criteria pursuant to Appendix 4 regarding the methodology to test and evaluate the performance of Seller’s Equipment.

A.	General

1.	The Turbine Cycle Heat Rate and Turbine Net Power Output Tests (the Equipment Performance Tests) shall be performed in accordance with paragraph 1.3.3, “Alternative Test” of ASME PTC 6 – 2004 Test Code for Steam Turbines, the performance test requirements in the Purchase Order, and the Seller’s Performance Test Procedure. In the event of a conflict in these documents, the order of precedence shall be the Purchase Order (including this criteria), the Seller’s mutually agreed upon test procedure, and then the applicable ASME PTC 6 – 2004 Test Code, “Alternative Test”. Changes to the stated provisions in these documents may be incorporated upon mutual agreement between Buyer and Seller.

2.	All guaranteed conditions, heat balances, and performance calculations shall be based on steam tables and properties from the ASME 1997 Steam Tables.

3.	All Equipment Performance Tests will be run utilizing permanent plant instruments or temporary test instruments as further defined herein. The following division of responsibility shall apply with respect to the execution of the Equipment Performance Tests:

Performance Testing Division of Responsibility

Provide test procedures for all tests required to verify Seller’s Equipment Performance Guarantees	Seller

Provide support and test procedures for the development of all Facility Functional Tests that involve the demonstration of Facility electrical capabilities as applicable to Seller’s Equipment (e.g. ERCOT Tests)	Seller

Provide all temporary instrumentation (e.g., thermocouples, pressure transmitters, etc.), calibration standards, data collection equipment, and consumables, necessary to test the Seller’s Equipment (excluding any noise testing, electrical testing, and reliability testing requirements). The feedwater flowmeters (as described in C.1) shall be permanent plant instrumentation provided by Buyer.	Seller

Provide craft labor as necessary for the installation and removal of the test instrumentation necessary to test the Seller’s Equipment	Buyer

Provide all permanent plant test connections to be used for this test program within Seller’s scope of supply	Seller

Provide all permanent plant test connections to be used for this test program outside of Seller’s scope of supply (as identified by Seller prior to the finalization of Buyer’s Revisions 0 drawings)	Buyer

Provide all materials necessary to connect the temporary test instrumentation to the permanent plant test connections (excluding any noise testing, and reliability testing requirements)	Seller
Collect any necessary data from permanent plant instruments as necessary to demonstrate Seller’s Equipment Performance Guarantees	Buyer

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Performance Testing Division of Responsibility

Collect any necessary data from temporarily installed instruments as necessary to demonstrate Seller’s Equipment Performance Guarantees (excluding any noise testing, and reliability testing requirements)	Seller

Provide laboratory services for the analysis of water and/or steam samples necessary to demonstrate Seller’s Equipment Performance Guarantees (excluding any emissions testing required by the environmental agencies, noise testing, and reliability testing requirements)	Buyer

Shipping of materials necessary to support the performance testing of the Seller’s equipment	Seller

Operation of the Facility	Buyer

Perform noise testing on Seller’s Equipment	Buyer

Overall supervision and scheduling of the Facility Performance Tests and testing related preparation efforts (including any tests performed on Seller’s equipment and preparation efforts necessary to evaluate Seller’s Equipment)	Buyer

Supervision of the testing and testing preparation activities performed by Buyer on Seller’s Equipment to demonstrate the Seller’s Equipment Performance Guarantees (excluding any noise testing and reliability testing requirements)	Seller

Compilation of test data necessary to calculate test results to demonstrate Seller’s Equipment Performance Guarantees (excluding noise testing and reliability testing requirements)	Seller

Calculation of test results and preparation of test reports for Seller’s Equipment Performance Guarantees (excluding noise testing and reliability testing requirements)	Seller

General information and cooperation to support overall Facility Performance Tests,	Seller

Re-demonstration of any Seller’s Equipment Performance Guarantees necessary to demonstrate any Facility Performance Test, at the request of the Buyer (excluding any noise testing, and reliability testing requirements)	Seller

Execution of the Reliability Test (including the demonstration of the Seller’s EEAF guarantee)	Buyer

Provision of all test reports necessary to demonstrate Seller’s Equipment Performance Guarantees	Seller

Note that the above division of responsibilities applies to all tests required to verify Seller’s Equipment Performance Guarantees, including the Reliability Test.

4.	Seller shall deliver all test data, calculations, and reports for which he is responsible per the table above to the Buyer. The Buyer may report the results of any Equipment Performance Guarantee demonstration to the Owner.

5.	Copies of all raw test data related to a Performance Guarantee shall be delivered immediately after completion of a test sequence.

6.

The final test reports demonstrating the Performance Guarantees shall be submitted to Buyer in accordance with Section 5, Appendix 4 of the Material Requisition. This detailed test report shall include, as a minimum, a description of the equipment tested, the

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instruments with calibration used for the tests, test data, results, calculations and application of corrections to performance and design conditions.

7.	If additional services not identified above are requested of the Seller, the Seller shall provide such services, including technical representatives of Seller’s sub-suppliers if required by Seller, at the rates to be calculated as included in Section 1 of the Purchase Order.

B.	Instrumentation – General Requirements

1.	Instruments shall be classified as Primary and Secondary instrumentation. A Primary Instrument is defined as any instrument used to collect data required to calculate the corrected test results (e.g. the measured parameters must enter into the calculation algorithm for turbine heat rate or turbine net power output). All other instruments are Secondary Instruments.

2.	Primary Instruments are further categorized as “Class 1” and “Class 2” instrumentation. Class 1 Primary Instruments are those instruments that are used to collect data that are used to calculate the test results, and have a sensitivity of 0.2% change in corrected test results / % change in primary variable or greater. Any other primary instrument is a Class 2 Primary Instrument. Key Primary Instrumentation details are included in Table 1.

3.	Secondary Instruments shall be identified in the test procedure. Secondary Instruments are variables that are measured or determined but do not enter into the calculation of performance. Existing station instrumentation and data collection system are utilized to gather information from Secondary Instruments. No laboratory calibration is required, and Buyer is under no obligation to ensure the data quality or availability of any Secondary Instrumentation.

C.	Instrumentation – Key Measurements

1.	Feedwater Flow

Feedwater flow shall be measured with the use of an ASME throat tap flow nozzle manufactured in accordance with ASME standards including an upstream flow conditioning device (flow straightener). At least two tap sets of the Feedwater flow nozzle shall be calibrated at Reynolds numbers as high as reasonably possible at a minimum of 20 calibration points. The discharge coefficient will be calculated from the calibration data. Extrapolation of the discharge coefficient, if necessary, shall be done using the methodology outlined in PTC 6 (2004) and PTC 6A (2000). Adequate pipe straight lengths of ASME-MFC-3M-1989 will also be ensured. The flow rate shall be determined from the methodology detailed in ASME-MFC-3M-1989 as the average flow calculated from the calibrated taps and the corresponding calibration data. Feedwater Flow nozzle should meet the criteria of ASME PTC 6.

The feedwater flow meter will be installed after the initial flushing of the system. Prior to installation, it will be visually inspected for damage. Buyer shall notify Seller in advance of this inspection date. Prior to the Equipment Performance Test, a bore scope inspection shall, upon request of the Seller, be performed on the flowmeter from an upstream port to ensure that there are no visible changes of the flowmeter. The inspection of the flowmeter shall be conducted during a planned shutdown of sufficient

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length of time to allow such inspection. However, the time period between the post-test inspection and testing should not exceed two weeks.

For the condition with two tap sets being calibrated, the flow rate for each tap set shall be determined from the methodology detailed in ASME-MFC-3M-1989 using the discharge coefficient obtained from the aforementioned methodology. The flow shall then be determined for each of the two tap sets. The calculated flow from each element will be obtained by averaging the two flow values

Buyer and Seller agree that the flowmeter described above shall be sufficient for use in the turbine heat rate and electrical output testing efforts. In the event that the Buyer has not adequately incorporated the provisions specified under this Section C.1 for the feedwater flow meters, then the test tolerance shall be increased pursuant to Section H of this Attachment 5 to Section 5. To determine the test uncertainty difference associated with the flowmeters, ASME PTC 6-Report 1985 shall be used as a guide.

2.	Condensate Flow

A calibrated condensate flow section will not be used.

3.	The following table specifies the instruments to be used:

Table 1 – Primary Instrument Requirements

Pressures (psi)

Description	Quantity	Accuracy Class	Instrument Type	Lab Calibrated
Barometric Pressure	1	0.10%	temporary	yes
Main Steam Pressure	2	0.10%	temporary	yes
Cold Reheat Pressure	2	0.10%	temporary	yes
Hot Reheat Pressure	2	0.10%	temporary	yes
BFPT Extraction Steam Pressure	1	0.10%	temporary	yes
Crossover Pressure	1	0.25%	station	yes
Top HTR Extr @ Htr Pressure	1	0.10%	temporary	yes
RHT Attemporation Pressure	1	0.10%	temporary	yes
SHT Attemporation Pressure	1	0.10%	temporary	yes
Final Feedwater Pressure	1	0.10%	temporary	yes
Exhaust Hood Pressure	Minimum of 4 per hood	0.10%	temporary	yes

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Flow Elements

Description	Quantity	Accuracy Class	Instrument Type	Lab Calibrated
FFW Flow Nozzle	1	—	station	yes
RHT Spray Flow Meter	1	—	station	no
SHT Spray Flow Meter	1	—	station	no
BFPT Extraction Steam Flow Nozzle	1	—	station	no

Differential Pressure (inches H2O)

Description	Quantity	Accuracy Class	Instrument Type	Lab Calibrated
FFW Flow dP	2	0.10%	temporary	yes
RHT Attemporation Flow dP	1	0.10%	temporary	yes
SHT Attemporation Flow dP	1	0.10%	temporary	yes
BFPT Extraction Steam dp	1	0.10%	temporary	yes

Temperature (°F)

Description	Quantity	Accuracy Class	Instrument Type	Lab Calibrated
Main Steam Temperature	2*	1 F	temporary	yes
Cold Reheat Temperature	2*	1 F	temporary	yes
Hot Reheat Temperature	2*	1 F	temporary	yes
X-Over Temperature	4	1 F	temporary	yes
Hotwell Condensate Temperature	1 -2	1 F	temporary	yes
Top HTR Extr @HTR Temp	1	1 F	temporary	yes
Top HTR Inlet Water Temperature	2	1 F	temporary	yes
Top HTR Discharge Water Temperature	2	1 F	temporary	yes
Top HTR Drain Temperature	1	1 F	temporary	yes
FFW Temperature	2	1 F	temporary	yes
RHT Attemporation Temperature	1	1 F	temporary	yes
SHT Attemporation Temperature	1	1 F	temporary	yes
BFPT Extraction Steam Temperature	1	1 F	temporary	yes

Electrical Data

Description	Quantity	Accuracy Class	Instrument Type	Lab Calibrated
CT (Gross Power)	3	0.30%	station	no
PT (Gross Power)	3	0.30% or better	Station or temporary	yes
Watt-Hour Meter	1	0.10%	temporary	yes
STG excitation	1	—	station	no

*	2 Temperatures for each steam turbine lead.

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Any instrument not listed above that is subsequently determined to be necessary for the testing efforts shall be detailed in the Seller’s test procedure.

“Accuracy Class” means the base accuracy of an instrument, as defined by the instrument manufacturer’s published documents, prior to considering potential errors caused by drift, hysteresis, improper installation, improper ranging, etc.

D.	Instrumentation – Calibration and Inspection

1.	All primary instruments will be calibrated as detailed in Table 1, unless exception to this requirement is specifically taken herein.

2.	All secondary instruments need not be calibrated at all.

3.	When calibration of a test instrument is required, the test instruments will be calibrated or re-calibrated prior to testing in accordance with standard industry practice. In general, all test instrumentation requiring calibration will be calibrated (or re-calibrated) within 90 days of the test. As exceptions to this requirement, the following calibration frequencies will be required:

•	Class 1 Primary Flow Elements – Laboratory calibration per ASME PTC 6 – 2004 Standards (No re-calibration required)

•	Instrument PTs/CTs – Certification of class accuracy only

•	Passive Instrumentation (RTDs, Thermocouples, etc.) – Calibrated (or re-calibrated) within six (6) months of the test

•	Class 2 primary flow elements (e.g. RH spray, SH spray, etc.) and secondary flow elements- no calibration required

•	Electrical Metering (Class 1 primary) – within manufacturer’s recommended calibration frequencies

•	Electrical Metering (Class 2 primary) – no calibration required

The calibration frequency of other types of instruments not listed above requiring extreme measures (e.g. shaft speed pickup) for re-calibration shall also be exempt from the requirements for calibration or re-calibration. Laboratory calibration of instrumentation prior to shipment is acceptable. Seller and Buyer shall mutually agree upon exceptions to this requirement.

In the event a test is postponed and the test equipment has not met the requirements of the calibration frequency, it shall be permissible to start the test and, as soon as practical and no more than 45 Days after test completion, have the test instrumentation re-calibrated. The test procedures shall define the method of correction of test results in the event the subsequent calibration determines the presence of an instrument error from the initial calibration.

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4.	All primary temporary instrumentation (as detailed in Table 1) will initially require “laboratory grade” calibrations, defined as a high accuracy calibration in a very controlled environment. Re-calibration or re-ranging of this instrumentation may be performed in the field upon mutual agreement between Buyer and Seller. It is understood that the Class 2 primary flow elements will not be calibrated.

5.	Post-test calibrations shall not be required unless the measured test data is considered suspect by any party to the test or the calibration frequency requirements have not been met prior to the test. Post-test calibration data will only be used to adjust the measured test data if all parties to the test determine this is a valid correction.

6.	Calibration records should be made available to all parties for the instruments requiring calibration.

7.	In general, it shall be considered unnecessary to apply calibration data to measured pressures. However, the calibration data will be considered for all primary temperature measurements as identified in Table 1. Water leg corrections for pressure and differential pressure measurements shall be made.

8.	Unless specifically stated otherwise, inspections of all flow elements will be done only if data is found to be suspect, and will be a mutual decision between all parties to the test. If the parties to the test agree that an inspection is necessary, an inspection will most likely be completed using a borescope during a planned shutdown of sufficient duration. See section C.1 for feedwater flow discussion.

9.	Un-calibrated primary instrumentation shall be manufactured in accordance with ISA, ISO, ASME or similar internationally recognized standard.

E.	Preparation and Operation of the Seller Equipment

1.	Not Used

2.	Steady state operation shall be based on the guidelines recommended by the ASME PTC 6 – 2004 Test Code for Steam Turbines.

However, the allowable deviation from rated conditions for STG exhaust pressure shall be expanded to accommodate the expected range of operation of the condenser and cooling tower throughout the entire year. For the exhaust pressure, Seller shall submit a correction curve covering the range of expected operation for STG exhaust pressures. This correction curve will be used to correct the steam turbine performance to reference conditions.

3.	The steam turbine performance shall be determined as the average of two four-hour test runs.

4.	Steam Turbine Degradation (Aging)

As specified in Section 5, Appendix 4

5.	Cycle Isolation

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a.	Buyer shall isolate the cycle to the extent practical, and within the limits of safe operation. However, the following small leakage flows are expected to be in operation around certain valves to ensure safe operation during an emergency situation:

i. Warm up steam around the cold reheat to gland steam seal system letdown valve

ii. Warm up steam around the HP bypass valve

iii. Warm up steam around the IP bypass valve

These small flows will be assumed to be negligible. Any other identified flows will be evaluated and the performance impact shall be considered; small flows with no performance impact will be deemed negligible. These valves will be throttled to the extent possible.

b.	The Seller’s test procedure shall detail the plant valve line-up and other operating conditions not detailed above. The final decision to isolate any valves shall be by Buyer. This information shall be communicated to the Seller before the commencement of the test program.

c.	Prior to testing, a test will be performed to quantify the total leakage from the cycle via a two hour hotwell drop test. Cycle isolation must be completed per the agreed upon cycle isolation list provided in the Seller’s test procedure prior to commencement of this test.

The total measured Unaccounted for Cycle Losses flow rate should be less than or equal to 0.25% of test throttle flow rate at full load. If it is determined that the total Unaccounted for Cycle Losses flow rate is greater than 0.25%, efforts will be made to locate and fix the additional cycle losses, unless the parties mutually agree otherwise. The final “Unaccounted for Cycle Losses” flow rate will be calculated in the following manner;

Unaccounted for Cycle Losses = Measured Cycle Losses –Accounted for Cycle Losses.”

If the Unaccounted for Cycle Losses are still greater than 0.25% after exhausting all reasonable efforts to determine the source of the additional cycle losses, both the Buyer and Seller need to come to a mutual agreement to continue the test program with a higher than expected Unaccounted for Cycle Loss (> 0.25%). If agreement is reached, the above equation for Unaccounted for Cycle Losses will be used.

6.	All Unaccounted for Cycle Losses will be used in the adjustment of main steam flow to the steam turbine in the acceptance test calculations.

F.	Performance Calculation Methodology

The performance test result calculation shall follow the general guidelines of the ASME PTC 6 test code, as modified by the items detailed herein.

By Seller:	By Buyer:

Section 5, Appendix 4, Attachment 5 – STG Performance Test Protocol

25270, 25275, 25280, 25285, 25290, 25295, 25300, 25305-POA-MUSG-00001

TXU STANDARD PROJECT

PROJECTS 1 – 8

SECTION 5, APPENDIX 4, ATTACHMENT 5

STG PERFORMANCE TEST PROTOCOL

1.	During the Performance Tests for turbine heat rate and turbine net power output, the Buyer shall set the turbine throttle valve position at which the steam turbine shall operate to a valves wide open (VWO) position. The throttle steam flow to the steam turbine shall maintain a throttle pressure within 3% of the design throttle pressure indicated on the Seller’s guarantee heat balance in Section 2, Appendix F.

2.	Guarantees will be based on a valves wide open condition.

3.	The following conditions apply to the output and heat rate correction methodology:

a.	A throttle pressure correction will not be allowed.

b.	A flow correction will be allowed, and its basis shall be sliding pressure and constant valve position operation.

Seller’s output and heat rate guarantees are based on the main steam flow specified in Appendix F for the guarantee case. Seller shall correct the measured performance to the specified steam flow.

c.	Other Group 1 and 2 corrections per PTC 6 are allowed, but must be established based on sliding pressure operation at a VWO condition. Therefore, correction curve slopes may differ from those traditionally generated in accordance with PTC 6 (which are based on a controlled pressure operation at constant valve position).

The complete set of correction factors to be applied to the measured turbine net power output and turbine cycle heat rate are listed below based on the Guarantee Conditions shown on the guarantee case heat balance.

Corrections to the STG performance shall be applied for the following parameters:

Turbine Net Power Output Guarantee:

Group 1

1.	Top heater terminal temperature difference

2.	Top heater extraction line pressure drop

3.	Main steam attemporation flow rate

4.	Reheat steam attemporation flow rate

5.	Condensate make-up water flow rate

6.	Condensate sub cooling

7.	BFPT Extraction Steam Flow

Group 2

1.	Initial steam flow

2.	Initial temperature

3.	Reheat temperature

4.	Reheater pressure drop

By Seller:	By Buyer:

Section 5, Appendix 4, Attachment 5 – STG Performance Test Protocol

25270, 25275, 25280, 25285, 25290, 25295, 25300, 25305-POA-MUSG-00001

TXU STANDARD PROJECT

PROJECTS 1 – 8

SECTION 5, APPENDIX 4, ATTACHMENT 5

STG PERFORMANCE TEST PROTOCOL

5.	Turbine exhaust pressure

Turbine Cycle Heat Rate Guarantee:

The following corrections shall be applied:

Group 1

1.	Top heater terminal difference

2.	Top heater extraction line pressure drop

3.	Main steam attemporation flow rate

4.	Reheat steam attemporation flow rate

5.	Condensate make-up flow rate

6.	Condensate sub cooling

7.	BFPT Extraction Steam Flow

Group 2

1.	Initial Steam Flow

2.	Initial Temperature

3.	Reheat Temperature

4.	Reheater pressure drop

5.	Turbine Exhaust pressure

In addition, corrections for power factor, hydrogen pressure, and aging may be applied.

Correction curves shall be developed based on a sliding pressure mode of operation.

4.	The Seller’s throttle pressure shall not be allowed to exceed 3700 psia when operating at the Guarantee Conditions.

5.	Correction curves will be supplied to Buyer by Seller.

6.	Polynomial curve fits to be used by both Buyer and Seller in evaluating the test results shall be provided by Seller with the correction curves. A table interpolation or linear interpolations are acceptable alternatives to polynomial curve fits, provided that the interpolation algorithm is also supplied by the Seller to Buyer.

7.	Seal Leakage Flow

The steam turbine end packing leakages (N1 and N3) (as applicable) will be calculated based on the design c-factors. The design c-factors can be calculated from the conditions shown on the guarantee heat balance diagrams.

By Seller:	By Buyer:

Section 5, Appendix 4, Attachment 5 – STG Performance Test Protocol

25270, 25275, 25280, 25285, 25290, 25295, 25300, 25305-POA-MUSG-00001

TXU STANDARD PROJECT

PROJECTS 1 – 8

SECTION 5, APPENDIX 4, ATTACHMENT 5

STG PERFORMANCE TEST PROTOCOL

Option 1 (N2 packing is for HP-IP opposed flow turbines only)

The N2 internal packing flow will be determined by a “N2 Inference Method” test conducted by the Seller and witnessed by the Buyer. The excerpt from the Steam Turbine Test Procedure concerning N2 Flow is shown below.

N2 Packing Leakage Test

In order to determine the actual HP turbine exhaust flow and the true IP turbine efficiency, the N2 packing leakage must be determined. The N2 packing leakage is the steam which leaks from the first stage of the HP turbine to the IP turbine bowl along the N2 shaft packing. The steam turbine is designed to pass a given amount of steam flow to “cool” the first reheat stage during operation. Depending on the packing clearances, and stage pressures, this flow may be somewhat greater than or less than the design flow on the contract heat balances. Determination of this flow reduces the test uncertainty associated with the steam turbine performance.

The method used to determine the N2 packing leakage test is commonly referred to as the “Booth-Kautzmann” method, or the “Temperature Inference Method”. This test requires that the unit operate at base load or near base load at different combinations of inlet temperatures to the HP and IP sections of the steam turbine. Typically, a test run is conducted at a minimum of three different temperature conditions as outlined below.

•	Superheat and Reheat Temperatures Equivalent

•	Superheat Temperature. Approx. 50° F greater than Reheat Temperature.

•	Reheat Temperature Approx. 50° F greater than Superheat Temperature.

The temperature splits described above can usually be achieved by using the spray flows to attemperate the superheat and reheat steam temperatures.

Typically, in order to achieve the desired temperature split, it is recommended to conduct N2 packing test at approximately 75%-80% load. The duration of each of these test runs should be at least 30 minutes, but will likely require much longer amount of time in between runs to change the superheat and reheat temperatures and achieve steady state conditions. No cycle isolation is required for these test runs.

The boiler should be operated at steady load during entire N2 packing test. The N2 packing test will be conducted at the same time as the bench mark test (if applicable). The test should be conducted at the highest attainable load, but no lower than 75% of the guaranteed load. The test should be conducted with the control valves in the wide-open position for all stop and intercept/ control valves.

Option 2

The N2 packing leakage shall be calculated at as fixed percentage of HP throttle flow, based upon conditions at the reference conditions. The fixed percentage can be calculated from the Seller supplied heat balance at the guarantee condition.

8.	Turbine throttle steam flow shall be determined as the boiler’s measured feedwater flow plus any additional spray water flow minus any unaccounted-for leakages in the steam cycle.

By Seller:	By Buyer:

Section 5, Appendix 4, Attachment 5 – STG Performance Test Protocol

25270, 25275, 25280, 25285, 25290, 25295, 25300, 25305-POA-MUSG-00001

TXU STANDARD PROJECT

PROJECTS 1 – 8

SECTION 5, APPENDIX 4, ATTACHMENT 5

STG PERFORMANCE TEST PROTOCOL

G.	Data Collection and Reduction

1.	All test data collected during the test shall be provided to Buyer as early as reasonably possible after the test. When data is available electronically, electronic files shall be provided to all parties. If additional instruments have been installed by Seller for diagnostic purposes, then such data shall be made available to Buyer by Seller, unless Seller determines that such data is proprietary.

2.	Data which appears to be in error may be rejected after mutual agreement between the Buyer and Seller.

H.	Test Tolerance and Test Uncertainty

1.	The final test tolerance used to determine whether Seller has met guaranteed performance shall be based on a pre-determined commercial test tolerance. The commercial test tolerance shall be as defined in Section 5, Appendix 4, Clause 7, B, d.

2.	A pre-test uncertainty calculation shall be performed to establish an estimate of the test uncertainty. A post-test uncertainty calculation shall not be performed if no deviation from the conditions specified herein are found, except those caused by Seller.

3.	If there are no significant deviations from the assumptions made in this document, then the test tolerance specified in Section 5, Appendix 4, Clause 7, B, d will be used as the test tolerance for evaluating the Seller’s performance against the performance guarantees. The test tolerance specified in Section 5, Appendix 4, Clause 7, B, d will be the minimum test tolerance to be applied as a band around the measured Equipment Performance Guarantee values.

Should one or more of the provisions agreed upon herein not be incorporated by Buyer, that in the reasonable opinion of the Buyer and Seller, materially increase the test uncertainty above the pre-test uncertainty estimate, then a post test uncertainty calculation shall be performed. The test tolerance shall be increased above the commercial test tolerance defined in Section 5, Appendix 4, Clause 7, B, d to account for the test uncertainty increase between the pre-test and post-test uncertainty calculations.

However, if Buyer and Seller agree that there are adequate reasons for the test tolerance to be increased for reasons attributable to Buyer, and at the same time there are aspects of the test that are being performed more accurately than specified in this document that result in a reduction in test uncertainty, then these provisions shall also be considered. The test provisions that lead to higher than expected test uncertainty shall be offset against test provisions that lead to lower than expected test uncertainty. The net difference between these offsetting differences shall be used to adjust the test tolerance, provided that the ultimate test tolerance value will not be lower than the value specified in Section 5, Appendix 4, Clause 7, B, d.

All test uncertainty calculations shall be determined in general accordance with ASME PTC 19.1 – 1998.

By Seller:	By Buyer:

Section 5, Appendix 4, Attachment 5 – STG Performance Test Protocol

25270, 25275, 25280, 25285, 25290, 25295, 25300, 25305-POA-MUSG-00001

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 5

SCHEDULE GUARANTEES

1.0	General - Liquidated Damages (LDs) Reasonable

The Parties agree that Buyer would be damaged by Seller’s failure to meet the required dates (“Guaranteed Milestone Dates”) set forth in Articles 2, 3 and 4 of this Appendix 5 (including any failure to achieve Substantial Completion by the date which is ninety (90) Days prior to the Guaranteed Substantial Completion Date which is attributable to Seller) and that Buyer’s actual damages in any such event would be extremely impracticable or impossible to calculate. Accordingly, the Parties agree that Seller’s liability to Buyer for failure to achieve the specified dates shall be determined by and limited to amounts as specified below, which Seller agrees to pay to Buyer in such event as liquidated damages and not as a penalty.

The Parties, having negotiated in good faith for such specific liquidated damages and having agreed that the amount of such liquidated damages is reasonable in light of the anticipated harm caused by the breach or fault related thereto and the difficulties of proof of loss and inconvenience or nonfeasibility of obtaining any adequate remedy, are estopped from contesting the validity or enforceability of such liquidated damages.

If any sum specified as liquidated damages fails as liquidated damages for any reason, then Seller shall nonetheless be liable to pay general damages in respect thereof, provided that such general damages shall not exceed the subcap applicable to any liquidated damages that would have been payable in such circumstances.

Except as provided herein, each item of liquidated damages appearing in Articles 2, 3 and 4 below shall apply separately and independently of every other item of liquidated damages appearing in this Appendix 5. To the extent funds withheld by Buyer are not sufficient to pay any and all liquidated damages arising under this Agreement, Seller shall pay such liquidated damages upon demand, after receipt of Buyer’s claim and invoice.

Payment of liquidated damages shall not relieve Seller from its obligation to carry out and complete the Work in accordance with this Agreement and/or from any other duties, obligations or responsibilities Seller may have under this Agreement and, accordingly, shall not prejudice Buyer’s rights in the event of the failure of Seller to comply with any such obligations, subject to the provisions of Section 5 (Special Conditions) Clause SC-30 (Limitation of Liability).

2.0	Drawings, Documentation and Engineering Data

2.1	Drawings and engineering data shall be submitted by Seller in accordance with Section 2 (Technical Specifications) Appendix B of Material Requisition (“Document Submittal Requirements” (“DSRs”)), shall be complete and of a professional quality. “Guaranteed Document Milestone Dates” shown in the DSR are the dates such drawings or other documents are to be received by Buyer at the address stipulated in Section 3 (Drawings and Data). Seller may transmit documents by the most expedient means available including electronic transmission, provided the date Buyer receives such transmission is no later than the relevant Guaranteed Document Milestone Date. Where electronic transmission has been made, Buyer shall receive one corresponding paper copy within seven (7) Days of the electronic transmission.

By Seller:	By Buyer:

Section 5, Appendix 5 – Schedule Guarantees

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 5

SCHEDULE GUARANTEES

2.2	Steam Turbine Generator (STG) Document Delivery Milestones

Refer to Section 2 (Technical Specifications), Material Requisition, Appendix B, entitled “Document Submittal Requirements”.

Liquidated damages (“Document Delivery LDs”) as set forth in Table 1.0 shall be paid by Seller for document delivery later than the applicable Guaranteed Document Milestone Date.

Table 1.0 – Document Delivery LDs

Milestone	Days Late	Document Delivery LDs Per Day
Documents not subject to Document Delivery LDs	—	None

Documents subject to Document Delivery LDs are listed in Appendix B of Section 2, Material Requisition. Late submittals shall be subject to liquidated damages as indicated unless otherwise excused by the terms of this Agreement	1 – 30 31+	$***/Day/DSR milestone item $***/Day/DSR milestone item

Example:

1.	For 7 Days delay of a document subject to Document Delivery LDs shall be: 7 x $*** = $****.

2.	For 35 Days delay of a document subject to Document Delivery LDs shall be: 30 x $*** + 5 x $*** = $****.

2.3	The Material Requisition, Section 2, Appendix B, contains an itemized list of drawings and documents subject to Document Delivery LDs and identifies the submittal schedule to Buyer. For the purposes of the Document Delivery LDs in Table 1.0 above, documents in Appendix B listed as subject to Document Delivery LDs are marked with “Y”.

2.4	All drawings submitted for “Review and Comment” shall be returned to Seller in accordance with Section 5 (Special Conditions) Clause SC-9 (Drawing Turnaround).

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

By Seller:	By Buyer:

Section 5, Appendix 5 – Schedule Guarantees

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 5

SCHEDULE GUARANTEES

2.5	In the event that a given “Item Number” as shown in Appendix B Column No 1 includes more than one drawing/document, then Document Delivery LDs for late submittals shall only be assessed to the individual “Item Number” as a whole and the breakdown of “drawing/document” information on the drawing list shall not be treated as separate submittals for purposes of calculating Document Delivery LDs. For the avoidance of doubt Document Delivery LDs shall be assessed against the delay in submission of the last document submitted within a milestone group/ “Item Number”.

2.6	Additionally, for purposes of assessing Document Delivery LDs, any document submittals, which receive status code 1, 2 or 4 shall be deemed to have been submitted by Seller. If these status code 1, 2 or 4 documents are subsequently revised by Seller’s changes causing rework by Buyer, such rework shall be charged to Seller’s account in accordance with Section 5 (Special Conditions) Clause SC-11 (Backcharges).

2.7	If any document submittal receives a status code 3 then, for the purpose of assessing the liability of Seller to pay Document Delivery LDs, such document submittal shall be deemed not to have been received by Buyer until a revised or replacement document is received which receives a status code 1, 2 or 4 review stamp, or unless or until Seller has otherwise provided the necessary information in another format acceptable to Buyer. As stated in Section 3 (Drawing and Data Requirements), any submittal rejection does not relieve Seller of any schedule commitments. Subject to the requirements of Article 2.2 above, Document Delivery LDs for any document receiving a status code 3 review stamp shall begin to accrue on the earlier of (a) the date on which Seller is notified of the status code 3 review stamp for such document, or (b) fifteen (15) Days following the date of Buyer’s receipt of such document.

2.8	The payment by the Seller to the Buyer of Document Delivery LDs in accordance with this Article 2.0 shall be the Buyer’s sole and exclusive remedy in full and final satisfaction of the Seller’s liability for delay in submission of such documents, subject to Buyer’s rights under Section 4 (General Conditions) Clause GC-9 (Termination for Default) and Section 5 (Special Conditions) Clause SC-4 (Expediting) and subject to Seller’s liability for payment of other liquidated damages specified in Articles 3.0 and 4.0 of this Appendix 5.

3.0	Equipment Delivery Milestones

3.1	Delivery of all Equipment shall be in accordance with the Delivery provisions of this Agreement. Delay in Delivery of specified Equipment items shall be subject to liquidated damages (“Equipment Delivery LDs”) as indicated in Attachment 1 to this Appendix 5.

3.2	Seller agrees to guarantee Delivery of Equipment by the dates set forth in Attachment 1 to this Appendix 5 (“Guaranteed Milestone Delivery Dates”) and shall be subject to liquidated damages as indicated in Attachment 1 to this Appendix 5, based on the type of Equipment, in the event of delivery of Equipment later than the applicable Guaranteed Milestone Delivery Date.

3.3	The Equipment delivery dates that are guaranteed in Attachment 1 to this Appendix 5 are for Delivery of all components in an identified group in accordance with the Delivery

By Seller:	By Buyer:

Section 5, Appendix 5 – Schedule Guarantees

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 5

SCHEDULE GUARANTEES

provisions of this Agreement. Equipment Delivery LDs will be assessed based upon the date of Delivery of the last major item in an identified group.

3.4	The payment by Seller to Buyer of Equipment Delivery LDs shall be Buyer’s sole and exclusive remedy in full and final satisfaction of Seller’s liability for delay in Equipment Delivery, subject to Buyer’s rights under Section 4 (General Conditions) Clause GC-9 (Termination for Default) and Section 5 (Special Conditions) Clause SC-4 (Expediting) and subject to Seller’s liability for payment of other liquidated damages specified in Article 4.0 of this Appendix 5.

4.0	Guaranteed Substantial Completion Delay Liquidated Damages

4.1	If (a) Seller’s Equipment fails to achieve the performance levels necessary for the Facility to achieve Substantial Completion or (b) defects or deficiencies in the Equipment prevent its operation, as required, to support Buyer’s start-up and commissioning of the Facility and its component equipment and systems (including Performance Test activities for the achievement of Substantial Completion) or (c) the Equipment is unable to operate in support of the Performance Tests for Substantial Completion, and to the extent any of the foregoing causes delay in achieving Substantial Completion beyond the date that is ninety (90) Days prior to the Guaranteed Substantial Completion Date (as such date may be extended from time to time under the EPC Contract), then (subject to provisions of Article 4.2 and the qualifications set forth below), Seller shall pay liquidated damages (“Substantial Completion LDs”) as set forth below to Buyer for such delay to Substantial Completion beyond the date that is ninety (90) Days prior to the Guaranteed Substantial Completion Date (the stipulated amounts to be pro rated for any portion of a Day):

Days Late attributed to Seller	Substantial Completion LDs per Day
For Days of delay in achieving Substantial Completion occurring 1 to 90 Days prior to the Guaranteed Substantial Completion Date	1 to 90 Days $***

For Days of delay in achieving Substantial Completion occurring on or after the Guaranteed Substantial Completion Date	1 Day and beyond $***

4.2	Subject to Article 4.3 below, Buyer will provide reasonable access to the Equipment for a period of seventy-five (75) Access Days for the start up and commissioning of the Equipment commencing from the Turbine Roll and any additional time, if available, within the overall start up and commissioning period from the commencement of Turbine Roll before Seller may become liable for Substantial Completion Liquidated Damages for delays in achieving Substantial Completion, which does not compromise or interfere with other commissioning activities.

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

By Seller:	By Buyer:

Section 5, Appendix 5 – Schedule Guarantees

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 5

SCHEDULE GUARANTEES

4.3	Such seventy-five (75) Access Day period shall be reduced by the number of Days that the cumulative impact of Equipment Delivery Delay(s) causes Turbine Roll to be delayed. In addition, in the event that all other equipment and systems in the Facility are ready to support Turbine Roll and a defect(s) or deficiency(ies) in the Equipment is the primary cause of a delay in the Turbine Roll date, such seventy-five (75) Day period also shall be reduced one Day for each Day of delay caused primarily by such defect(s) or deficiency(ies) in the Equipment as aforesaid.

4.4	If Buyer is unable to provide such period of seventy-five (75) Access Days (or such lesser period as provided in Article 4.3 above), then (notwithstanding that the date for Guaranteed Substantial Completion Date may have occurred) Days of delay will not be allocated to the Seller (hence no liability to the Buyer for Substantial Completion LDs shall apply) until Buyer has provided it with seventy-five (75) Days (or such lesser period as provided in Article 4.3 above) for the start up and commissioning of the Equipment from the Turbine Roll date.

4.5	For the purposes of calculating the number of Access Days for the start up and commissioning of Equipment, if Seller has access to the Equipment to perform start up related activities required for operation and the achievement of Substantial Completion, that Day shall be counted as an Access Day for the start up and commissioning of Equipment.

4.6	An “Access Day” shall be any day during which the Equipment is available for performance of check out, balancing, tuning (including part load and integrated base, or other work start-up related activities) required so that Equipment will support the achievement of Substantial Completion or the Performance Guarantees. In the event that conflicting Facility activities or circumstances arise that prevent the performance of the necessary startup related activities in the order and manner reasonably required by Seller, and that event causes a delay for that Day, an Access Day shall not have occurred. Notwithstanding the above, there shall be an Access Day if Seller has access to the Equipment, the required lubricants, operating supplies and third party interconnections are available, Owner’s operators are available as necessary to operate the Equipment as required and Buyer’s craft labor are available as agreed to support Seller’s startup activities.

4.7	For the avoidance of any doubt, if Buyer fails to make the Equipment available as contemplated by the preceding paragraph that Day will not be counted as an Access Day for the start up and commissioning of Equipment. Conversely, if Buyer makes the Equipment available as contemplated by the preceding paragraph and Seller elects not to perform startup activities, that Day will be counted as an Access Day for the start up and commissioning of Equipment.

4.8	It shall be understood that all Parties will actively participate in the coordination and scheduling of startup related activities to achieve Substantial Completion in an organized, effective and efficient manner.

4.9	Further understandings in respect of the Substantial Completion LDs are set out in paragraphs (i) through (v) below:

By Seller:	By Buyer:

Section 5, Appendix 5 – Schedule Guarantees

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 5

SCHEDULE GUARANTEES

(i)	Buyer (acting reasonably) shall determine responsibility for delays as between Buyer, Seller and Buyer’s other contractors or suppliers. If and to the extent that such delay is in Buyer’s opinion (acting reasonably) the responsibility of Seller, Buyer (acting reasonably) shall assess and apportion responsibility to the Seller.

(ii)	Buyer shall give written notice to Seller of any determination of responsibility under this Article 4.0, and of any resulting assessment and obligation to pay liquidated damages to Buyer on a weekly basis. Buyer will promptly provide Seller with full details of all relevant calculations and with copies of all relevant schedules, correspondence and other documents upon which such determination, assessment and attribution were based.

(iii)	With respect to Substantial Completion LDs for the period after the Guaranteed Substantial Completion Date, if Owner does not recover or seek to recover from Buyer liquidated damages for failure to achieve Substantial Completion under the Prime Contract, Buyer shall not be entitled to recover Substantial Completion LDs from Seller under this Agreement.

(iv)	In no event shall the Substantial Completion LDs recoverable from Seller in respect of delay to Substantial Completion after the Guaranteed Substantial Completion Date be in excess of the amount of Substantial Completion LDs recovered or sought from Buyer by Owner for failure to achieve Substantial Completion under the Prime Contract.

(v)	To the extent that a delay in achievement of Substantial Completion is caused by one or more previous delays in Delivery of Equipment (“Equipment Delivery Delays”) then the following will apply:

(i)	in the event that the cumulative impact of such Equipment Delivery Delay(s) on achievement of Substantial Completion is determined by Buyer, acting reasonably, to be thirty (30) Days or less then the Equipment Delivery LDs previously paid shall be treated as Buyer’s exclusive remedy for such Equipment Delivery Delay(s), subject to Buyer’s other rights under Section 4 (General Conditions) Clause GC-9 (Termination for Default) and Section 5 (Special Conditions) Clause SC-4 (Expediting) and Seller shall have no liability for Substantial Completion LDs on account thereof;

(ii)	in the event that the cumulative impact of such Equipment Delivery Delay(s) on achievement of Substantial Completion is determined by Buyer, acting reasonably, to be more than thirty (30) days then Seller shall be fully liable for payment of Substantial Completion LDs for the full impact of such Equipment Delivery Delay(s) on achievement of Substantial Completion, in addition to the Equipment Delivery LDs previously paid, but Buyer will credit the amount of such Equipment Delivery LDs paid on account of such Equipment Delivery Delay(s) against Seller’s liability for Substantial Completion LDs.

By Seller:	By Buyer:

Section 5, Appendix 5 – Schedule Guarantees

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 5

SCHEDULE GUARANTEES

4.10	The payment by Seller to Buyer of Substantial Completion LDs in accordance with this Article 4.0 shall be Buyer’s sole and exclusive remedy in full and final satisfaction of the Seller’s liability for delay in achievement of Substantial Completion, subject to Buyer’s rights under Section 4 (General Conditions) Clause GC-9 (Termination for Default) and Section 5 (Special Conditions) Clause SC-4 (Expediting).

By Seller:	By Buyer:

Section 5, Appendix 5 – Schedule Guarantees

TXU STANDARD PROJECT

PROJECT

SECTION 5 - APPENDIX 5 - ATTACHMENT 1

GUARANTEED MILESTONE DELIVERY DATES

MILESTONES (GROUP	UNIT 1	EQUIPMENT DELIVERY LDs
HANGERS, MAIN VALVES, REHEAT VALVES AND ACTUATORS	***	1 OR MORE DAYS LATE — $*** / DAY

MAIN EXCITER	***	1 OR MORE DAYS LATE — $***/ DAY

MECHANICAL SKIDS (LUBE & CONTROL OIL, GAS SKID, STATOR WATER SKID, )	***	1 OR MORE DAYS LATE — $*** / DAY

SOLE AND BASE PLATES	***	1 OR MORE DAYS LATE — $*** / DAY

HP UPPER AND LOWER CASING, DIAGPHRAM, AND BEARINGS WITH ROTOR INSTALLED	***	1 OR MORE DAYS LATE — $*** / DAY

IP UPPER AND LOWER CASING, DIAGPHRAM, AND BEARINGS	***	1 OR MORE DAYS LATE — $*** / DAY

LP LOWER CASINGS, DIAGPHRAMS AND BEARINGS	***	1 OR MORE DAYS LATE — $*** / DAY

LP UPPER CASINGS, DIAGPHRAMS AND BEARINGS	***	1 OR MORE DAYS LATE — $*** / DAY

LP ROTORS AND BUCKETS IP ROTOR AND BUCKETS GENERATOR ROTOR	***	1 OR MORE DAYS LATE — $*** / DAY

TURNING GEAR EQUIPMENT	***	1 OR MORE DAYS LATE — $*** / DAY

GENERATOR STATOR, BEARINGS	***	1 OR MORE DAYS LATE — $*** / DAY

INSTRUMENTATION (IF SHIPPED SEPARATELY)	***	1 OR MORE DAYS LATE — $*** / DAY

NOTES

1.	All associated parts and hardware required to install each item shall be delivered with the item.

2.	All other components to complete the Work will be delivered in a manner that supports Buyer’s erection schedule.

3.	Buyer will accept early Delivery of Equipment up to thirty (30) Days before the Guaranteed Milestone Delivery Dates.

4.	Seller will not deliver Equipment packages earlier than thiry (30) Days ahead of the Guaranteed Milestone Dates without prior written consent of Buyer.

5.	Buyer has the right to delay delivery in accordance with Section 5, Article SC-40, “Deferred Delivery”.

6.	Maximum daily LD’s are capped at $****, in the agregate (per unit)

7.	Buyer requests advancing delivery by 5 months for Mechanical Skids

8.	Buyer requests advancing delivery by 3 months for Sole and Base Plates

***	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

By Seller:	By Buyer:

Section 5, Appendix 5, Attachment 1

Guaranteed Milestone Delivery Dates

Section 5, Appendix 6

TXU Standard Plant

Project

Payment Schedule

Payment Month	Event	Monthly % of Contract Price		CUM % of Contract Price
Jun-06	CONTRACT SIGNED - PMT NET 3 DAYS	***	%	***	%
Jul-06		***	%	***	%
Aug-06		***	%	***	%
Sep-06		***	%	***	%
Oct-06		***	%	***	%
Nov-06		***	%	***	%
Dec-06		***	%	***	%
Jan-07		***	%	***	%
Feb-07		***	%	***	%
Mar-07		***	%	***	%
Apr-07		***	%	***	%
May-07		***	%	***	%
Jun-07		***	%	***	%
Jul-07		***	%	***	%
Aug-07		***	%	***	%
Sep-07		***	%	***	%
Oct-07		***	%	***	%
Nov-07		***	%	***	%
Dec-07		***	%	***	%
Jan-08		***	%	***	%
Feb-08		***	%	***	%
Mar-08		***	%	***	%
Apr-08	SHIP ST *	***	%	***	%
May-08		***	%	***	%

0.0%

1.	Initial payment due upon signing the Contract, via wire transfer, Net three(3) days from receipt of invoice.

2.	Remaining payments due Net thirty (30) days from receipt of invoice.

3.	Invoices will be issued on or before the 15th of the thirty (30 days preceding the payment month indicated above, and due on the 15th of that month.

4.	Milestones may be invoiced on a pro-rata basis.

***	Confidential Material Redactd and Filed Separately with the Commission

By Seller:	By Buyer:

Section 5, Appenix 6, Payment Schedule

Section 5, Appendix 7

TXU STANDARD PLANT

PROJECT __

Termination Payment Schedule

	Event	CUM% of Contract Price

Jun-06	CONTRACT SIGNED	*	**%
Jul-06		*	**%
Aug-06		*	**%
Sep-06		*	**%
Oct-06		*	**%
Nov-06		*	**%
Dec-06		*	**%
Jan-07		*	**%
Feb-07		*	**%
Mar-07		*	**%
“Apr-07		*	**%
May-07		*	**%
Jun-07		*	**%
Jul-07		*	**%
Aug-07		*	**%
Sep-07		*	**%
Oct-07		*	**%
Nov-07		*	**%
Dec-07		*	**%
Jan-08		*	**%
Feb-08		*	**%
Mar-08		*	**%
Apr-08	AVAILABLE TO SHIP	*	**%

Note #1: The termination schedule ramps on the first day of each month, except month of Contract signing.

Note #2: In the event of termination prior to title transfer, title to the Equipment will pass to Buyer upon payment of the termination charges as indicated above.

Note #3: The termination for a STG Unit or component thereof increases to 100% the 1st day of the month of the scheduled ship date.

*** Confidential Material Redacted and Filed Separately with the Commission

By Seller:	By Buyer:

TXU Standard Plant	Section 5, Appendix 7, Termination Payment Schedule 25270-000-POA-MUSG-00001

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 10

SCHEDULE OF MAJOR SUBSUPPLIERS for Steam Turbine

Equipment	Manufacturer	Manufacturer’s Country	Remarks
Turbine rotor material

Moving blade materials

Nozzle blade materials

Diaphragm materials

HP and IP casing materials

LP casing

By Seller:	By Buyer:

Section 5, Appendix 10 – Schedule of Major Subsuppliers

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 10

SCHEDULE OF MAJOR SUBSUPPLIERS for Steam Turbine

Equipment	Manufacturer	Manufacturer’s Country	Remarks
Bearing

Main valve casing materials

Main oil tank

Turbine Control Panel

Piping

Support & Hangers

Note: These sub-suppliers are the potential suppliers and it depends Seller which sub-contractors are selected.

By Seller:	By Buyer:

Section 5, Appendix 10 – Schedule of Major Subsuppliers

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 11

ASSIGNMENT AGREEMENT

This Assignment Agreement (this “Agreement”) is made and entered into as of     ,                     , 2006, by and among:

(1)	[ ] a corporation (the “Assignor”);

(2)	[SELLER NAME], a corporation (“Seller”); and

(3)	[ ] a corporation (“Assignee”).

WHEREAS, Assignor and Seller entered into that certain contract dated as of     , 2006, reference [            ], relating to [             Project] (the “Purchase Order”).

WHEREAS, the terms of the Purchase Order permit the assignment and assumption contained herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Assignment and Assumption. Effective as of the date of this Agreement, Assignor hereby assigns to Assignee all of its obligations, duties, rights, title, benefit, privileges and interest in, to and under the Purchase Order and Assignee hereby accepts such assignment and assumes and agrees to observe and perform all of Assignor’s obligations under the Purchase Order.

2. Release of Assignor. Effective as of the date of this Agreement, Assignor shall be deemed released from and shall have no further rights, obligations, responsibilities or liabilities under the Purchase Order.

3. Security Instruments. Effective as of the date of this Agreement, Assignor shall assign to Assignee all of its rights, title, benefit, privileges and interest in and to any security instrument provided by Seller to Assignor under the terms of the Purchase Order. Seller shall assist in effecting any such assignment.

4. Acknowledgement. Seller acknowledges and accepts the terms of this Agreement and agrees to be bound unto Assignee with respect to all matters arising out of and under the Purchase Order in all respects as if Assignee had originally executed the Purchase Order as “Buyer” and all references to the “Buyer” in the Purchase Order shall be construed accordingly to refer to Assignee. Assignee agrees to be bound by all express

By Seller:	By Buyer:

Section 5, Appendix 11 – Assignment Agreement

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 11

ASSIGNMENT AGREEMENT

waivers and settlements made by Assignor with respect to the Purchase Order prior to the date of this Agreement.

5. Governing Law and Jurisdiction. This Agreement is governed by, and construed in accordance with, the laws of the State of Texas without reference to the conflict of laws rules thereof. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO AGREE THAT ALL SUCH ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS. THE PARTIES, TO THE EXTENT THEY MAY LEGALLY DO SO, IRREVOCABLY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS (OR ANY SIMILAR LEGAL DOCTRINE) OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION IN THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS, AND IRREVOCABLY STIPULATE THAT THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PARTY FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF RELATED TO THIS AGREEMENT. THE PARTIES EACH AGREE, TO THE FULLEST EXTENT PERMITTED BY FEDERAL LAW, NOT TO RAISE ANY OBJECTION TO THE REMOVAL OR TRANSFER TO THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS OF ANY SUCH PROCEEDING THAT IS INITIALLY BROUGHT IN ANY OTHER COURT. THE PARTIES ALSO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE PARTIES EACH AGREE THAT IT WILL NOT FILE ANY MOTION OR ASSERT ANY DEFENSE IN ANY SUCH PROCEEDING THAT IS INCONSISTENT WITH THE FOREGOING AGREEMENTS, WAIVERS, CONSENTS OR STIPULATIONS. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT. AS OF THE DATE OF THIS AGREEMENT, EACH PARTY BELIEVES THAT THE REQUIREMENT OF DIVERSITY OF CITIZENSHIP OF THE PARTIES IS MET.

6. Further Actions. Each party hereto agrees, upon the written request of any other party hereto, to execute any document and take any further step as may be reasonably necessary in order to implement and give full effect to the terms of this Agreement.

By Seller:	By Buyer:

Section 5, Appendix 11 – Assignment Agreement

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 11

ASSIGNMENT AGREEMENT

7. Counterparts. This Agreement may be executed in counterparts, each of which is deemed to be an original, but all of which together shall constitute one and the same instrument.

8. Superseded Assignments. It is acknowledged and agreed by all parties hereto that this Agreement supersedes and replaces any and all prior assignment agreements regarding the Purchase Order and any and all such prior assignment agreements shall be of no further force or effect.

9. Amendment. Effective as of the date of this Agreement, Section 5 Special Conditions Clause SC-35 of the Purchase Order is deleted and replaced with the following:

“SC-35 DISPUTE RESOLUTION

35.1	Any and all controversies, disputes or claims between Buyer and Seller arising out of or in any way relating to this Agreement (“dispute”) shall be resolved pursuant to the procedures of this Clause SC-35.

35.2	Alternate Dispute Resolution. Prior to the initiation of any legal action or proceeding permitted by this Agreement to resolve disputes arising between Buyer and Seller, the aggrieved Party shall promptly give notice of the dispute to the other Party (“Notice of Dispute”) including notification of its intent to invoke this dispute resolution procedure. If the Parties shall have failed to resolve the dispute within ten (10) Days of such Notice of Dispute, each Party shall, within five (5) Days thereafter, nominate an officer of its management to meet at the Site, or at any other mutually agreed location, to resolve the dispute. If the dispute is not resolved within forty five (45) Days after the date of delivery of the Notice of Dispute, the Parties shall engage in mutually acceptable alternative dispute resolution processes, which may include mediation, in order to attempt to resolve such dispute. If the dispute is not resolved within ninety (90) Days after the date of delivery of the Notice of Dispute, either Party shall be entitled to initiate legal proceedings in order to resolve such dispute in accordance with Clause SC-35.3.

35.3	TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS. THE PARTIES, TO THE EXTENT THEY MAY LEGALLY DO SO, IRREVOCABLY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS (OR ANY SIMILAR LEGAL DOCTRINE) OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION IN THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS, AND IRREVOCABLY STIPULATE THAT THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PARTY FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF RELATED TO THIS AGREEMENT. THE PARTIES EACH AGREE, TO THE

By Seller:	By Buyer:

Section 5, Appendix 11 – Assignment Agreement

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 11

ASSIGNMENT AGREEMENT

FULLEST EXTENT PERMITTED BY FEDERAL LAW, NOT TO RAISE ANY OBJECTION TO THE REMOVAL OR TRANSFER TO THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS OF ANY SUCH PROCEEDING THAT IS INITIALLY BROUGHT IN ANY OTHER COURT. THE PARTIES ALSO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE PARTIES EACH AGREE THAT IT WILL NOT FILE ANY MOTION OR ASSERT ANY DEFENSE IN ANY SUCH PROCEEDING THAT IS INCONSISTENT WITH THE FOREGOING AGREEMENTS, WAIVERS, CONSENTS OR STIPULATIONS. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT. AS OF THE DATE OF THIS AGREEMENT, EACH PARTY BELIEVES THAT THE REQUIREMENT OF DIVERSITY OF CITIZENSHIP OF THE PARTIES (ONE OF THE REQUIREMENTS NEEDED FOR A FEDERAL COURT TO HAVE SUBJECT MATTER JURISDICTION OVER A DISPUTE BETWEEN THE PARTIES) IS MET.

35.4	Pending final resolution of any dispute, Seller shall proceed diligently with performance of the Work in accordance with this Agreement and any Buyer’s decision or instruction.”

IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed by their duly authorized representatives.

[ASSIGNOR NAME]

By:
Title:

[SELLER NAME]

By:
Title:

[ASSIGNEE NAME]

By:
Title:

By Seller:	By Buyer:

Section 5, Appendix 11 – Assignment Agreement

TXU STANDARD PROJECT

PROJECT

SECTION 5 – APPENDIX 12

TXU GUARANTEE

This Guarantee given and delivered by TXU US Holdings Company, a Texas corporation, with a place of business at 1601 Bryan, Dallas, Texas 75201 herein called “Guarantor”, to General Electric Company, a New York corporation, with a place of business at 1 River Road, Schenectady, NY 12345, herein called “Seller,” with respect to Purchase Order Number              TBD            , dated June [    ], 2006 (herein called “Purchase Order”) between TXU Generation Development Company LLC and Seller for the supply of certain equipment for the [            ] Project(s).

WITNESSETH

That in order to induce Seller to enter into the Purchase Order with TXU Generation Development Company LLC (herein called “Devco”), an affiliated company of Guarantor, and in consideration of Seller entering into the Purchase Order with Devco, the Guarantor has determined that executing this Guarantee is in its interest and to its financial benefit and it is hereby agreed as follows:

1.	Guarantor, for itself, its successors and permitted assigns, hereby irrevocably and unconditionally guarantees to Seller, its successors and permitted assigns, as primary obligor and not as surety, the full and faithful performance by Devco, its successors and assigns of each and every one of the terms, provisions, conditions, obligations and agreements on the part of Devco to be made, carried out, performed or observed as provided in the Purchase Order.

2.	If at any time default is made by Devco in the performance of any of the terms, provisions, conditions, obligations and agreements in the Purchase Order or in the payment of any sums payable pursuant thereto which are to be made, carried out, performed, paid or observed by Devco, Guarantor will well and truly perform, or cause to be so performed, such terms, provisions, conditions, obligations and agreements in the Purchase Order. Save as provided in and subject to the terms of this Guarantee, any monies which are payable by Devco pursuant to the Purchase Order which may not be recoverable from Devco shall nevertheless be recoverable by Seller from Guarantor as if Guarantor were principal debtor. All payments by Guarantor hereunder shall be made in full, without set-off or counterclaim and free and clear of any deductions or withholdings in immediately available, freely transferable, cleared funds to the account of Seller as notified to Guarantor by Seller.

3.	Guarantor agrees that its obligations hereunder shall not be discharged nor shall they be affected by reason of: (i) any legal limitations, disabilities, incapacities or want of powers on the part of Devco to enter into the Purchase Order; or (ii) the invalidity or unenforceability of the obligations of Devco under the Purchase Order arising from or related to the liquidation, winding up or dissolution of Devco; or (iii) the appointment of or acts of a receiver or liquidator on behalf of Devco (including, without limitation, the ability of any liquidator of Devco to disclaim obligations of Devco arising under the Purchase Order).

4.	Guarantor covenants and agrees with Seller, its successors and permitted assigns that (i) waiver by Seller of any of the terms, provisions, conditions, obligations and agreements of the Purchase Order, (ii) any modification or changes to the Purchase Order, (iii) the giving of any consent to an assignment or the making of any assignment of the Purchase Order and (iv) the granting of extensions of time to Devco, its successors and permitted assigns may all or any of them be made and done without notice to Guarantor and without in any way affecting, changing or releasing Guarantor from its obligations given under this Guarantee, and such changes or extensions of time may be granted, such waiver and consents may be given and such modifications and assignments

By Seller:	By Buyer:

Section 5, Appendix 12 – TXU Guarantee

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 12

TXU GUARANTEE

may be made without notice to or the consent of Guarantor and without impairing the obligations of the Guarantee hereby given.

5.	Seller may enforce this Guarantee without first making demand on, or taking any proceeding against, Devco or resorting to any other security, guarantee or other means of payment and no action (or inaction) by Seller in respect of any such security, guarantee or other means of payment shall prejudice or affect Seller’s rights under this Guarantee. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein.

6.	The liability of the Guarantor under this Guarantee shall in no event be greater than that of Devco under the Purchase Order, and the Guarantor shall have available to it, in any action or proceeding by Seller seeking performance of this Guarantee, or damages for its non-performance of this Guarantee, all defenses and counterclaims which Devco would be able to raise in an action by Seller against Devco seeking performance or damages for non-performance under the Purchase Order.

7.	If a demand, in accordance with this Guarantee, is made upon the Guarantor and the Guarantor duly and properly performs the obligations of Devco then, to that extent only, Devco shall be released from such obligations by the Seller.

8.	Upon written notice to Seller, Guarantor may, without Seller’s consent, assign its obligations under this Guarantee to any of its Affiliates (as such term is defined in Section 5 (Special Conditions) Clause SC-1) who has an unsecured debt rating, as of the date of assignment of this Guaranty, equivalent to BBB minus or better (as determined by Standard & Poor’s) or Baa3 (as determined by Moody’s) (such rating, the “Threshold Rating”)If either one or both of such ratings are not available, an equivalent rating from an alternative rating source reasonably acceptable to Seller.

Upon the assignment of Guarantor’s obligations hereunder to any permitted assignee, and such permitted assignee’s assumption in writing in of such obligations, Guarantor shall be deemed released from and shall have no further rights, obligations, responsibilities or liabilities under this Guaranty.

Guarantor shall be deemed released from and shall have no further obligations, responsibilities or liabilities under this Guaranty on the earlier of (x) the date Devco assigns the rights and obligations of the Purchase Order to Bechtel Power Corporation or another nationally recognized engineering, procurement and construction contractor as permitted in the Purchase Order or (y) the date Devco has written commitments from lenders or equity investors (where the lead lender or investor has an equivalent or higher credit rating than the Threshold Rating and a tangible net worth of at least One Hundred Fifty Million Dollars ($150,000,000) to provide financing for the Project to cover the remaining balance under the Purchase Order and Seller has been provided a copy of such commitment for review.

9.	Guarantor represents and warrants that:

(a)	It is a corporation duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the

By Seller:	By Buyer:

Section 5, Appendix 12 – TXU Guarantee

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 12

TXU GUARANTEE

laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

(b) It has the corporate power and authority and legal right to execute and deliver this Guarantee and to perform its obligations hereunder. The execution and delivery by it of this Guarantee and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Guarantee constitutes a legal, valid and binding obligation of Guarantor enforceable against it in accordance with its terms.

(c) Neither the execution and delivery by it of this Guarantee, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or any of its subsidiaries or (ii) its articles of incorporation or by-laws, or (iii) the provisions of any indenture, instrument or agreement to which it or any of its subsidiaries is a party or is subject, or by which it is bound, or conflict with or constitute a default thereunder. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by it or any of its subsidiaries, is required to be obtained by it or any of its subsidiaries in connection with the execution and delivery of this Guarantee or the performance by it of its obligations hereunder or the legality, validity, binding effect or enforceability of this Guarantee.

10.	This Guarantee is governed by, and shall be construed in accordance with, the laws of the State of Texas without reference to the conflict of laws rules thereof. This Guarantee is intended to be fully enforceable in accordance with its terms and constitutes a guarantee of Devco’s obligations and liabilities arising out of or in connection with the Purchase Order. In the event that any issue, matter or dispute arises under the Purchase Order which is resolved under the Purchase Order, including any issue, matter or dispute which is resolved in accordance with the dispute resolution provisions under the Purchase Order, such issue, matter or dispute shall be deemed to have been conclusively determined for the purpose of this Guarantee and neither party to this Guarantee will thereafter take any steps to argue that such issue, matter or dispute should be resolved under this Guarantee in any different manner from the resolution under the Purchase Order and the parties waive any right to do so.

11.	TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS. THE PARTIES, TO THE EXTENT THEY MAY LEGALLY DO SO, IRREVOCABLY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS (OR ANY SIMILAR LEGAL DOCTRINE) OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION IN THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS, AND IRREVOCABLY STIPULATE THAT THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS, STATE OF TEXAS SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER SUCH PARTY FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF RELATED TO THIS GUARANTY. THE PARTIES EACH AGREE, TO THE FULLEST EXTENT PERMITTED BY FEDERAL LAW, NOT TO RAISE ANY OBJECTION TO THE REMOVAL OR TRANSFER TO THE FEDERAL DISTRICT COURT LOCATED IN THE COUNTY OF DALLAS,

By Seller:	By Buyer:

Section 5, Appendix 12 – TXU Guarantee

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 12

TXU GUARANTEE

STATE OF TEXAS OF ANY SUCH PROCEEDING THAT IS INITIALLY BROUGHT IN ANY OTHER COURT. THE PARTIES ALSO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY. THE PARTIES EACH AGREE THAT IT WILL NOT FILE ANY MOTION OR ASSERT ANY DEFENSE IN ANY SUCH PROCEEDING THAT IS INCONSISTENT WITH THE FOREGOING AGREEMENTS, WAIVERS, CONSENTS OR STIPULATIONS. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY. AS OF THE DATE OF THIS GUARANTY, EACH PARTY BELIEVES THAT THE REQUIREMENT OF DIVERSITY OF CITIZENSHIP OF THE PARTIES (ONE OF THE REQUIREMENTS NEEDED FOR A FEDERAL COURT TO HAVE SUBJECT MATTER JURISDICTION OVER A DISPUTE BETWEEN THE PARTIES) IS MET.

Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

To the extent Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property based on lack of personal jurisdiction, Guarantor hereby irrevocably waives such immunity with respect to its obligations under the Guarantee.

IN WITNESS WHEREOF, Guarantor has executed this Guarantee this      day of June     , 2006.

TXU US HOLDINGS COMPANY

Signed:
Name:
Title:
(Duly Authorized Officer of Guarantor)

By Seller:	By Buyer:

Section 5, Appendix 12 – TXU Guarantee

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 13

NARRATIVE ON DELIVERY AND FABRICATION

Seller shall provide a narrative description of method of delivery (multi-modal ship – rail – truck – heavy haul) and level of shop fabrication or modularization. E.g., fully assembled HP turbine section with casing and rotors installed, fully shop assembled skids, fully shop assembled pipe spools with valves and fittings attached; size of shipping containers, Equipment preservation, modularized enclosures and cabinets, etc.).

Component Description	Number of Pieces (per STG)	Narrative on Delivery and Fabrication

HP Section	1 assembled unit	Assembled with rotor and diaphragms installed in the shell. (no shell disassembly required). Temporary rotor shipping supports do have to be removed during installation. See photo A below as example. Assembled weight: 500,000 lbs
HP Rotor	0	(installed in HP turbine assemble above)
HP Steam Stop/Control Valves	4 valves-8 actuators	Assembled and shop tested, hydraulic actuators to be assembled on to the valve at site.
IP Section	1	18 pieces: upper & lower outer shell, upper & lower diaphragms (16 diaphragms total). IP lower half: 125,000 lbs
IP Rotor	1	Assembled and high speed balanced in shop. See photo C below as example. IP Rotor weight: 64,000 lbs
Reheat Steam Stop/Control Valves	2 valves – 4 actuators	Assembled and shop tested, hydraulic actuators to be assembled on the valve at site. See photo B below as example.
LP Rotor	2 rotors	Assembled and high speed balanced in shop. See photo C below as example. LP Rotor weight: 143,000lbs
LP Section (2 Flows per section)	2	26 pieces per LP section: Two upper & Two lower outer hoods. 1 Upper and 1 lower inner casings. 10 Upper & 10 lower diaphragms. Inner casing upper half weight: 85,000 lbs
Generator Stator	1 assembled stator	Hydrogen / water cooled. See photo #E below as example. End shield ship separately, direct to site. Stator weight: 811,000lbs.
Generator Rotor	1 rotor	Assembled and high speed balanced in shop. See photo F below as example. Rotor weight 177,500 lbs.
Lube Oil / EHC / ~~JOP~~ / Lube Oil Purification Skid	2 skids	Lube oil system skid (covers turbine and gen) and EHC system skid
Seal Oil Skid / Stator Cooling Water Unit	2 skids	Seal oil skid and Cooling water skid
Controls	1 cabinet	Mark 6 (one cabinet)
Exciter Equipment	1 cabinet	EX2100: Ships in 2 pieces. Consists of regulator/rectifier and PPT
Gland Steam System	1 skid	Gland condenser system skid

By Seller:	By Buyer:

Section 5, Appendix 13 – Narrative on Delivery and Fabrication

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 13

NARRATIVE ON DELIVERY AND FABRICATION

Component Description	Number of Pieces (per STG)	Narrative on Delivery and Fabrication
Loose shipped pipe and fittings	NA	Piping to be provided by the Seller is limited to "close-in" piping which consists of short lengths of pre-fabricated piping sections from the turbine generator bearing standards providing locations for sight glasses and bearing drain thermocouples. Provided shipped loose Hydraulic tubing and fittings for field routing and installation between the Hydraulic Power Unit and the turbine main and reheat steam valves. Hangers for field installation for the off-shell Stop & control valve chest, and Combined reheat Valves are included in the scope of supply.

Weather/Noise Enclosures	3 enclosures	2 each for HP & IP enclosures (shipped as knocked down fabricated panels and structure). 1 each Generator exciter requires enclosure for ambient condition above 50C.

Bearing Pedestals	6	Front standard, Mid-standard, LP-A hood extension, LP-B hood extension, Turbine end generator end shield bearing assembly and Exciter end generator end shield bearing assembly. See photo D below as example

Hydrogen Control System	1 skid	Hydrogen skid incorporates filters, monitors, and regulator.

The following items are to be incorporated and included in the scope of work for this Purchase Order:

1)	Small Bore ship loose pipe and hangers in Seller’s scope are to have the same design deliverable requirements and the same shop fabrication (spool) requirements as Large Bore ship loose pipe and hangers.

2)	Lifting Beams to be provided for STG components are to be warranted to be fit for their intended purpose and shall comply with the requirements of ASME B30.20. Lifting beams are required to be load tested and stamped / permanently marked with their specific load capacity.

3)	Steam Turbine and Generator couplings will require reaming and honing in the field.

4)	Coupling gap spacers to be provided. Require machining based on actual final alignment field installation measurements.

5)	Sole plates and fixators (if fixators option is elected) are the only embeds to be provided by Seller.

By Seller:	By Buyer:

Section 5, Appendix 13 – Narrative on Delivery and Fabrication

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 13

NARRATIVE ON DELIVERY AND FABRICATION

Typical examples of shop assembled major components

A) typical assembled HP turbines, rotor installed

B) typical assembled CRV valve	C) typical assembled rotor

D) typical assembled bearing standard

By Seller:	By Buyer:

Section 5, Appendix 13 – Narrative on Delivery and Fabrication

TXU STANDARD PROJECT

PROJECTS

SECTION 5, APPENDIX 13

NARRATIVE ON DELIVERY AND FABRICATION

E) typical generator assembled stator	F) typical assembled generator rotor

By Seller:	By Buyer:

Section 5, Appendix 13 – Narrative on Delivery and Fabrication

TXU STANDARD PROJECT

PROJECTS

SECTION 6

SUPPLIER QUALITY SURVEILLANCE

6.1	Quality Surveillance

Quality Surveillance is defined as the selective review, observation and evaluation of processes, procurement, manufacturing operations, quality control systems and programs to determine Seller compliance with contractual quality requirements. It is understood that the Agreement Price includes these inspection requirements. Quality Surveillance may consist of all or part of the following activities all to be performed in strict accordance with the requirements as set forth in Section 2; Section 5, Clause SC-5 (Quality Standards) and this Section 6.

6.2	Observation Points (Witness Points)

Observation Points are defined as critical steps in manufacturing and factory testing of the Equipment that may be observed by Owner, Buyer and/or Buyer’s Supplier Quality Representative. Seller shall advise Buyer’s Supplier Quality Representative fifteen 15 Days for offshore locations or ten (10) Days for U.S. locations ,in advance of the event with confirmation of 72 to 96 hours prior to the event or other reasonable period as mutually agreed to by Buyer and Seller, so that it may be witnessed by Buyer’s Supplier Quality Representative and Owner’s Representative. The Observation Points applicable to this Agreement are set forth in Appendix D to Section D. The Observation Points are subject to change by Buyer as deemed necessary as a result of changes to this Agreement provided the Observation Points are from Seller’s established Observation Points.

6.3	Initial Visit

The assigned Buyer’s Supplier Quality Representative (referred to as “ Buyer’s Supplier Quality Representative”), whose name will be notified to Seller, may conduct an initial visit, at a time mutually agreeable to Buyer and Seller, to review with responsible Seller management the quality requirements of the Agreement.

6.4	Scope

6.4.1	Equipment of this Agreement will be subject to inspection by Buyer, and other representatives as set forth in Clause SC-5 (Quality Standards). Seller will provide access to a controlled copy of Seller’s established Quality Assurance Manual to Buyer’s Supplier Quality Representative at Seller’s manufacturing facility for the duration of the Agreement.

6.4.2	It is essential that Seller understand that it is Seller’s responsibility to manufacture properly and to inspect thoroughly the Equipment prior to presentation to Buyer.

By Seller:	By Buyer:

Section 6 – Quality Surveillance

TXU STANDARD PROJECT

PROJECTS

SECTION 6

SUPPLIER QUALITY SURVEILLANCE

6.4.3	A Quality Surveillance Deficiency Report (QSDR), as set forth in Exhibit 6.1 to this Section 6, may be issued by Buyer’s Supplier Quality Representative to Seller when a surveillance activity discloses a deficiency. A copy of the QSDR form will be provided by Buyer’s Supplier Quality Representative during his initial visit to Seller’s manufacturing facility, if required.

6.4.4	Copy of QSDR will be provided to Seller’s quality representative or Seller’s designated representative at the time the deficiency is identified by Buyer’s Supplier Quality Representative.

6.4.5	Seller must respond to the QSDR in writing . For corrective action on programmatic or generic or repetitive deficiencies, Seller shall describe the investigative, remedial, and corrective actions taken to resolve deficient items and to preclude recurrence in accordance with Seller’s established Quality Assurance Program

6.4.6	Seller shall use Seller’s best efforts to make provisions for Buyer to visit the 270T711 project site to witness LP modifications relating to DSR Item 3.31, if applicable. Buyer’s costs associated with such visits will be by Buyer.

By Seller:	By Buyer:

Section 6 – Quality Surveillance

TXU STANDARD PROJECT

PROJECTS __

SECTION 7

EXPEDITING

In addition to the Expediting requirements described in the General Conditions as set forth in Section 5 of this Agreement, the following requirements are applicable:

7.1	Seller shall furnish a Monthly Status Report to Buyer’s Expediter, whose name will be notified to Seller, by the last business day of each month, or such other time as mutually acceptable to Buyer and Seller, until the completion of the Agreement, as applicable. The Sample OSS/ORION Exhibits included herein are intended to show the format and typical information. The typical information will be updated to meet the requirements of this Agreement, as applicable:

7.1.1	Report Cover Page

The Report Cover Page will include the typical information included in the attached Exhibit 1 to this Section 7.

7.1.2	General Report

The General Report will contain the typical information included in the attached Exhibit 2 to this Section 7.

7.1.3	Customer Drawing Report

The Customer Drawing Report will contain typical information included in the attached Exhibit 3 to this Section 7.

7.1.4	Manufacturing Milestones Report

The Manufacturing Milestones Report will contain the typical information included in the attached Exhibit 4 to this Section 7.

7.1.5	STG Report

The STG Report will contain the typical information included in the attached Exhibit 5 to this Section 7.

7.1.6	MSD Report

The MSD (Manufacturer Ship Direct) Report will contain the typical information included in the attached Exhibit 6 to this Section 7.

7.1.7	MSD Vendor Information Report

By Seller:	By Buyer:

Section 7 - Expediting

25270, 25275, 25280, 25285, 25290, 25295, 25300, 25305-000-POA-MUSG-00001

TXU STANDARD PROJECT

PROJECTS __

SECTION 7

EXPEDITING

The MSD Vendor Information Report will contain the typical information included in the attached Exhibit 7 to this Section 7.

7.1.8	Monthly Status Report

Seller’s Project Manager’s Monthly Status Report will contain the information as set forth in Section 5, Clause SC-8 (Progress Report) and subsections 7.1.1 through 7.1.7 above bound in Seller’s standard format and will include the following additional project specific information:

•	Executive Summary;

•	Summary status of fabrication, assembly, testing, and Buyer observation event schedules for each Major Component and MSD Major Components indicating the start & completion dates;

•	Invoicing Status;

•	Commercial Issues;

•	Action Items List;

•	Significant changes in Seller’s standards and manufacturing practices;

Any additional information to be included in Seller’s Project Manager’s Monthly Status Report will be mutually agreed to by Buyer and Seller at Seller’s Order Definition Meeting.

7.2	Project Organizational Chart

Seller shall provide an organization chart for the project, showing all members of the Project Team plus two levels of management above the project manager.

The requirements of the above paragraphs shall be addressed as follows:

•	Buyer

•	Project Name

•	Project Address

•	Attention: TBD

•	Telephone: TBD

•	Fax: TBD

By Seller:	By Buyer:

Section 7 - Expediting

25270, 25275, 25280, 25285, 25290, 25295, 25300, 25305-000-POA-MUSG-00001

TXU Standard Plant

Projects

Section 7—Expediting

Exhibit 1—“Sample” Report Cover Page

Opening Letter Date:		Release Date:

Customer:	[Insert Later]

Project Manager:	[Insert Later]	Phone:

Consortium Partner:	Not Applicable

Contract Manager:	[Insert Later]	Phone:

Sales Manager:	Jon A. Beemer	Phone:

Project Planner:	[Insert Later]	Phone:

Project Engineer:	[Insert Later]	Phone:

Requisition Engineers:

• Steam Turbine:	[Insert Later]	Phone:

• STG Generator:	[Insert Later]	Phone:

Guarantees & Liquidated Damages: See Section 5, SC28.

Title Passage & Delivery Terms: See Section 4, GC-4

By Seller:	By Buyer:

Section 7, Expediting

TXU Standard Plant

Projects

Section 7—Expediting

Exhibit 2—“Sample” General Report

Date as of:		Report Date:

Project Code:	Project Manager:	Planner/Scheduler:

Description:	Cur. Schedule:	Customer Req’d:
Sign Contract:	08/16/98 A	08/16/98

Order Definition Meeting (ODM) If required:	10/15/98 A	10/15/98

Customer Open Item Resolution:	10/22/98 A	10/29/98

[End of Report]

By Seller:	By Buyer:

Section 7, Expediting

TXU Standard Plant

Projects

Section 7—Expediting

Exhibit 3—“Sample” Customer Drawing Report

Reference to Combustion Turbine for illustration purposes only

Date as of:		Report Date:

Project Code:	Project Manager:	Planner/Scheduler:

ML Item #:	Description:	Drawing Number:	Original Issue:	Customer Required:	Revision:	Issue Date:	Rev. In Progress:
“Typical” Model 7241 Combustion Turbine Drawing Schedule:
040	Schematic Diagrams:		10 *
0301	Outline, Combustion Turbine Package Connections - Electrical:		14 *
0302	Outline, Buyer Mounted Devices:		14 *
0306	Outline, Mechanical - Combustion Turbine & Load:		12 *
0313	Outline, Combustion Turbine Package Connection Piping:		14 *
0314	Note, Combustion Turbine Package Connections Outline - Piping:		14 *
0323	Outline, Foundation Interface:		14 *
0326	Outline, Foundation Interface, Off-Base - Mechanical Equipment:		20 *
0330	Outline, Foundation Interface, Off-Base - Electrical Equipment:		14 *
0408	Weight & Center of Gravity, Combustion Turbine Package:		14 *
0414	Device Summary:		11 *
0438	Document List:		6 *
0444	One-Line Diagram:		10 *
0463	Cable Summary:		12 *
1603	Foundation Bolting Arrangement:		14 *
_______
* Time is specified in weeks elapsed between the Order Definition Meeting & the drawing release.

“Typical” 7FH2 Combustion Turbine-Generator Drawing Schedule:

C900	Exciter Model:		12 *
C901	Generator Cooler Performance Data:		12 *
C902	Generator Data & Curves:		12 *
C903	Test Report:		Provided After Unit Shipment
C907	Generator Requisition Summary Sheets:		12 *
G1D0	Outline, Liquid Detector Assembly:		12 *
G2FA	P&ID, Generator Auxiliary Systems:		12 *
G2MA	Outline, H2 Gas Dryer:		12 *
G2RA	Outline, H2 Valves in Piping:		12 *
G4JX	BDE & Loop Seal:		12 *
_______
* Time is specified in weeks elapsed between the Order Definition Meeting & the drawing release.

[End of Report]

By Seller:	By Buyer:

Section 7, Expediting

Order Status System / Order Reporting Information On Network

“SAMPLE” Customer Drawings Report

CDR Page - 1

TXU Standard Plant

Projects

Section 7—Expediting

Exhibit 4—“Sample” Manufacturing Milestones Report

Reference to Combustion Turbine for illustration purposes only

Date as of:	Report Date:
Project Code:	Project Manager:	Planner/Scheduler:

ML Description:	Current Schedule:	Customer Required:	Observation Point:
Data as of [Insert Date]
Mod. Type: GAS

GAS #1, Serial # [Insert Later]

UNIT ROTOR FINAL BALANCE:	08/27/99	08/27/99	O
UNIT ROTOR TO ASSEMBLY:	08/27/99	08/27/99
START STATOR STACK/VERTICAL ALIGNMENT:	08/13/99	08/13/99
ROTOR/STATOR CLEARANCE CHECKS:	08/27/99	08/27/99
UNIT TO BASE:	09/10/99	09/10/99
TURBINE TO TEST:	09/23/99	09/23/99
TURBINE ACCESSORY BASE HOT OIL FLUSH	10/01/99	10/01/99	O
UNIT READY FOR SHIPMENT:	10/08/99	10/08/99	O
CONTROL PANEL FINAL FACTORY TEST:	10/08/99	10/08/99	O
SHIP FOUNDATION BOLTING:	10/08/99	10/08/99
SHIP TURBINE:	10/08/99	10/08/99
SHIP SUMMARY SHEET:	10/08/99	10/08/99

GAS #2, Serial # [Insert Later]

UNIT ROTOR FINAL BALANCE:	09/02/99	09/02/99	O
UNIT ROTOR TO ASSEMBLY:	09/03/99	09/03/99
START STATOR STACK/VERTICAL ALIGNMENT:	08/20/99	08/20/99
ROTOR/STATOR CLEARANCE CHECKS:	09/03/99	09/03/99
UNIT TO BASE:	09/23/99	09/23/99
TURBINE TO TEST:	09/30/99	09/30/99
TURBINE ACCESSORY BASE HOT OIL FLUSH:	10/01/99	10/01/99	O
UNIT READY FOR SHIPMENT:	10/15/99	10/15/99	O
CONTROL PANEL FINAL FACTORY TEST:	10/15/99	10/15/99	O
SHIP FOUNDATION BOLTING:	10/15/99	10/15/99
SHIP TURBINE:	10/15/99	10/15/99
SHIP SUMMARY SHEET:	10/15/99	10/15/99

GAS #3, Serial # [Insert Later]

UNIT ROTOR FINAL BALANCE:	10/15/99	10/15/99	O
UNIT ROTOR TO ASSEMBLY:	10/15/99	10/15/99
START STATOR STACK/VERTICAL ALIGNMENT:	10/01/99	10/01/99
ROTOR/STATOR CLEARANCE CHECKS:	10/15/99	10/15/99
UNIT TO BASE:	10/29/99	10/29/99
TURBINE TO TEST:	11/11/99	11/11/99
TURBINE ACCESSORY BASE HOT OIL FLUSH	11/18/99	11/18/99	O
TURBINE TO PREP:	11/19/99	11/19/99	O
UNIT READY FOR SHIPMENT:	11/26/99	11/26/99	O
CONTROL PANEL FINAL FACTORY TEST:	11/26/99	11/26/99
SHIP FOUNDATION BOLTING:	11/26/99	11/26/99

ML Description:	Current Schedule:	Customer Required:	Observation Point:
SHIP TURBINE:	11/26/99	11/26/99
SHIP SUMMARY SHEET:	11/26/99	11/26/99

By Seller:	By Buyer:

Section 5, Appendix 5, Attachment 1

Order Status System / Order Reporting Information On Network

“SAMPLE” Manufacturing Milestones Report

MMR Page - 1

TXU Standard Plant

Projects

Section 7—Expediting

Exhibit 4—“Sample” Manufacturing Milestones Report

Reference to Combustion Turbine for illustration purposes only

Date as of:	Report Date:
Project Code:	Project Manager:	Planner/Scheduler:

Data as of [Insert Date]
Mod. Type: GEN

GEN #1, Serial # [Insert Later]

STATOR FABRICATON:	03/08/99	03/08/99
STATOR STACK:	07/16/99	07/16/99
STATOR FINAL ELECTRICAL TESTS:	08/09/99	08/09/99	O
ROTOR FORGING RECEIVED:	04/10/99	04/10/99
ROTOR MACHINE & CHIP:	06/17/99	06/17/99
ROTOR WINDING:	07/25/99	07/25/99
ROTOR 3RD. LATHE:	08/08/99	08/08/99
GENERATOR FIELD OVERSPEED & BALANCE:	08/13/99	08/13/99	O
GENERATOR FIELD FINAL ELECTRICAL TESTS:	08/15/99	08/15/99	O
TURN OVER TO SHIPING/FINAL INSPECTION:	08/26/99	08/26/99
SHIP GENERATOR:	09/15/99	09/15/99

GEN #2, Serial # [Insert Later]

STATOR FABRICATON:	05/15/99	05/15/99
STATOR STACK:	09/30/99	09/30/99
STATOR FINAL ELECTRICAL TESTS:	10/24/99	10/24/99	O
ROTOR FORGING RECEIVED:	06/20/99	06/20/99
ROTOR MACHINE & CHIP:	08/17/99	08/17/99
ROTOR WINDING:	09/30/99	09/30/99
ROTOR 3RD. LATHE:	10/15/99	10/15/99
GENERATOR FIELD OVERSPEED & BALANCE:	10/18/99	10/18/99	O
GENERATOR FIELD FINAL ELECTRICAL TESTS:	10/20/99	10/20/99	O
TURN OVER TO SHIPING/FINAL INSPECTION:	11/09/99	11/09/99
SHIP GENERATOR:	11/25/99	11/25/99

GEN #3, Serial # [Insert Later]

STATOR FABRICATON:	05/15/99	05/15/99
STATOR STACK:	09/30/99	09/30/99
STATOR FINAL ELECTRICAL TESTS:	10/24/99	10/24/99	O
ROTOR FORGING RECEIVED:	06/20/99	06/20/99
ROTOR MACHINE & CHIP:	08/17/99	08/17/99
ROTOR WINDING:	09/30/99	09/30/99
ROTOR 3RD. LATHE:	10/15/99	10/15/99
GENERATOR FIELD OVERSPEED & BALANCE:	10/18/99	10/18/99	O
GENERATOR FIELD FINAL ELECTRICAL TESTS:	10/20/99	10/20/99	O

ML Description:	Current Schedule:	Customer Required:	Observation Point:
TURN OVER TO SHIPING/FINAL INSPECTION:	11/09/99	11/09/99
SHIP GENERATOR:	11/25/99	11/25/99

[END OF REPORT]

By Seller:	By Buyer:

Section 5, Appendix 5, Attachment 1

Order Status System / Order Reporting Information On Network

“SAMPLE” Manufacturing Milestones Report

MMR Page - 2

TXU Standard Plant

Project s

Section 7—Expediting

Exhibit 5—“Sample” Units Report

Reference to Combustion Turbine for illustration purposes only

Date as of:	Report Date:
Project Code: Project Manager:	Planner/Scheduler:

Unit #1:	Serial #:	Current Ex-Factory:	Customer Required Ex-Factory:	Actual To Customer:
Mod. Type: Combustion Turbine Data As Of [Insert Date]

1	[Insert Serial #]	09/30/2000	09/30/2000	09/30/2000
2	[Insert Serial #]	10/31/2000	10/31/2000	10/31/2000
3	[Insert Serial #]	11/31/2000	11/32/2000	11/31/2000
Mod. Type: GEN Data As Of [Insert Date]

1	[Insert Serial #]	09/30/2000	09/30/2000	09/30/2000
2	[Insert Serial #]	10/31/2000	10/31/2000	10/31/2000
3	[Insert Serial #]	11/31/2000	11/32/2000	11/31/2000
4	[Insert Serial #]	02/28/2001	02/28/2001	02/28/2001

[End of Report]

By Seller:	By Buyer:
TXU Standard Project	Section 7, Expediting

Order Status System / Order Reporting Information On Network

“SAMPLE” Unit Report

UR Page - 1

TXU Standard Plant

Project s

Section 7—Expediting

Exhibit 6—“Sample” MSD Report

Reference to Combustion Turbine for illustration purposes only

Date as of:	Report Date:
Project Code: Project Manager:	Planner/Scheduler:

ML Item #:	Description:	Current Ex Factory Date:	Customer Required Date:

BOP #1 Serial # 10C80XX1

1207	Battery Chargers (HDW)	09/10/99	10/31/99
1207	Battery Rack (HDW)	08/20/99	10/31/99
1207	Battery Accessories (HDW)	10/22/99	10/31/99
1627	Acoustical Barrier System	10/22/99	10/31/99
A059	PEECC (HDW)	10/22/99	10/31/99
A062	Station Cable	10/22/99	10/31/99
A068	Low Pressure CO2 Fire Protection (HD)	10/22/99	10/31/99
A111	Generator Terminal Compartment (HD)	10/22/99	10/31/99
A130	Air Processing Unit (HDW)	10/22/99	10/31/99
A141	Isolation Transformer (HD)	10/22/99	10/31/99
A157	LCI Compartment (HDW)	10/22/99	10/31/99
C089	GEC (HDW)	10/22/99	10/31/99
C126	Neutral Grounding Xfmr. Resistor (HD)	10/22/99	10/31/99
E025	Water Wash Unit (HDW)	10/22/99	10/31/99

BOP #2 Serial # 10C80XX2

1207	Battery Chargers (HDW)	09/10/99	10/31/99
1207	Battery Rack (HDW)	08/20/99	10/31/99
1207	Battery Accessories (HDW)	10/22/99	10/31/99
1627	Acoustical Barrier System	10/22/99	10/31/99
A059	PEECC (HDW)	10/22/99	10/31/99
A062	Station Cable	10/22/99	10/31/99
A068	Low Pressure CO2 Fire Protection (HD)	10/22/99	10/31/99
A111	Generator Terminal Compartment (HD)	10/22/99	10/31/99
A130	Air Processing Unit (HDW)	10/22/99	10/31/99
A141	Isolation Transformer (HD)	10/22/99	10/31/99
A157	LCI Compartment (HDW)	10/22/99	10/31/99
C089	GEC (HDW)	10/22/99	10/31/99
C126	Neutral Grounding Xfmr. Resistor (HD)	10/22/99	10/31/99
E025	Water Wash Unit (HDW)	10/22/99	10/31/99

By Seller:	By Buyer:
TXU Standard Project	Section 7, Expediting

Order Status System / Order Reporting Information On Network

“SAMPLE” Unit Report

UR Page - 1

TXU Standard Plant

Project s

Section 7—Expediting

Exhibit 6—“Sample” MSD Report

Reference to Combustion Turbine for illustration purposes only

Date as of:	Report Date:

Project Code: Project Manager:	Planner/Scheduler:

ML Item #:	Description:	Current Ex Factory Date:	Customer Required Date:

BOP #3 Serial # 10C80XX3

1207	Battery Chargers (HDW)	09/10/99	10/31/99
1207	Battery Rack (HDW)	08/20/99	10/31/99
1207	Battery Accessories (HDW)	10/22/99	10/31/99
1627	Acoustical Barrier System	10/22/99	10/31/99
A059	PEECC (HDW)	10/22/99	10/31/99
A062	Station Cable	10/22/99	10/31/99
A068	Low Pressure CO2 Fire Protection (HD)	10/22/99	10/31/99
A111	Generator Terminal Compartment (HD)	10/22/99	10/31/99
A130	Air Processing Unit (HDW)	10/22/99	10/31/99
A141	Isolation Transformer (HD)	10/22/99	10/31/99
A157	LCI Compartment (HDW)	10/22/99	10/31/99
C089	GEC (HDW)	10/22/99	10/31/99
C126	Neutral Grounding Xfmr. Resistor (HD)	10/22/99	10/31/99
E025	Water Wash Unit (HDW)	10/22/99	10/31/99

Mod Type Combustion Turbine:

Combustion Turbine #1 Serial # 297XXX

0002	Fan, Vent Enclosure	10/11/99	10/31/99
0507	(A160) – Valve Stop – Fuel Gas	08/16/99	10/31/99
0509	(A160) – Valve Assembly Control – Fuel	08/16/99	10/31/99
0509	(A160) – Valve, Control Gas (HDW)	08/16/99	10/31/99
0559	Sensor Arr. Inlet/Exhaust	10/07/99	10/31/99
0639	Fuel Gas Flow System	10/11/99	10/31/99
0706	Diffuser Assembly Exhaust	09/24/99	10/31/99
0726	Combustion Tuning Instrumentation	10/01/99	10/31/99
0905	PP Arr. Lube Oil Feed & Drain – Bearing	10/11/99	10/31/99
0906	PPG Arr. Lube Oil Feed & Drain – Load	10/11/99	10/31/99
0907	Piping Arr. Lube Oil Feed & Drain - #2 Bearing	10/11/99	10/31/99
0909	Piping – Cooling & Sealing	10/11/99	10/31/99
0924	Piping Arr. Air E	10/11/99	10/31/99
0929	(A160) – Strainer Y Type	08/16/99	10/31/99
0929	Strainer Y Type	08/16/99	10/31/99
0953	Piping Arrangement Compressor Washing	10/11/99	10/31/99

By Seller:	By Buyer:
TXU Standard Project	Section 7, Expediting

Order Status System / Order Reporting Information On Network

“SAMPLE” Unit Report

UR Page - 1

TXU STANDARD PLANT

PROJECTS

SECTION 8

PACKING AND SHIPPING INSTRUCTIONS

1.	Safety: It is the Buyer’s goal to achieve zero accidents and incidents in the handling and transport of all shipments covered by this Purchase Order. The Seller and Buyer will at all times strive to ensure safe handling and transport of shipments and to avoid any action which could jeopardize the safety of individuals or result in damage to property.

2.	Compliance with these instructions: Compliance with these instructions will facilitate the prompt delivery and safe receipt of materials and equipment covered by this Purchase Order.

3.	Shipments from Seller’s sub-suppliers: Seller must ensure that these instructions also apply to each of the Seller’s Purchase Orders issued to sub-suppliers for materials and equipment covered by this Purchase Order that are to be delivered direct to the Buyer’s designated delivery point.

4.	Not Used

5.	Delivery terms: Delivery terms and responsibility for freight charges are designated on the first page of the Agreement. Buyer’s reference to Incoterms shall be in accordance with the International Chamber of Commerce “Incoterms 2000” publication. Reference to UCC shall be in accordance with the United States Uniform Commercial Code.

6.	Transport and Lifting Drawings: As specified in Section 3, Drawings and Data Requirements, for any single piece of equipment with a gross weight of 45,000 kilograms or more, Seller will submit preliminary transport and lifting drawings to Buyer’s Traffic & Logistics representative for information at least three (3) months prior to Seller’s promised shipment date to the respective delivery point.

For any single piece of equipment with a gross weight of between 10,000 and 45,000 kilograms, and with dimensions greater than 10 meters in length or 2.4 meters in width or 2.4 meters in height, Seller will submit transport and lifting drawings to Buyer’s Traffic & Logistics representative for review and approval at least one (1) month prior to Seller’s promised shipment date to the respective delivery point.

7.	Shipping Plans for FOB Jobsite* (UCC) or CFR, CIF, CPT, CIP, DEQ, DDU, and DDP (INCOTERMS 2000) Delivery Terms: Sixty (60) days in advance of shipment from supplier’s facility, Seller shall provide Buyer’s Traffic & Logistics representative with a preliminary shipping plan for equipment and materials purchased under these delivery terms. If the duration from award to shipment is less than sixty days, Seller’s shipping plan shall be provided at least one week prior to shipment. The shipping plan will include:

•	estimated number of total shipping units, with estimated total weight (kilograms) and volume (cubic meters) of shipment,

•	estimated weight (kilogram) and dimensions (centimeters) of largest shipping unit,

•	permits or right-of-way clearances required,

•	route surveys,

•	transport and lifting drawings for each over-dimensional (greater than 10 meters long, or 2.4 meters wide or 2.4 meters high) or overweight (greater than 20,000 kilograms) shipping unit,

By Seller:	By Buyer:

Section 8, Packing and Shipping Instructions

TXU STANDARD PLANT

PROJECTS __

SECTION 8

PACKING AND SHIPPING INSTRUCTIONS

•	transportation mode and carrier name and contact information,

•	estimated shipment dates from supplier’s facility,

•	preliminary main carriage load and stow plan (after ship loading), and

•	lifting and handling instructions for all shipping units which supplier recommends lifting with crane equipment.

•	FOB Jobsite (UCC) Delivery Term shipments covered by this requirement are for shipping units with a gross weight of 45,000 kilograms or more, or any single shipping unit greater than 10 meters in length, or 2.4 meters in width or 2.4 meters in height.

8.	Special Handling Requirements: Seller shall provide in advance (as specified in Section 3, Drawings and Data Requirements), all requisite instructions and recommendations for any special handling, receiving, or storage requirements.

9.	Material Test Reports or Certificates: Equipment or materials requiring material test reports or material certifications which arrive at the Seller’s designated delivery point without subject reports or certificates may be unloaded at Buyer’s discretion. However, such materials or equipment will not be considered as received until subject reports or certifications have been provided.

10.	Package Markings: Project specific marking instructions for domestic or international shipment are specified later in this document. Minimum package marking requirements are as follows:

•	All markings must be in the English language

•	Shipping marks must be stenciled on two opposite sides of the shipping unit (a shipping unit may be a box, carton, pallet, skid, bundle, crate, barrel, drum, loose self supported piece of equipment, etc.)

•	Lettering must be between 7.62 and 12.7 cm. (3 to 5 inches) high in weatherproof black ink to ensure visibility

•	Shipping units that can not be stenciled directly must have attached corrosion resistant metal tags with raised markings

•	ASTM (American Society of Testing and Marking) Standards Number D 5445 – 01, “Standard Practice for Pictorial Markings for Handling of Goods” (available through www.astm.org), will apply to all marking and labeling

•	As appropriate, shipping units must be marked with industry standard cautionary symbols indicating center of gravity, slinging or lifting points, top heavy packages, fragile and liquid contents, moisture sensitive contents, etc.

•	Markings indicating:

•	Buyer’s Purchase Order number,

•	Project name,

•	Shipping Control Number (SCN) if assigned, and

•	Shipping unit piece number, gross weight (kilograms) and dimensions (centimeters).
•	See exhibit “A” shipping marks.

By Seller:	By Buyer:

Section 8, Packing and Shipping Instructions

TXU STANDARD PLANT

PROJECTS __

SECTION 8

PACKING AND SHIPPING INSTRUCTIONS

11.	Hazardous Materials: Seller must pack, mark, and document any dangerous or hazardous materials in accordance with all applicable local, state, national and international codes, such as, the US Department of Transportation (DOT) Hazardous Materials Regulations (Title 49 Code of Federal Regulations Parts 100-185), the International Maritime Organization (IMO) International Maritime Dangerous Goods Code, or the International Air Transport Association (IATA) Dangerous Goods Regulations. Dangerous or hazardous materials must be separated from other materials and packed in separate shipping containers as required by the applicable codes and regulations. Seller must provide a current Material Safety Data Sheet (MSDS) to Buyer’s Expediting representative (who is identified in Agreement Section 6, Expediting Instructions) prior to shipment of any dangerous or hazardous materials.

12.	Preparation of Seller Bill of Lading: As a minimum, Seller’s bill of lading must include:

•	Buyer’s P.O. number,

•	Project name,

•	Shipping Control Number (SCN) if assigned,

•	If applicable, dangerous or hazardous materials UN number(s) and 24-hour emergency contact information,

13.	Freight Charges: Collect or Collect On Delivery (COD) shipments are not permitted. See Agreement delivery terms for freight cost responsibility and freight invoicing instructions.

14.	Final Packing List and Bill of Lading: Within seventy two (72) hours of shipment from overseas port of export, Seller will provide (via e-mail or fax) to Buyer’s Expediting and Traffic & Logistics representatives, a final packing list and bill of lading or equivalent evidencing shipment from supplier’s facility to Buyer’s designated delivery point.

15.	Buyer’s Traffic & Logistics representative:

Primary T&L Contact:	To be provided Later
Mailing Address:

E-mail Address:	@Bechtel.com
Telephone Number:
Facsimile Number:

Backup Contact:	To be provided Later
E-mail Address:	@Bechtel.com
Telephone Number:
Facsimile Number:

Normal Business Hours:

16.	Domestic Shipments (shipments originating in the project location country)

Seller shall issue their own domestic packing instructions for Buyer review.

By Seller:	By Buyer:

Section 8, Packing and Shipping Instructions

TXU STANDARD PLANT

PROJECTS

SECTION 8

PACKING AND SHIPPING INSTRUCTIONS

17.	International Shipments (shipments originating outside the project location country)

Seller shall issue their own domestic packing instructions for Buyer review.

17.1.	Compliance with US Export Controls (Not Used)

18.	International Shipments (shipments originating outside the project location country)

18.1.	Harmonized System Numbers: Seller or Seller’s sub-supplier must provide at least the first six digits of the applicable current Harmonized System (HS) number next to each product/component when issuing packing lists to Buyer or its agents.

For US exports, the relevant Harmonized System publication is the current US Department of Commerce, Bureau of the Census, US Foreign Trade, Statistical Classification of Domestic and Foreign Commodities Exported from the United States, Schedule B (Schedule B).

For exports from all other countries, use the exporting country’s current applicable Harmonized Commodity Description and Coding System (HS) publication.

18.2.	Obtaining Delivery Instructions: No later than three (3) weeks prior to shipment ready date, Seller must submit a preliminary packing list (only after commencement of shipment) via e-mail or fax to Buyer’s Expediting representative. Seller to supply proforma packing list in accordance with Attachment B “Requirements For Completing Packing List”. Upon receipt of supplier’s packing list, Buyer’s Traffic & Logistics representative will provide the Seller with a Shipping Control Number (SCN)

18.3.	Export / Import Documentation Package: As required by the country of importation. Minimally, this would require a bill of lading, commercial invoice and packing list. As well, Seller must present to Buyer any and all other documentation required, such as a Certificate of Origin, Fumigation Certificate, Phytosanitary Certificates or any other requirements pertaining to wood packaging legalized documentation, etc. as required.

Note: On September 16, 2005 the United States will begin enforcement of the ISPM 15 international standard for wood packaging, pallets and dunnage. All wood packaging, pallets, and dunnage must be compliant or such packaging, pallets, and dunnage along with any accompanying equipment will be subject to immediate re-export.

18.4.	The United States has enacted a rule governing imports of material from foreign countries destined to the U.S as of Feb. 2, 2003. This rule requires all ocean carriers to report a detailed manifest to U.S. Customs 24 hours prior to departure from the port of loading for all materials destined to U.S. ports. Seller must insure that the level of detail required to meet this requirement is rendered to the carrier in a timely manner.

PREPARATION – The Seller shall be responsible for correct preparation and provide certain documents in advance to accompany the export shipment.

Note: Foreign country customs officials place a great deal of emphasis on the accuracy and completeness of shipping documents. Seller should closely

By Seller:	By Buyer:

Section 8, Packing and Shipping Instructions

TXU STANDARD PLANT

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SECTION 8

PACKING AND SHIPPING INSTRUCTIONS

scrutinize all requirements when preparing and providing the export invoice and other documents for shipment to that country.

PACKING LIST – The packing list must show all of the following information and details as outlined in exhibit “B”: Additionally,

19.0	Export Preparation

DESTINATION – The equipment and materials are for ultimate delivery to the respective delivery point. If Seller has other delivery address or location as indicated on the Purchase Order, he must contact the Buyer’s Traffic and Logistics representative for special instructions.

PACKAGE – As used in this writing, the term “package” is any outside enclosure such as a box, skid, crate, barrel, drum, bundle or other such facility used to enclose or protect the items in transit. Conversely, Buyer cautions Seller not to use the term “package” in documents. To describe outside enclosures that can otherwise be described by their specific type. In other words, the term “package” by itself is not sufficient description for the packing list.

20.0	Packing and Protection

DEFINITION – “Packing” means to safely pack and protect the products from ex-factory delivery, both during loading/unloading and transport (by road, rail or water) all in accordance with Seller’s export packing instructions Utilizing a dry sea van is not to be used as a substitute for packing material.

SELLER-OWNED CONTAINERS – Seller supplying his own sea vans or containers for shipment must do so on a no deposit no return cost basis to the Buyer. Containers must be sea worthy and water tight, with valid CSC (Container Safety Council) plate.

Seller will comply with project specific shipping identification marks. See attachment “A” hereto.

21.0	Not Used

22.0 Proof of Delivery

The Seller is responsible to provide the Buyer’s Project Traffic Representative with a copy of proof of delivery, which is signed by the Buyer’s job site manager or other authorized person.

By Seller:	By Buyer:

Section 8, Packing and Shipping Instructions

TXU STANDARD PLANT

PROJECTS

SECTION 8

Packing and Shipping Requirements, Exhibit A

SHIPPING IDENTIFICATION MARKS

SHIPPER –

CONSIGNEE – (ULTIMATE CUSTOMER)

SCN NO:

PROJECT NAME

PURCHASE ORDER NO:                    REV

PACKAGE NUMBER -

DIMENSIONS: L             x W             x H             cm

GROSS WEIGHT             KILOS

MADE IN:

STORAGE CODE:

A= OUTDOORS

B= INDOORS UNCONTROLLED CLIMATE

C= INDOORS CONTROLLED CLIMATE

By Seller:	By Buyer:

Section 8, Packing and Shipping Requirements, Exhibit A

Bechtel Proprietary

SECTION 8

Packing and Shipping Requirements, Exhibit B

Requirements for Completing Packing Lists

All packing lists must be typed. Handwritten packing lists are unacceptable. Copies must be legible.

“A”	Date: Seller inserts date packing list is prepared.

“B”	Seller to complete as shipper showing the Buyer entity c/o the Seller. Should the Seller have sublet the shipper will be the Buyer entity c/o the sub Seller.

“C”	Consignee will be the consigning address provided by Buyer T&L/Expeditor.

“D”	Buyer reference number is the overall contract number provided in the Purchase Order.

“E”	Package Number: Seller inserts the appropriate sequencial Number, its 3-digit alphabetic code (as determined by Buyer and given to Seller) and 4-digit sequential package number.

“F”	Packing Style: Seller inserts the appropriate packing style (ie. box, crate, bundle, etc.).

“G”	Buyer Purchase Order: Seller inserts the complete Buyer Purchase Order number applicable to the contents of the package.

“H”	Dimensions: Seller inserts outside dimensions of the shipping package in centimetres and total cubic metres of the package.

“I”	Weight: Seller inserts the gross and net weight in kilograms of the package.

“J”	Type of Equipment: Seller insets an “X” in the appropriate box to indicate the type of equipment in the package.(ie spares, permanent plant, etc.).

“K”	Buyer Item No.: Seller inserts the complete Buyer item number as shown on the Buyer Purchase Order.

“L”	Seller part ID Number: Seller inserts their appropriate item identification which matches the material marks.

“M”	Quantity: Seller inserts quantity shipped of each item shown on the packing lists.

“N”	Description of Contents of Package: Seller inserts a description of each item within the package complete with Tag Number and or Drawing/Mark Number as applicable. Lot description not permitted.

“O”	Harmonized Code or Tarriff number: Seller inserts the appropriate tarriff number for each line item shipped to the 6 digit level.

By Seller:	By Buyer:

Section 8, Packing and Shipping Requirements, Exhibit A

TXU STANDARD PLANT

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SECTION 9

INVOICING INSTRUCTIONS

Invoices shall be submitted as follows.

1.	The original and three (3) copies of Seller’s commercial invoice along with copies of the original signed Bill of Lading (only applicable for shipment to Jobsite invoice) must be mailed to:

TXU Generation Development Company LLC
c/o Ken Smith
1601 Bryan Street
Dallas, TX 25201
Phone: 214-812-5036
Fax:
Email: ksmith@txu.com

With a copy to:
Bechtel Power Corporation
5275 Westview Drive
Frederick MD 21703
Attention: Project Expediter
TXU Standard Plant Project
Purchase Order No. [Seller shall insert the applicable purchase order number]

2.	Buyer may modify these invoicing instructions by notice to Seller at any time.

3.	Buyer will require Seller to execute and provide final waivers and releases of liens and claims, as applicable, in connection with or in any way related to the performance of this Agreement as a condition to payment in accordance with Special Conditions Clause SC-17.

By Seller:	By Buyer:

Section 9, Invoicing